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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05685
                                    --------------------------------------------

                          Williamsburg Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 225 Pictoria Drive, Suite 450               Cincinnati, Ohio           45246
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip code)

                             W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP   One Post Office Square    Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400
                                                     ---------------------------

Date of fiscal year end:        March 31, 2008
                           ---------------------------------

Date of reporting period:       March 31, 2008
                           ---------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.     REPORTS TO STOCKHOLDERS.

                        --------------------------------

                                   DAVENPORT
                                  EQUITY FUND
                                ---------------

                        --------------------------------


                                 ANNUAL REPORT
                                 March 31, 2008


                        --------------------------------

                        --------------------------------

THE DAVENPORT EQUITY FUND
LETTER TO SHAREHOLDERS                                               MAY 8, 2008
================================================================================

Dear Shareholders,

The following chart represents The Davenport Equity Fund's (the "Fund") performance and the performance of the S&P 500 Index*, the Fund's primary benchmark, for the periods ending March 31, 2008.

                                                                         Since       Gross
                                                                      Inception**   Expense
              Q1 2008    1 Year    3 Years**  5 Years**   10 Years**   (1/15/98)     Ratio:
-------------------------------------------------------------------------------------------
DAVPX          -7.88      3.44       7.61       12.24        4.22         5.24        0.96%
S&P 500        -9.44     -5.08       5.85       11.32        3.50         4.98

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, MAY BE OBTAINED BY CALLING 1-800-281-3217.

* The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**    Annualized.

                                MARKET COMMENTARY

To say that current market conditions are unsettling would be an understatement. Investors are waking up daily to headlines of volatile stock prices, declining home values, rising oil prices, a collapsing U.S. dollar and an under-capitalized banking system. Recently, we awoke to news of Bear Stearns being bailed out by JP Morgan and the Federal Reserve at a price of $2 per share, which is approximately 1% of its trading price of roughly $150 per share a year ago. The equity markets continued the late 2007 retreat in the first quarter of 2008 with the S&P 500 Index down 9.4% and the Russell Midcap Index
(1) down 10.0%. While not satisfied with negative results, we are pleased that the Fund outperformed its benchmark during the first quarter. Our economy is clearly slowing. Furthermore, we may be witnessing the end of a multi-decade debt boom. Bull markets tend to be driven in part by easy access to capital. Access to capital is supported by lending, which in turn is supported by faith and confidence. Currently, faith and confidence are lacking. As a result, we have been cautious in this environment. The Federal Reserve took unprecedented steps during the quarter to soften the blow, but probably won't be able to entirely offset this lack of confidence. During the quarter, the Federal Open Market Committee elected to lower the Fed Funds rate by 200 basis points and opened the discount window to broker dealers accepting an expanded list of assets as collateral. The Fed orchestrated the purchase of Bear Stearns by JP Morgan and agreed to guarantee the assets up to $29 billion to facilitate the orderly liquidation of their portfolio and avoid further market turmoil. These actions have gone a long way to restore investors' confidence that the Fed is appropriately focused on the financial markets. Nonetheless, the flight to quality from risk continues. In previous updates, we have discussed the growing popularity of riskier investments. Early last year, spreads between the riskiest debt and Treasury securities had contracted to the lowest levels seen in many years. In the past few months we have seen spreads widen considerably, doubling from year-ago levels, as rumors swirl around the credit worthiness of many institutions. We believe investors will continue to gravitate to, and pay a premium for, companies with high quality balance sheets and relatively stable business models with good cash generation. The Fund has been, and continues to be, positioned to take advantage of this shift in investor sentiment.

We have begun to search areas of the market where valuations have discounted the widely touted troubles of the day. While we remain cautious of companies whose assets and liabilities are difficult to assess, there are opportunities among those where the risk is in the companies' earnings which has been well telegraphed, is understood, and is reflected in valuations. Some of the depressed areas of the market, such as those related to housing and the consumer, have provided entry points to stocks at what we believe to be attractive valuations relative to their prospects in a recovery. We are reminded daily of the troubles the consumer faces and the difficulties in housing to the point of becoming numb to the news. Throughout the first quarter and into the beginning of the second, we have made some new investments in the Consumer Discretionary sector, an area in which we were underweighted for much of 2007. We believe now is the time to be planting a few seeds, recognizing that bad news may continue in the coming months, but that much of it has been accounted for in the valuations of many stocks. While investors' focus remains on troubles within the U.S. economy and financial markets, the drum beats on in much of the rest of the world. A slower U.S. economy will create a headwind for foreign economies, but it will not have the dampening effect it might have had a decade ago. We continue to favor companies with solid international operations, as the rising standard of living in other countries continues to create demand for products and services of these U.S. companies. New money is finding its way into individuals' pockets in many emerging markets which in turn is spent on toothpaste, beverages, cars, and computers. This demand should persist for far longer than the current weak domestic economy. Current pessimism surrounding our economy has created attractive valuations for some companies that will ride this wave of foreign wealth for years to come. Over the last year, the benefits of foreign exposure have become more apparent as slower growth for domestic operations has been partially offset by strong growth overseas. Additionally, a weak U.S. dollar has further aided earnings growth for companies doing business abroad as income is translated back into a relatively weak dollar. At some point this conversion will create a headwind for some of the names we own, but for now the benefits of owning these multinational businesses outweigh this risk. While we expect the markets to remain tumultuous in the short term, we believe this turbulence will present opportunities to buy companies at attractive prices and sell or reduce exposure to those for which we have become less enthusiastic. We will continue to seek opportunities that the current market presents to us, and carefully assess the investments we have already made. We look forward to reporting our progress to you in the summer.

                                    THE FUND

The Fund was up 3.4% over the twelve months ending March 31, 2008, and outperformed the broader market with the S&P 500 down 5.1% during that time. We are pleased to have outperformed the market, but we hope for better absolute returns over time. During this challenging investment environment we have emphasized a few themes in our stock selection process.

We continue to believe quality large-cap stocks should have appeal. Large companies offer a number of benefits including ready access to capital, trading liquidity and international exposure. That said, large caps out performance of small caps could moderate or reverse near-term, given very depressed valuations for smaller companies. Despite the strong performance of large caps relative to small cap stocks over the last twelve months, the S&P 500's decline of 9.44% for the first quarter was barely ahead of a 9.90% decline for the Russell 2000, which is a common proxy for small cap performance.

The Fund has the flexibility to tilt between growth and value stocks and we have had a growth bias over the last year. We believe investors may be willing to pay a premium for companies able to consistently post above average growth. This bias helped over the last year by this style bias, as growth stocks out performed value stocks based on a comparison of the S&P 500 Citigroup Value Index (2) (down 11.51%) and the S&P 500 Citigroup Growth Index (3) (up 2.68%). While this trend will undoubtedly sputter over short periods we feel the preference for growth stocks should persist for a while.

While the S&P 500 posted negative performance over the past twelve months, we had a few bright spots that helped our performance. Energy holdings such as EOG Resources and XTO Energy performed well in tandem with rising natural gas prices. Within the energy sector, we have been shifting exposure from huge integrated oil & gas companies, which may have difficulty growing, towards companies with better growth profiles. For instance, we recently sold ConocoPhillips and used the proceeds to re-establish a position in Cameco, which is the world's largest uranium producer. We had taken profits in this stock in late 2006 and thought it was attractive once again following a substantial decline. Relative performance during the year was also helped by the market's two most downtrodden sectors: Financials and Consumer Discretionary. In the case of Financials, we picked up some ground by avoiding many of the well publicized disasters in that industry and relatively stable performance from core holdings such as BB&T and Berkshire Hathaway. Within the Financial sector, we continue to emphasize quality and transparency. As for the Consumer Discretionary space, which suffered a tough 2007, we benefited from being underweight the sector. On a final positive note, we also got a lift in the strong Materials space from Rio Tinto, which was our top performer over the year. Our performance was hurt by the Consumer Staples sector, which was a bright spot in 2007, but suffered in the early part of 2008. While benefiting from an overweight position in the group, poor performance from SABMiller and Walgreen hurt results though we continue to like both stocks on a long term basis. We are pleased with how the Fund has weathered the turbulent market and hope in our next report to discuss strong absolute returns in addition to relative performance. We are excited about the fund's prospects and its potential to benefit from an economic recovery. We believe the strategy we have outlined above will help us achieve our overriding long term goal: to deliver competitive returns with comfortable risk.

To learn more about our recent purchases please see below. As always if you would like to learn more about our strategy, please feel free to contact us. We look forward to reporting to you late this summer.

(1) The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000.

(2) The S&P 500/CITIGROUP VALUE INDEX is a capitalization weighted index of all the stocks in the S&P 500 that have lower price-to-book ratios.

(3) The S&P 500/CITIGROUP GROWTH INDEX is a capitalization weighted index of all the stocks in the S&P 500 that have higher price-to-book ratios.

                                RECENT PURCHASES

CAMECO CORPORATION (CCJ) is the world's largest uranium producer with roughly 550 million pounds of reserves. At 20 million pounds of annual production, the company accounts for roughly 20% of global uranium production. Moreover, Cameco is one of the few publicly traded ways to play the long term bullish outlook for uranium/nuclear energy and is the only "go to" name in the space for big money. Cameco has a healthy balance sheet with a debt to capitalization ratio of 18% and has been buying back stock. Moreover, free cash flow should ramp dramatically to over $1 billion within a few years. The company's second largest deposit, Cigar Lake, flooded in 2006 and is not expected to resume production until 2011 at the earliest. This, along with lower uranium prices and softer financial results, has caused significant deterioration in CCJ's share price. That said, with the stock trading around 1x Net Asset Value (NAV) compared to the stock's historical range of 1.5x-2.0x, we believe most of the bad news is priced in at current levels.

MARRIOTT INTERNATIONAL INCORPORATED (MAR) is a hotel franchiser/manager and time share developer. Marriott has nearly 2,900 lodging properties in the United States and 68 other countries across 18 brands. We are attracted to Marriott's royalty-like business model. Since it does not own the majority of its hotels, Marriott has a capital light business model driven by management, franchise and incentive fees. This translates into significant free cash flow. The company should be able to grow units under management 4%-5% annually, and has a robust pipeline with roughly 115,000 rooms either approved or under construction. Also encouraging is the company's commitment to buying back stock. Since 1998 the company has purchased over $7 billion worth of its own stock and believes that it should be able to purchase another $4.5-$5 billion worth over the next five years.

SABMILLER PLC (SBMRY) is a global brewer with sales across 60 countries. The company has over 150 beer brands including Miller, Peroni, Fosters, Castle, Redd's and Snow. SAB Miller has a truly global footprint that is skewed towards faster growing economies. (Snow is the leading beer in China). North America accounts for only 15-20% of total volumes with 32% of volumes from Africa and Asia, 20% from Latin America and 15% from Europe. While trading at a discount to domestic brewers such as Anheuser Busch, the company is growing faster, has a solid core of brands and is successfully introducing new concepts (i.e. Miller Chill). Moreover, we expect the company to be able to leverage its brand purchases, such as its recent purchase of Grolsch, across its global platform. Overall, we expect the company should be able to generate single digit sales growth while growing the bottom line in the low double digits.

SanDisk Corporation (SNDK) is the world's largest supplier of innovative flash memory and data storage products. NAND flash memory, which founder Dr. Eli Harari and SNDK pioneered, has become one of the most important technology advancements of the past 20 years, all but replacing traditional film as the storage medium of choice and well on its way to doing the same to CDs and tapes in the market for portable audio. The company benefits not only from the sales of its own products, but from the general growth in NAND sales as most other market participants pay royalties to SNDK on their NAND sales. We believe flash memory will see increasing adoption as new consumer devices emerge (multimedia phones, solid state drives, etc.). We are also attracted to the company's intellectual property, which allows it to collect royalties from other NAND manufacturers. Using the low end of revenue and margin guidance, the company should be able to generate $2.00+ of EPS (earnings per share) in 2008 and appears cheap at these depressed levels. Authorized for distribution only if preceded or accompanied by a prospectus. Where shown or quoted, recent company returns are stock price changes only, and reflect neither dividends nor any fees as associated with an investment in the Fund. This Report seeks to describe the Fund managers' current views of the market and to highlight selected activity in the Fund. Any discussion of specific securities is intended to help shareholders understand the Fund's investment style, and should not be regarded as a recommendation of any security.

                                            Sincerely,

                                            Joseph L. Antrim, III
                                            President
                                            Davenport Equity Fund

THE DAVENPORT EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

         STANDARD & POOR'S 500 INDEX:         THE DAVENPORT EQUITY FUND
        -----------------------------         -------------------------
          DATE           VALUE                  DATE            VALUE
        --------        -------                --------        -------
        03/31/98       $ 10,000                03/31/98       $ 10,000
        06/30/98         10,330                06/30/98         10,139
        09/30/98          9,303                09/30/98          8,931
        12/31/98         11,284                12/31/98         10,341
        03/31/99         11,846                03/31/99         10,853
        06/30/99         12,681                06/30/99         11,408
        09/30/99         11,889                09/30/99         10,700
        12/31/99         13,658                12/31/99         11,958
        03/31/00         13,971                03/31/00         12,472
        06/30/00         13,600                06/30/00         12,079
        09/30/00         13,468                09/30/00         11,966
        12/31/00         12,415                12/31/00         11,872
        03/31/01         10,943                03/31/01         10,395
        06/30/01         11,583                06/30/01         10,741
        09/30/01          9,883                09/30/01          9,639
        12/31/01         10,939                12/31/01         10,508
        03/31/02         10,969                03/31/02         10,695
        06/30/02          9,500                06/30/02          9,796
        09/30/02          7,858                09/30/02          8,337
        12/31/02          8,521                12/31/02          8,798
        03/31/03          8,253                03/31/03          8,485
        06/30/03          9,524                06/30/03          9,681
        09/30/03          9,775                09/30/03         10,058
        12/31/03         10,966                12/31/03         11,016
        03/31/04         11,151                03/31/04         11,347
        06/30/04         11,343                06/30/04         11,380
        09/30/04         11,132                09/30/04         11,202
        12/31/04         12,159                12/31/04         12,275
        03/31/05         11,898                03/31/05         12,131
        06/03/05         12,061                06/03/05         12,150
        09/30/05         12,495                09/30/05         12,570
        12/31/05         12,756                12/31/05         12,839
        03/31/06         13,293                03/31/06         13,281
        06/30/06         13,102                06/30/06         13,117
        09/30/06         13,844                09/30/06         13,647
        12/31/06         14,771                12/31/06         14,504
        03/31/07         14,866                03/31/07         14,613
        06/30/07         15,799                06/30/07         15,749
        09/30/07         16,120                09/30/07         16,578
        12/31/07         15,583                12/31/07         16,409
        03/31/08         14,111                03/31/08         15,116

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                   Average Annual Total Returns(a)
                                 (for periods ended March 31, 2008)

                                     1 YEAR   5 YEARS   10 YEARS

     The Davenport Equity Fund        3.44%    12.24%     4.22%
     Standard & Poor's 500 Index     -5.08%    11.32%     3.50%
--------------------------------------------------------------------------------

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE DAVENPORT EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE STANDARD & POOR'S 500 INDEX

                              [BAR CHART OMITTED]

                                                  The
                                           Davenport Equity  Standard & Poor's
                                                 Fund           500 Index
                                           -----------------------------
Consumer Discretionary                            6.6%             8.6%
Consumer Staples                                 16.7%            11.1%
Energy                                           12.3%            13.3%
Financials                                       16.4%            16.8%
Health Care                                       9.8%            11.7%
Industrials                                      12.4%            12.2%
Information Technology                           14.4%            15.7%
Materials                                         3.8%             3.6%
Telecommunications Services                       4.6%             3.4%
Utilities                                         0.0%             3.6%
Cash Equivalents                                  3.0%             0.0%

TOP TEN EQUITY HOLDINGS

                                                  % OF
      SECURITY DESCRIPTION                     NET ASSETS
      --------------------                     ----------
      General Electric Company                    3.4%
      Markel Corporation                          2.6%
      Berkshire Hathaway, Inc. - Class B          2.6%
      Praxair, Inc.                               2.5%
      Danaher Corporation                         2.4%
      Colgate-Palmolive Company                   2.4%
      United Technologies Corporation             2.4%
      Exxon Mobil Corporation                     2.2%
      United Parcel Service, Inc. - Class B       2.1%
      L-3 Communications Holdings, Inc.           2.1%

THE DAVENPORT EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 97.0%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 6.6%
   119,885   CarMax, Inc. (a) ..................................   $  2,328,167
    70,523   Lowe's Companies, Inc. ............................      1,617,798
    58,470   Marriott International, Inc. ......................      2,009,029
   108,358   News Corporation ..................................      2,063,136
    52,682   Omnicom Group, Inc. ...............................      2,327,491
                                                                   ------------
                                                                     10,345,621
                                                                   ------------
             CONSUMER STAPLES -- 16.7%
    47,414   Colgate-Palmolive Company .........................      3,694,025
    71,241   CVS Caremark Corporation ..........................      2,885,973
    62,461   Hershey Company (The) .............................      2,352,906
    78,625   Kraft Foods, Inc. .................................      2,438,161
    45,379   PepsiCo, Inc. .....................................      3,276,364
    37,716   Procter & Gamble Company (The) ....................      2,642,760
    86,008   SABMiller PLC - ADR ...............................      1,887,205
    53,800   Smithfield Foods, Inc. (a) ........................      1,385,888
   104,463   Sysco Corporation .................................      3,031,516
    65,087   Walgreen Company ..................................      2,479,164
                                                                   ------------
                                                                     26,073,962
                                                                   ------------
             ENERGY -- 12.3%
    50,687   Cameco Corporation ................................      1,669,630
    36,119   Chevron Corporation ...............................      3,083,118
    17,633   EOG Resources, Inc. ...............................      2,115,960
    41,388   Exxon Mobil Corporation ...........................      3,500,597
    33,198   Schlumberger Ltd. .................................      2,888,226
    19,564   Transocean, Inc. (a) ..............................      2,645,053
    52,379   XTO Energy, Inc. ..................................      3,240,165
                                                                   ------------
                                                                     19,142,749
                                                                   ------------
             FINANCIALS -- 16.4%
    50,687   American International Group, Inc. ................      2,192,213
    49,689   Bank of America Corporation .......................      1,883,710
    61,822   BB&T Corporation ..................................      1,982,013
       918   Berkshire Hathaway, Inc. - Class B (a) ............      4,106,122
    64,057   Brookfield Asset Management, Inc. .................      1,718,649
    53,914   Capital One Financial Corporation .................      2,653,647
    11,375   Goldman Sachs Group, Inc. (The) ...................      1,881,311
    53,680   JPMorgan Chase & Company ..........................      2,305,556
     9,379   Markel Corporation (a) ............................      4,126,479
    55,077   T. Rowe Price Group, Inc. .........................      2,753,850
                                                                   ------------
                                                                     25,603,550
                                                                   ------------
             HEALTH CARE -- 9.8%
    42,106   Allergan, Inc. ....................................      2,374,358
    48,292   Eli Lilly & Company ...............................      2,491,384
    43,679   Johnson & Johnson .................................      2,833,457
    63,450   Owens & Minor, Inc. ...............................      2,496,123
    52,682   Wyeth .............................................      2,200,000
    37,349   Zimmer Holdings, Inc. (a) .........................      2,907,993
                                                                   ------------
                                                                     15,303,315
                                                                   ------------

THE DAVENPORT EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 97.0% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 12.4%
    49,051   Danaher Corporation ...............................   $  3,729,348
   141,883   General Electric Company ..........................      5,251,090
    30,133   L-3 Communications Holdings, Inc. .................      3,294,742
    45,419   United Parcel Service, Inc. - Class B .............      3,316,495
    53,521   United Technologies Corporation ...................      3,683,315
                                                                   ------------
                                                                     19,274,990
                                                                   ------------
             INFORMATION TECHNOLOGY -- 14.4%
    13,570   Apple Computer, Inc. (a) ..........................      1,947,295
    75,432   Cisco Systems, Inc. (a) ...........................      1,817,157
   106,562   Corning, Inc. .....................................      2,561,750
     3,665   Google, Inc. (a) ..................................      1,614,323
   108,558   Intel Corporation .................................      2,299,258
    21,352   International Business Machines Corporation .......      2,458,469
   102,212   Microsoft Corporation .............................      2,900,777
    73,037   Nokia Oyj - ADR ...................................      2,324,768
   125,520   Oracle Corporation (a) ............................      2,455,171
    88,802   SanDisk Corporation (a) ...........................      2,004,261
                                                                   ------------
                                                                     22,383,229
                                                                   ------------
             MATERIALS -- 3.8%
    46,017   Praxair, Inc. .....................................      3,876,012
     4,949   Rio Tinto PLC - ADR ...............................      2,038,196
                                                                   ------------
                                                                      5,914,208
                                                                   ------------
             TELECOMMUNICATIONS SERVICES -- 4.6%
    40,789   America Movil S.A. de C.V. - Series L - ADR .......      2,597,851
    32,328   China Mobile Ltd. - ADR ...........................      2,424,923
    22,350   Millicom International Cellular S.A. (a) ..........      2,113,193
                                                                   ------------
                                                                      7,135,967
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $126,978,911) ...........   $151,177,591
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 2.4%                                VALUE
--------------------------------------------------------------------------------
 3,753,235   First American Treasury Obligations Fund -
               Class Y (Cost $3,753,235) .......................   $  3,753,235
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 99.4%
               (Cost $130,732,146) .............................   $154,930,826

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6% .....        867,728
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $155,798,554
                                                                   ============

(a)   Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2008
================================================================================
ASSETS
   Investments in securities:
      At acquisition cost .......................................   $130,732,146
                                                                    ============
      At market value (Note 1) ..................................   $154,930,826
   Dividends receivable .........................................        118,272
   Receivable for investment securities sold ....................        790,555
   Receivable for capital shares sold ...........................        147,879
   Other assets .................................................         10,602
                                                                    ------------
      TOTAL ASSETS ..............................................    155,998,134
                                                                    ------------
LIABILITIES
   Payable for capital shares redeemed ..........................         70,832
   Accrued investment advisory fees (Note 3) ....................        106,627
   Accrued administration fees (Note 3) .........................         17,800
   Accrued compliance fees (Note 3) .............................          1,750
   Other accrued expenses .......................................          2,571
                                                                    ------------
      TOTAL LIABILITIES .........................................        199,580
                                                                    ------------

NET ASSETS ......................................................   $155,798,554
                                                                    ============

Net assets consist of:
Paid-in capital .................................................   $128,669,019
Accumulated net realized gains from security transactions .......      2,930,855
Net unrealized appreciation on investments ......................     24,198,680
                                                                    ------------
Net assets ......................................................   $155,798,554
                                                                    ============

Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ..........................     11,270,286
                                                                    ============

Net asset value, offering price and redemption price
   per share (Note 1) ...........................................   $      13.82
                                                                    ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2008
================================================================================
INVESTMENT INCOME
   Dividends ...................................................   $  2,525,011
                                                                   ------------
EXPENSES
   Investment advisory fees (Note 3) ...........................      1,214,671
   Administration fees (Note 3) ................................        218,071
   Compliance service fees (Note 3) ............................         21,954
   Custodian fees ..............................................         20,650
   Printing of shareholder reports .............................         17,028
   Professional fees ...........................................         16,750
   Trustees' fees and expenses .................................         13,212
   Registration fees ...........................................         12,336
   Insurance expense ...........................................          9,290
   Postage and supplies ........................................          7,156
   Other expenses ..............................................          6,086
                                                                   ------------
      TOTAL EXPENSES ...........................................      1,557,204
                                                                   ------------

NET INVESTMENT INCOME ..........................................        967,807
                                                                   ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions ...............     13,162,124
   Net change in unrealized appreciation/depreciation
      on investments. ..........................................     (8,698,751)
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...............      4,463,373
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....................   $  5,431,180
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================
                                                                     YEAR              YEAR
                                                                    ENDED             ENDED
                                                                   MARCH 31,         MARCH 31,
                                                                     2008              2007
------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ....................................   $      967,807    $      999,836
   Net realized gains from security transactions ............       13,162,124        10,206,688
   Net change in unrealized appreciation/
      depreciation on investments ...........................       (8,698,751)        2,884,979
                                                                --------------    --------------
Net increase in net assets from operations ..................        5,431,180        14,091,503
                                                                --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...............................         (970,615)       (1,012,305)
   From net realized capital gains on security transactions .      (14,895,339)       (5,238,825)
                                                                --------------    --------------
Net decrease in net assets from distributions to shareholders      (15,865,954)       (6,251,130)
                                                                --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ................................       18,325,065        11,901,066
   Net asset value of shares issued in
      reinvestment of distributions to shareholders.. .......       15,101,443         5,939,200
   Payments for shares redeemed .............................      (18,848,280)      (22,948,178)
                                                                --------------    --------------
Net increase (decrease) in net assets from
   capital share transactions ...............................       14,578,228        (5,107,912)
                                                                --------------    --------------

TOTAL INCREASE IN NET ASSETS ................................        4,143,454         2,732,461

NET ASSETS
   Beginning of year ........................................      151,655,100       148,922,639
                                                                --------------    --------------
   End of year ..............................................   $  155,798,554    $  151,655,100
                                                                ==============    ==============

UNDISTRIBUTED NET INVESTMENT INCOME .........................   $           --    $        2,808
                                                                ==============    ==============
CAPITAL SHARE ACTIVITY
   Sold .....................................................        1,201,518           830,191
   Reinvested ...............................................        1,005,915           416,381
   Redeemed .................................................       (1,221,802)       (1,606,678)
                                                                --------------    --------------
   Net increase (decrease) in shares outstanding ............          985,631          (360,106)
   Shares outstanding at beginning of year ..................       10,284,655        10,644,761
                                                                --------------    --------------
   Shares outstanding at end of year ........................       11,270,286        10,284,655
                                                                ==============    ==============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------
                                                           YEARS ENDED MARCH 31,
                                     ------------------------------------------------------------------
                                        2008          2007          2006          2005          2004
-------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of year ..............   $    14.75    $    13.99    $    13.08    $    12.30    $     9.23
                                     ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income ..........         0.10          0.10          0.07          0.07          0.04
  Net realized and unrealized
    gains on investments .........         0.53          1.28          1.17          0.78          3.07
                                     ----------    ----------    ----------    ----------    ----------
Total from investment operations .         0.63          1.38          1.24          0.85          3.11
                                     ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net
    investment income ............        (0.10)        (0.10)        (0.07)        (0.07)        (0.04)
  Distributions from
    net realized gains ...........        (1.46)        (0.52)        (0.26)           --            --
                                     ----------    ----------    ----------    ----------    ----------
Total distributions ..............        (1.56)        (0.62)        (0.33)        (0.07)        (0.04)
                                     ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ...   $    13.82    $    14.75    $    13.99    $    13.08    $    12.30
                                     ==========    ==========    ==========    ==========    ==========

Total return (a) .................        3.44%        10.02%         9.48%         6.91%        33.72%
                                     ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's)    $  155,799    $  151,655    $  148,923    $  138,181    $  121,769
                                     ==========    ==========    ==========    ==========    ==========

Ratio of expenses to
  average net assets .............        0.96%         0.98%         0.98%         0.98%         1.00%

Ratio of net investment income to
  average net assets .............        0.60%         0.67%         0.50%         0.57%         0.35%

Portfolio turnover rate ..........          37%           26%           39%           28%           25%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Common expenses -- Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid during the years ended March 31, 2008 and 2007 was as follows:

--------------------------------------------------------------------------------
                            ORDINARY          LONG-TERM
       YEAR ENDED            INCOME          CAPITAL GAINS          TOTAL
--------------------------------------------------------------------------------
     March 31, 2008        $ 2,627,384        $13,238,570       $15,865,954
     March 31, 2007        $ 1,012,305        $ 5,238,825       $ 6,251,130
--------------------------------------------------------------------------------

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2008:

--------------------------------------------------------------------------------
Cost of portfolio investments .........................           $ 131,036,465
                                                                  =============
Gross unrealized appreciation .........................           $  32,698,767
Gross unrealized depreciation .........................              (8,804,406)
                                                                  -------------
Net unrealized appreciation ...........................           $  23,894,361
Undistributed long-term gains .........................               3,235,174
                                                                  -------------
Accumulated earnings ..................................           $  27,129,535
                                                                  =============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Fund adopted the provisions of FIN 48 on September 30, 2007. Management analyzed the Fund's tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2005 through March 31, 2008) for purposes of implementing FIN 48 and has concluded that no provision for income tax is required in the financial statments.

2.    INVESTMENT TRANSACTIONS

During the year ended March 31, 2008, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $58,825,093 and $59,308,456, respectively.

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of the Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Fund for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Fund pays Ultimus an annual base fee of $15,000 plus an asset-based fee equal to 0.01% per annum on net assets in excess of $100 million.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4.    CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.    NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE DAVENPORT EQUITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

The Board of Trustees and Shareholders of
The Davenport Equity Fund of the Williamsburg Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Davenport Equity Fund (the "Fund") (a series of the Williamsburg Investment Trust) as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
May 16, 2008

THE DAVENPORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                                    POSITION HELD          LENGTH OF
  TRUSTEE                         ADDRESS                              AGE          WITH THE TRUST         TIME SERVED
----------------------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.        931 Broad Street Road                71           Chairman and           Since
                                  Manakin-Sabot, VA                                 Trustee                June 1991

* Austin Brockenbrough III        1802 Bayberry Court, Suite 400       71           Trustee                Since
                                  Richmond, VA                                                             September 1988

* John T. Bruce                   800 Main Street                      54           Trustee                Since
                                  Lynchburg, VA                                                            September 1988

  Robert S. Harris                100 Darden Boulevard                 58           Trustee                Since
                                  Charlottesville, VA                                                      January 2007

  J. Finley Lee, Jr.              448 Pond Apple Drive North           68           Trustee                Since
                                  Naples, FL                                                               September 1988

  Richard L. Morrill              University of Richmond               68           Trustee                Since
                                  Richmond, VA                                                             March 1993

  Harris V. Morrissette           100 Jacintoport Boulevard            48           Trustee                Since
                                  Saraland, AL                                                             March 1993

  Erwin H. Will, Jr.              47 Willway Avenue                    75           Trustee                Since
                                  Richmond, VA                                                             July 1997

  Samuel B. Witt III              302 Clovelly Road                    72           Trustee                Since
                                  Richmond, VA                                                             November 1988

  Joseph L. Antrim III            One James Center                     62           President              Since
                                  901 E. Cary Street                                                       November 1997
                                  Richmond, VA

  John P. Ackerly IV              One James Center                     44           Vice President         Since
                                  901 E. Cary Street                                                       November 1997
                                  Richmond, VA

  Robert G. Dorsey                225 Pictoria Drive, Suite 450        51           Vice President         Since
                                  Cincinnati, OH                                                           November 2000

  Mark J. Seger                   225 Pictoria Drive, Suite 450        46           Treasurer              Since
                                  Cincinnati, OH                                                           November 2000

  John F. Splain                  225 Pictoria Drive, Suite 450        51           Secretary              Since
                                  Cincinnati, OH                                                           November 2000

  Tina H. Bloom                   225 Pictoria Drive, Suite 450        39           Chief Compliance       Since
                                  Cincinnati, OH                                    Officer                August 2006

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

THE DAVENPORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees eleven portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of China Doll Rice Company. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P.  Ackerly  IV is Senior  Vice  President  and  Portfolio  Manager  of the
Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice  President of  Administration  of Ultimus Fund  Solutions,
LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

THE DAVENPORT EQUITY FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2007 through March 31, 2008).

The table below illustrates the Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

--------------------------------------------------------------------------------
                             BEGINNING ENDING
                               ACCOUNT VALUE     ACCOUNT VALUE    EXPENSES PAID
                                OCT. 1, 2007     MARCH 31, 2008   DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00        $  911.80           $4.54

Based on Hypothetical 5% Return
   (before expenses)              $1,000.00        $1,020.25           $4.80
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 0.95% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE DAVENPORT EQUITY FUND
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Fund is updated daily and can be reviewed at the Fund's website at http://www.investdavenport.com.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

For the fiscal year ended March 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $2,627,384 as taxed at a maximum rate of 15%, as well as $13,238,570 as long-term capital gain distributions. For the fiscal year ended March 31, 2008, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

THE DAVENPORT EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
================================================================================

At an in-person meeting held on February 12, 2008, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreement with the Adviser on behalf of The Davenport Equity Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the advisory fees and overall expense levels of the Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout" benefits to the Adviser. The Trustees also considered the fact that all of the Fund's portfolio trades were executed by the Adviser at no cost to the Fund. In evaluating the Fund's advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on both the short-term and the long-term performance of the Fund (which exceeded the returns of both its primary benchmark (the S&P 500 Index) and the average of funds within its Lipper category) and other services provided under the Investment Advisory Agreement, they believe that the Adviser has provided quality portfolio managment services to the Fund; (ii) although the advisory fees payable to the Adviser are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser; (iii) the total operating expense ratio of the Fund is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc., and (iv) the Adviser has further benefited the Fund's shareholders by executing portfolio transactions at no cost to the Fund.

THE DAVENPORT EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
================================================================================

Given the size of the Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders to continue the Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

--------------------------------------------------------------------------------

                   THE DAVENPORT EQUITY FUND

                   INVESTMENT ADVISER
                   Davenport & Company LLC
                   One James Center
                   901 East Cary Street
                   Richmond, Virginia 23219-4037

                   ADMINISTRATOR
                   Ultimus Fund Solutions, LLC
                   P.O. Box 46707
                   Cincinnati, Ohio 45246-0707
                   1-800-281-3217

                   CUSTODIAN
                   US Bank
                   425 Walnut Street
                   Cincinnati, Ohio 45202

                   INDEPENDENT REGISTERED PUBLIC
                   ACCOUNTING FIRM
                   Ernst & Young LLP
                   1900 Scripps Center
                   312 Walnut Street
                   Cincinnati, Ohio 45202

                   LEGAL COUNSEL
                   Sullivan & Worcester LLP
                   One Post Office Square
                   Boston, Massachusetts 02109

                   BOARD OF TRUSTEES
                   Austin Brockenbrough III
                   John T. Bruce
                   Charles M. Caravati, Jr.
                   Robert S. Harris
                   J. Finley Lee, Jr.
                   Richard L. Morrill
                   Harris V. Morrissette
                   Erwin H. Will, Jr.
                   Samuel B. Witt III

                   OFFICERS
                   Joseph L. Antrim III, President
                   John P. Ackerly IV, Vice President

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      THE
                            FLIPPIN, BRUCE & PORTER
                                     FUNDS

                         ==============================
                                 FBP VALUE FUND
                                FBP BALANCED FUND


                                  ANNUAL REPORT
                                 March 31, 2008


                                  NO-LOAD FUNDS

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS                                              MAY 21, 2008
================================================================================

We are pleased to report on your Funds and their investments for the fiscal year ended March 31, 2008.

The first quarter of 2008 saw weakness in equity markets around the world as investors found themselves in the midst of a bona fide credit crunch brought on by the state of the U.S. housing market and its related side effects. Stocks in the U.S. fell almost 10%, the most difficult quarter since the bear market of 2002. Clearly, there are significant challenges facing the economy and the markets. In our opinion, recent actions taken by the Federal Reserve will work to stimulate the economy and calm fears of a financial meltdown. The Fed funds rate has been cut significantly and liquidity has been pushed into the system. Additionally, the Fed stepped in to orchestrate a takeover of Bear Stearns and opened its lending window to investment banks, a highly unusual and innovative strategy. While no single institution, not even the Fed, can fix the problems of the economy in a single action, we believe its recent aggressive steps will go a long way toward restoring confidence in the system.

The net asset values of the FBP Value Fund and the FBP Balanced Fund have also suffered over this past fiscal year, as the stocks in each fund underperformed the S&P 500. We are quite disappointed, as we know you are, in these most recent results. When looking over the past year, the Funds' holdings in Financials, increased exposure to Consumer Discretionary stocks and low exposure to Energy stocks have been the primary drivers of the Funds' returns. A natural question is, "why stay with these consumer and bank-related investments when the price of energy goes up every day?" We have heard this type of question before. It often comes up at major inflection points in the markets, but may be focused on different companies or sectors each time. We believe the two dominant emotions that drive market turning points are fear and greed. We know that historically when fear grips the market, substantial opportunities are created in select stocks and sectors, and greed continues to drive the same groups higher and higher until something happens that will shift the focus.

There have been three distinct periods over the last twenty years where a value approach, similar to that used in the management of your Funds, had very disappointing relative results. Each resulted from an extended period of outperformance by a few sectors, and coincided with a period where stocks with deep value characteristics performed poorly. In the 1990 period, much like today, Financials and other select groups were under stress and performed poorly, while a narrow group of growth stocks led the way. An inflection point in late 1990, led by aggressive Federal Reserve action, changed market leadership. At that time, the FBP Balanced Fund (the FBP Equity Fund was not started until July 30, 1993) was positioned to benefit from that changed leadership, which lasted for multiple years. The Technology bubble was a similar occurrence. The Funds lagged the indexes, as we did not own enough of the technology stocks that moved higher and higher in late 1999 and early 2000. Simultaneously we were adding to low P/E stocks, which didn't find a bottom until after the tech bubble burst. Again, market leadership changed, and the laggards of the previous period became the new winners.

The market's performance in 2007 and early 2008 has been driven by extended moves in late- stage cyclicals, principally the Energy, Utilities (energy influence) and Materials sectors. Our disciplines and process moved us into Energy correctly a number of years ago, prior to the substantial increase in the price of crude oil, but those same disciplines began to move us out much too early, thus holding back returns the last few years, especially in the fourth quarter of 2007. Additionally, as Consumer Discretionary stocks weakened in 2007, we began building positions in these early cyclicals, understanding that they would respond favorably to Federal Reserve interest rate cuts. This also held back returns over the past fiscal year. In a nutshell, we positioned the portfolios six to nine months too early. Therefore, driven by our bottom-up approach, the Funds are currently underweighted in the Energy, Utilities and Materials sectors. We believe these have been the glamorous stocks of this past cycle. These sectors typically outperform near the end of an economic expansion. With the economy in or near recession and with the substantial fiscal and money stimulus being applied, we believe we are in a period where early-stage cyclicals will resume market leadership. Thus, sectors such as Consumer Discretionary, Financial and Technology should perform relatively better as investors come to believe 2009 will be a better year economically than 2008. The FBP Funds' portfolios are positioned to benefit strongly as leadership changes to these early cyclical sectors, which we believe ultimately will be the case. As we look back at the extreme volatility in the first quarter, it appears the market is attempting to transition leadership from late-stage cyclicals to early-stage cyclicals. This leadership change will not likely occur overnight and we may well experience fits and starts, yet we are confident that this rotation is inevitable and will benefit the Funds.

Since our last semi-annual report to you, we have added two new stocks to the portfolios of each Fund: Sealed Air Corporation and Dell Computer. Sealed Air is a worldwide leader in packaging with two major operating divisions: food packaging and protective packaging. The company has been faced with shrinking gross profit margins due in large part to higher costs for its petroleum-based resins used as raw materials for much of its products. We expect margins will benefit from declining oil prices and from capacity expansions that will locate plants in lower-cost regions which are closer to the end user of the product. Additionally, Sealed Air's food packaging business has an emphasis on meat packaging products, and the company should benefit from increasing meat consumption levels in foreign markets. This well-managed company trades substantially below its ten-year average valuation levels. Dell is a worldwide leader in technology hardware production. Dell maintains a very strong position as a premier provider of technology products around the world. It built this position by leveraging direct-to-consumer customer service and efficient manufacturing systems to offer high quality products at a low price. This strategy has recently been adjusted to include retail agreements with leading retail chains worldwide. We believe this strategy will prove to help the company regain sales momentum. The company has significant exposure to international markets and its retail expansion should serve to ramp up international revenues. We believe management has a heightened focus on cost control, improving operational efficiencies and margin improvement.

We also have eliminated Sprint Nextel and substantially reduced Altria. Sprint was eliminated following its first quarter earnings call when the company disclosed very disappointing subscriber losses and a disappointing outlook. Altria reached our full value estimate in anticipation of finally dividing the company into multiple companies. Altria has been a very successful long-term holding in each of the Funds.

In summary, we believe the Funds' portfolio holdings represent excellent value and will respond accordingly as we move through the changes that occur over normal business cycles. Our staff continues to work diligently on your behalf with the same investment philosophy and approach developed twenty-three years ago. We appreciate your patience, confidence and support during this difficult market period and welcome any questions you may have.

Please visit our website at www.fbpinc.com for information on our firm, philosophy, investment process and staff. And again, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.


/s/ John T. Bruce

John T. Bruce, CFA
President - Portfolio Manager
May 21, 2008


THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS IT'S ACCOMPANIED BY A CURRENT PROSPECTUS.

THIS REPORT REFLECTS OUR VIEWS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FOR MORE CURRENT INFORMATION THROUGHOUT THE YEAR PLEASE VISIT WWW.FBPINC.COM.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED)
================================================================================

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

                                 FBP VALUE FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP VALUE
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                              [LINE GRAPH OMITTED]

STANDARD & POOR'S 500 INDEX        FBP VALUE FUND       CONSUMER PRICE INDEX
----------------------------     ------------------     ---------------------
       DATE      VALUE             DATE      VALUE          DATE      VALUE
       ----      -----             ----      -----          ----      -----
     03/31/98  $ 10,000          03/31/98  $ 10,000       03/31/98  $ 10,000
     06/30/98    10,330          06/30/98     9,965       06/30/98    10,056
     09/30/98     9,303          09/30/98     8,435       09/30/98    10,098
     12/31/98    11,284          12/31/98    10,510       12/31/98    10,141
     03/31/99    11,846          03/31/99    10,774       03/31/99    10,166
     06/30/99    12,681          06/30/99    12,225       06/30/99    10,258
     09/30/99    11,889          09/30/99    10,616       09/30/99    10,313
     12/31/99    13,658          12/31/99    10,902       12/31/99    10,394
     03/31/00    13,971          03/31/00    10,192       03/31/00    10,493
     06/30/00    13,600          06/30/00     9,826       06/30/00    10,598
     09/30/00    13,468          09/30/00    10,220       09/30/00    10,678
     12/31/00    12,415          12/31/00    10,693       12/31/00    10,758
     03/31/01    10,943          03/31/01    10,924       03/31/01    10,864
     06/30/01    11,583          06/30/01    11,734       06/30/01    10,981
     09/30/01     9,883          09/30/01    10,312       09/30/01    10,969
     12/31/01    10,939          12/31/01    11,911       12/31/01    10,962
     03/31/02    10,969          03/31/02    11,927       03/31/02    10,988
     06/30/02     9,500          06/30/02    10,408       06/30/02    11,111
     09/30/02     7,858          09/30/02     8,654       09/30/02    11,166
     12/31/02     8,521          12/31/02     9,325       12/31/02    11,203
     03/31/03     8,253          03/31/03     8,753       03/31/03    11,314
     06/30/03     9,523          06/30/03    10,485       06/30/03    11,339
     09/30/03     9,776          09/30/03    10,964       09/30/03    11,407
     12/31/03    10,966          12/31/03    12,302       12/31/03    11,401
     03/31/04    11,152          03/31/04    12,832       03/31/04    11,506
     06/30/04    11,344          06/30/04    12,983       06/30/04    11,686
     09/30/04    11,132          09/30/04    12,513       09/30/04    11,710
     12/31/04    12,159          12/31/04    13,632       12/31/04    11,803
     03/31/05    11,898          03/31/05    13,429       03/31/05    11,945
     06/30/05    12,061          06/30/05    13,741       06/30/05    12,108
     09/30/05    12,496          09/30/05    13,971       09/30/05    12,233
     12/31/05    12,756          12/31/05    14,430       12/31/05    12,307
     03/31/06    13,293          03/31/06    15,044       03/31/06    12,376
     06/30/06    13,102          06/30/06    14,863       06/30/06    12,612
     09/30/06    13,844          09/30/06    15,990       09/30/06    12,699
     12/31/06    14,771          12/31/06    16,979       12/31/06    12,550
     03/31/07    14,866          03/31/07    16,785       03/31/07    12,674
     06/30/07    15,799          06/30/07    17,787       06/30/07    12,951
     09/30/07    16,120          09/30/07    17,405       09/30/07    12,949
     12/31/07    15,583          12/31/07    15,791       12/31/07    13,090
     03/31/08    14,111          03/31/08    14,044       03/31/08    13,184

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED) (CONTINUED)
================================================================================

                               FBP BALANCED FUND

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP BALANCED
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                              [LINE GRAPH OMITTED]

STANDARD & POOR'S 500 INDEX      FBP BALANCED FUND      CONSUMER PRICE INDEX
----------------------------     ------------------     ---------------------

       DATE      VALUE             DATE      VALUE          DATE      VALUE
       ----      -----             ----      -----          ----      -----
     03/31/98  $ 10,000          03/31/98  $ 10,000       03/31/98  $ 10,000
     06/30/98    10,330          06/30/98    10,090       06/30/98    10,056
     09/30/98     9,303          09/30/98     9,077       09/30/98    10,098
     12/31/98    11,284          12/31/98    10,569       12/31/98    10,141
     03/31/99    11,846          03/31/99    10,874       03/31/99    10,166
     06/30/99    12,681          06/30/99    11,828       06/30/99    10,258
     09/30/99    11,889          09/30/99    10,748       09/30/99    10,313
     12/31/99    13,658          12/31/99    11,131       12/31/99    10,394
     03/31/00    13,971          03/31/00    10,670       03/31/00    10,493
     06/30/00    13,600          06/30/00    10,342       06/30/00    10,598
     09/30/00    13,468          09/30/00    10,759       09/30/00    10,678
     12/31/00    12,415          12/31/00    11,248       12/31/00    10,758
     03/31/01    10,943          03/31/01    11,453       03/31/01    10,864
     06/30/01    11,583          06/30/01    12,030       06/30/01    10,981
     09/30/01     9,883          09/30/01    11,199       09/30/01    10,969
     12/31/01    10,939          12/31/01    12,364       12/31/01    10,962
     03/31/02    10,969          03/31/02    12,338       03/31/02    10,988
     06/30/02     9,500          06/30/02    11,263       06/30/02    11,111
     09/30/02     7,858          09/30/02    10,049       09/30/02    11,166
     12/31/02     8,521          12/31/02    10,667       12/31/02    11,203
     03/31/03     8,253          03/31/03    10,344       03/31/03    11,314
     06/30/03     9,523          06/30/03    11,832       06/30/03    11,339
     09/30/03     9,776          09/30/03    12,227       09/30/03    11,407
     12/31/03    10,966          12/31/03    13,325       12/31/03    11,401
     03/31/04    11,152          03/31/04    13,777       03/31/04    11,506
     06/30/04    11,344          06/30/04    13,861       06/30/04    11,686
     09/30/04    11,132          09/30/04    13,512       09/30/04    11,710
     12/31/04    12,159          12/31/04    14,396       12/31/04    11,803
     03/31/05    11,898          03/31/05    14,218       03/31/05    11,945
     06/30/05    12,061          06/30/05    14,460       06/30/05    12,108
     09/30/05    12,496          09/30/05    14,629       09/30/05    12,233
     12/31/05    12,756          12/31/05    14,995       12/31/05    12,307
     03/31/06    13,293          03/31/06    15,470       03/31/06    12,376
     06/30/06    13,102          06/30/06    15,386       06/30/06    12,612
     09/30/06    13,844          09/30/06    16,272       09/30/06    12,699
     12/31/06    14,771          12/31/06    17,044       12/31/06    12,550
     03/31/07    14,866          03/31/07    16,970       03/31/07    12,674
     06/30/07    15,799          06/30/07    17,750       06/30/07    12,951
     09/30/07    16,120          09/30/07    17,579       09/30/07    12,949
     12/31/07    15,583          12/31/07    16,568       12/31/07    13,090
     03/31/08    14,111          03/31/08    15,397       03/31/08    13,184

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (FOR PERIODS ENDED MARCH 31, 2008)

                                       1 YEAR       5 YEARS       10 YEARS
                                       ------       -------       --------
FBP Value Fund                         -16.33%        9.92%         3.45%
FBP Balanced Fund                       -9.27%        8.28%         4.41%
Standard & Poor's 500 Index             -5.08%       11.32%         3.50%
Consumer Price Index                     4.03%        3.11%         2.80%
--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

FBP VALUE FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

GENERAL INFORMATION                       ASSET ALLOCATION
---------------------------------------   --------------------------------------
Net Asset Value Per Share        $20.99             [PIE CHART OMITTED]
Total Net Assets (Millions)      $ 43.1
Current Expense Ratio             1.01%   Cash Equivalents               0.6%
Portfolio Turnover                  26%   Stocks                        99.4%
Fund Inception Date             7/30/93

                             FBP VALUE    S&P 500
STOCK CHARACTERISTICS          FUND        INDEX
-------------------------------------------------
Number of Stocks                 45         500
Weighted Avg Market
  Capitalization (Billions)    90.5        95.3
Price-to-Earnings Ratio
  (IBES 1 Yr. Forecast EPS)    12.3        13.2
Price-to-Book Value             2.0         2.5

SECTOR CONCENTRATION VS. THE S&P 500 INDEX
-------------------------------------------------

                 [BAR CHART OMITTED]

                              (% OF NET ASSETS)

                             FBP VALUE    S&P 500
                               FUND        INDEX
                               ----        -----
Consumer Discretionary        14.9%        8.6%
Consumer Staples               7.8%       11.1%
Energy                         3.6%       13.3%
Financials                    26.7%       16.8%
Health Care                   15.9%       11.7%
Industrials                   11.3%       12.2%
Information Technology        17.9%       15.7%
Materials                      1.3%        3.6%
Telecommunication Services     0.6%        3.4%
Utilities                      0.0%        3.6%

TEN LARGEST HOLDINGS                 % OF NET ASSETS
----------------------------------------------------
International Business
  Machines Corporation                     4.6%
Bank of America Corporation                4.3%
General Electric Company                   4.3%
Wal-Mart Stores, Inc.                      4.3%
Johnson & Johnson                          4.3%
Pfizer, Inc.                               3.6%
JPMorgan Chase & Company                   3.5%
American International Group, Inc.         3.5%
Travelers Companies, Inc. (The)            2.9%
Cisco Systems, Inc.                        2.8%

FBP BALANCED FUND
PORTFOLIO  INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

GENERAL INFORMATION                       ASSET ALLOCATION
---------------------------------------   --------------------------------------
Net Asset Value Per share        $15.84            [PIE CHART OMITTED]
Total Net assets (Millions)       $55.0
Current Expense Ratio             0.96%   Cash Equivalents              4.2%
Portfolio Turnover                  29%   Fixed Income                 26.4%
Fund Inception Date            7/3/1989   Stocks                       69.4%

STOCK PORTFOLIO (69.4% OF FUND)
--------------------------------------------------------------------------------
Number of Stocks                  45      TEN LARGEST HOLDINGS   % OF NET ASSETS
Weighted Avg Market                       --------------------   ---------------
  Capitalization (Billions)     89.9      International Business
Price-to-Earnings Ratio                     Machines Corporation        3.3%
  (IBES 1 Yr. Forecast EPS)     12.3      Wal-Mart Stores, Inc.         3.2%
Price-to-Book Value              2.0      Johnson & Johnson             3.1%
                                          Bank of America Corporation   2.8%
FIVE LARGEST SECTORS    % OF NET ASSETS   JPMorgan Chase & Company      2.7%
--------------------    ---------------   General Electric Company      2.7%
Financials                    17.9%       Pfizer, Inc.                  2.5%
Information Technology        12.5%       American International
Health Care                   11.2%         Group, Inc.                 2.2%
Consumer Discretionary        10.7%       Kohl's Corp.                  1.9%
Industrials                    7.1%       Citigroup, Inc.               1.9%

FIXED-INCOME PORTFOLIO (26.4% OF FUND)
--------------------------------------------------------------------------------
Number of Fixed-Income Securities    19   SECTOR BREAKDOWN       % OF NET ASSETS
Average Quality                      AA   ----------------       ---------------
Average Stated Maturity             1.7   U.S. Treasury                 3.3%
Average Effective Duration          1.6   Government Agency             6.0%
                                          Corporate                    17.1%

FBP VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 99.4%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 14.8%
    24,500   Best Buy Company, Inc. ............................   $  1,015,770
    45,000   Family Dollar Stores, Inc. ........................        877,500
    34,300   General Motors Corporation ........................        653,415
    29,400   Home Depot, Inc. (The) ............................        822,318
    25,500   KB Home ...........................................        630,615
    24,600   Kohl's Corporation (a) ............................      1,055,094
    26,500   Macy's, Inc. ......................................        611,090
    34,300   Wyndham Worldwide Corporation .....................        709,324
                                                                   ------------
                                                                      6,375,126
                                                                   ------------
             CONSUMER STAPLES -- 7.7%
     2,400   Altria Group, Inc. ................................         53,280
    20,000   CVS Caremark Corporation ..........................        810,200
     7,800   Kimberly-Clark Corporation ........................        503,490
     2,400   Philip Morris International, Inc. (a) .............        121,392
    35,000   Wal-Mart Stores, Inc. .............................      1,843,800
                                                                   ------------
                                                                      3,332,162
                                                                   ------------
             ENERGY -- 3.5%
    20,600   Pioneer Natural Resources Company .................      1,011,872
     7,400   Royal Dutch Shell PLC - ADR .......................        510,452
                                                                   ------------
                                                                      1,522,324
                                                                   ------------
             FINANCIALS -- 26.5%
    16,700   American Express Company ..........................        730,124
    34,700   American International Group, Inc. ................      1,500,775
    49,000   Bank of America Corporation .......................      1,857,590
    46,100   Citigroup, Inc. ...................................        987,462
    44,200   Freddie Mac .......................................      1,119,144
    35,300   JPMorgan Chase & Company ..........................      1,516,135
    16,765   Lincoln National Corporation ......................        871,780
    37,300   Popular, Inc. .....................................        434,918
    26,500   Travelers Companies, Inc. (The) ...................      1,268,025
    42,200   Wachovia Corporation ..............................      1,139,400
                                                                   ------------
                                                                     11,425,353
                                                                   ------------
             HEALTH CARE -- 15.9%
    19,800   Amgen, Inc. (a) ...................................        827,244
    28,400   Johnson & Johnson .................................      1,842,308
    14,700   Merck & Company, Inc. .............................        557,865
    73,500   Pfizer, Inc. ......................................      1,538,355
    39,200   Watson Pharmaceuticals, Inc. (a) ..................      1,149,344
    20,600   WellPoint, Inc. (a) ...............................        909,078
                                                                   ------------
                                                                      6,824,194
                                                                   ------------
             INDUSTRIALS -- 11.3%
    17,600   Avery Dennison Corporation ........................        866,800
    10,100   FedEx Corporation .................................        935,967
    50,000   General Electric Company ..........................      1,850,500
    60,000   Masco Corporation .................................      1,189,800
                                                                   ------------
                                                                      4,843,067
                                                                   ------------

FBP VALUE FUND
SCHEDULE OF INVESTMENTS
================================================================================
    SHARES   COMMON STOCKS -- 99.4%(CONTINUED)                         VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 17.8%
    19,600   Agilent Technologies, Inc. (a) ....................   $    584,668
    50,000   Cisco Systems, Inc. (a) ...........................      1,204,500
    20,000   Computer Sciences Corporation (a) .................        815,800
    19,600   Dell, Inc. (a) ....................................        390,432
    95,818   Flextronics International Ltd. (a) ................        899,731
    20,000   Hewlett-Packard Company ...........................        913,200
    17,100   International Business Machines Corporation .......      1,968,894
    31,400   Microsoft Corporation .............................        891,132
                                                                   ------------
                                                                      7,668,357
                                                                   ------------
             MATERIALS -- 1.3%
    22,500   Sealed Air Corporation ............................        568,125
                                                                   ------------

             TELECOMMUNICATIONS SERVICES -- 0.6%
     6,900   Verizon Communications, Inc. ......................        251,505
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $36,743,057) ............   $ 42,810,213
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 1.1%                                VALUE
--------------------------------------------------------------------------------
   454,254   Fidelity Institutional Money Market
               Government Portfolio - Class I (Cost $454,254) ..   $    454,254
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 100.5%
               (Cost $37,197,311) ..............................   $ 43,264,467

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%) ...       (192,941)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 43,071,526
                                                                   ============

(a)   Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 69.4%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 10.7%
    21,600   Best Buy Company, Inc. ............................   $    895,536
    50,000   Family Dollar Stores, Inc. ........................        975,000
    26,000   General Motors Corporation ........................        495,300
    26,000   Home Depot, Inc. (The) ............................        727,220
    28,000   KB Home ...........................................        692,440
    25,000   Kohl's Corporation (a) ............................      1,072,250
    20,000   Macy's, Inc. ......................................        461,200
    28,000   Wyndham Worldwide Corporation .....................        579,040
                                                                   ------------
                                                                      5,897,986
                                                                   ------------
             CONSUMER STAPLES -- 6.4%
     5,000   Altria Group, Inc. ................................        111,000
    22,000   CVS Caremark Corporation ..........................        891,220
     7,700   Kimberly-Clark Corporation ........................        497,035
     5,000   Philip Morris International, Inc. (a) .............        252,900
    33,000   Wal-Mart Stores, Inc. .............................      1,738,440
                                                                   ------------
                                                                      3,490,595
                                                                   ------------
             ENERGY -- 2.2%
    17,000   Pioneer Natural Resources Company .................        835,040
     5,300   Royal Dutch Shell PLC - ADR .......................        365,594
                                                                   ------------
                                                                      1,200,634
                                                                   ------------
             FINANCIALS -- 17.9%
    18,000   American Express Company ..........................        786,960
    27,500   American International Group, Inc. ................      1,189,375
    40,000   Bank of America Corporation .......................      1,516,400
    50,000   Citigroup, Inc. ...................................      1,071,000
    36,400   Freddie Mac .......................................        921,648
    35,000   JPMorgan Chase & Company ..........................      1,503,250
    11,676   Lincoln National Corporation ......................        607,152
    30,000   Popular, Inc. .....................................        349,800
    21,000   Travelers Companies, Inc. (The) ...................      1,004,850
    32,800   Wachovia Corporation ..............................        885,600
                                                                   ------------
                                                                      9,836,035
                                                                   ------------
             HEALTH CARE -- 11.2%
    18,000   Amgen, Inc. (a) ...................................        752,040
    26,000   Johnson & Johnson .................................      1,686,620
    13,000   Merck & Company, Inc. .............................        493,350
    65,000   Pfizer, Inc. ......................................      1,360,450
    36,000   Watson Pharmaceuticals, Inc. (a) ..................      1,055,520
    18,500   WellPoint, Inc. (a) ...............................        816,405
                                                                   ------------
                                                                      6,164,385
                                                                   ------------
             INDUSTRIALS -- 7.1%
    15,500   Avery Dennison Corporation ........................        763,375
     7,400   FedEx Corporation .................................        685,758
    40,000   General Electric Company ..........................      1,480,400
    50,000   Masco Corporation .................................        991,500
                                                                   ------------
                                                                      3,921,033
                                                                   ------------

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 69.4% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 12.5%
    12,000   Agilent Technologies, Inc. (a) ....................   $    357,960
    43,000   Cisco Systems, Inc. (a) ...........................      1,035,870
    21,000   Computer Sciences Corporation (a) .................        856,590
    20,000   Dell, Inc. (a) ....................................        398,400
    88,000   Flextronics International Ltd. (a) ................        826,320
    17,000   Hewlett-Packard Company ...........................        776,220
    15,800   International Business Machines Corporation .......      1,819,212
    27,000   Microsoft Corporation .............................        766,260
                                                                   ------------
                                                                      6,836,832
                                                                   ------------
             MATERIALS -- 0.9%
    20,000   Sealed Air Corporation ............................        505,000
                                                                   ------------

             TELECOMMUNICATIONS SERVICES -- 0.5%
     8,000   Verizon Communications, Inc. ......................        291,600
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $30,333,498) ............   $ 38,144,100
                                                                   ------------

================================================================================
 PAR VALUE   U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 9.3%            VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 3.3%
$1,000,000     5.00%, due 07/31/2008 ...........................   $  1,011,797
   750,000     4.50%, due 11/15/2010 ...........................        804,258
                                                                   ------------
                                                                      1,816,055
                                                                   ------------
             FEDERAL HOME LOAN BANK -- 4.6%
   500,000     4.28%, due 07/14/2008 ...........................        502,626
   500,000     4.035%, due 03/09/2009 ..........................        508,112
   750,000     5.125%, due 05/28/2010 ..........................        753,470
   750,000     5.05%, due 08/24/2011 ...........................        778,048
                                                                   ------------
                                                                      2,542,256
                                                                   ------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.4%
   750,000     5.25%, due 10/06/2011 ...........................        759,846
                                                                   ------------

             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $5,000,893) ...............................   $  5,118,157
                                                                   ------------

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 17.1%                                  VALUE
--------------------------------------------------------------------------------
             FINANCIALS -- 7.4%
             Bankers Trust New York Corporation,
$  750,000     7.375%, due 05/01/2008 ..........................   $    752,414
             Credit Suisse First Boston USA, Inc.,
   750,000     4.70%, due 06/01/2009 ...........................        756,173
             International Lease Finance Corporation,
   750,000     5.40%, due 02/15/2012 ...........................        739,784
             Northern Trust Company,
 1,000,000     7.10%, due 08/01/2009 ...........................      1,048,340
             Prudential Financial, Inc.,
   750,000     5.80%, due 06/15/2012 ...........................        785,929
                                                                   ------------
                                                                      4,082,640
                                                                   ------------
             HEALTH CARE -- 1.4%
             UnitedHealth Group, Inc.,
   750,000     5.25%, due 03/15/2011 ...........................        765,096
                                                                   ------------

             INDUSTRIALS -- 5.5%
             Donnelley (R.R.) & Sons Company,
   750,000     3.75%, due 04/01/2009 ...........................        742,538
             Kraft Foods, Inc.,
   750,000     5.625%, due 11/01/2011 ..........................        764,175
             Newell Rubbermaid, Inc.,
   750,000     4.625%, due 12/15/2009 ..........................        752,843
             Ryder System, Inc.,
   750,000     5.00%, due 04/01/2011 ...........................        796,830
                                                                   ------------
                                                                      3,056,386
                                                                   ------------
             UTILITIES -- 2.8%
             Ohio Power Company,
   750,000     5.30%, due 11/01/2010 ...........................        771,298
             Public Service Electric & Gas Company,
   750,000     4.00%, due 11/01/2008 ...........................        750,507
                                                                   ------------
                                                                      1,521,805
                                                                   ------------

             TOTAL CORPORATE BONDS (Cost $9,235,690) ...........   $  9,425,927
                                                                   ------------

================================================================================
 PAR VALUE   REPURCHASE AGREEMENTS(B) -- 0.9%                          VALUE
--------------------------------------------------------------------------------
  $518,083   U.S. Bank N.A., 1.50%, dated 03/31/2008,
               due 04/01/2008, repurchase proceeds: $518,105
               (Cost $518,083) .................................   $    518,083
                                                                   ------------

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   MONEY MARKET FUNDS -- 5.0%                                VALUE
--------------------------------------------------------------------------------
 2,721,223   Fidelity Institutional Money Market
               Government Portfolio (Cost $2,721,223) ..........   $  2,721,223
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 101.7%
             (Cost $47,809,387) ................................   $ 55,927,490

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7%) ...       (932,367)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 54,995,123
                                                                   ============

(a)   Non-income producing security.

(b) Repurchase agreement is fully collateralized by $518,083 FGLMC, Pool #1B2797, 4.475%, due 02/01/2035. The aggregate market value of the collateral at March 31, 2008 was $528,617.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2008
=======================================================================================
                                                               FBP             FBP
                                                              VALUE          BALANCED
                                                               FUND            FUND
---------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ..............................   $ 37,197,311    $ 47,809,387
                                                           ============    ============
      At value (Note 1) ................................   $ 43,264,467    $ 55,927,490
   Dividends and interest receivable ...................         57,066         285,696
   Receivable for capital shares sold ..................          3,074           1,033
   Other assets ........................................          6,233           3,966
                                                           ------------    ------------
      TOTAL ASSETS .....................................     43,330,840      56,218,185
                                                           ------------    ------------
LIABILITIES
   Distributions payable ...............................         23,123          94,462
   Payable for investment securities purchased .........        176,372       1,064,319
   Payable for capital shares redeemed .................         16,893          13,363
   Accrued investment advisory fees (Note 3) ...........         25,869          32,837
   Payable to Administrator (Note 3) ...................          6,050           7,050
   Other accrued expenses and liabilities ..............         11,007          11,031
                                                           ------------    ------------
      TOTAL LIABILITIES ................................        259,314       1,223,062
                                                           ------------    ------------

NET ASSETS .............................................   $ 43,071,526    $ 54,995,123
                                                           ============    ============
Net assets consist of:
   Paid-in capital .....................................   $ 37,027,493    $ 46,925,816
   Accumulated undistributed net investment income .....             --          45,666
   Distributions in excess of realized gains ...........        (23,123)        (94,462)
   Net unrealized appreciation on investments ..........      6,067,156       8,118,103
                                                           ------------    ------------
Net assets .............................................   $ 43,071,526    $ 54,995,123
                                                           ============    ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)      2,051,594       3,470,876
                                                           ============    ============
Net asset value, offering price and redemption
   price per share (Note 1) ............................   $      20.99    $      15.84
                                                           ============    ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2008
====================================================================================
                                                            FBP             FBP
                                                           VALUE          BALANCED
                                                            FUND            FUND
------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .........................................   $         --    $    838,109
   Dividends ........................................      1,243,902       1,104,072
                                                        ------------    ------------
      TOTAL INVESTMENT INCOME .......................      1,243,902       1,942,181
                                                        ------------    ------------
EXPENSES
   Investment advisory fees (Note 3) ................        393,876         452,156
   Administration fees (Note 3) .....................         74,975          83,417
   Professional fees ................................         18,207          19,687
   Postage and supplies .............................         17,788          13,425
   Trustees' fees and expenses ......................         13,002          13,002
   Custodian fees ...................................         11,967          10,719
   Registration fees ................................         12,236           7,272
   Compliance service fees (Note 3) .................          9,439           9,551
   Printing of shareholder reports ..................          5,928           3,901
   Insurance expense ................................          4,110           4,422
   Other expenses ...................................          3,091           3,390
                                                        ------------    ------------
      TOTAL EXPENSES ................................        564,619         620,942
                                                        ------------    ------------

NET INVESTMENT INCOME ...............................        679,283       1,321,239
                                                        ------------    ------------
REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains on security transactions ......      3,349,834       3,294,326
   Net realized gains on option contracts written ...        119,265         112,605
   Net realized gains on in-kind redemptions (Note 1)        370,882              --
   Net change in unrealized appreciation/
      depreciation on investments ...................    (13,281,533)    (10,396,097)
                                                        ------------    ------------
NET REALIZED AND UNREALIZED LOSSES
   ON INVESTMENTS ...................................     (9,441,552)     (6,989,166)
                                                        ------------    ------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS ..................................   $ (8,762,269)   $ (5,667,927)
                                                        ============    ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                                       FBP                             FBP
                                                    VALUE FUND                    BALANCED FUND
                                           ----------------------------    ----------------------------
                                               YEAR           YEAR             YEAR            YEAR
                                              ENDED          ENDED            ENDED           ENDED
                                             MARCH 31,      MARCH 31,        MARCH 31,       MARCH 31,
                                               2008           2007             2008            2007
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ................   $    679,283    $    703,122    $  1,321,239    $  1,263,651
  Net realized gains on:
    Security transactions ..............      3,349,834       3,893,568       3,294,326       2,661,939
    Option contracts written ...........        119,265         269,755         112,605         180,970
    In-kind redemptions (Note 1). ......        370,882              --              --              --
  Net change in unrealized appreciation/
    depreciation on investments.. ......    (13,281,533)      1,578,555     (10,396,097)      1,880,976
                                           ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  from operations ......................     (8,762,269)      6,445,000      (5,667,927)      5,987,536
                                           ------------    ------------    ------------    ------------
DISTRIBUTIONS TO
  SHAREHOLDERS
  From net investment income ...........       (687,582)       (703,259)     (1,357,079)     (1,261,402)
  From realized capital gains on
    security transactions ..............     (3,492,371)     (4,163,508)     (3,501,622)     (2,826,469)
  Return of capital ....................       (393,309)             --        (219,267)             --
                                           ------------    ------------    ------------    ------------
Decrease in net assets from
  distributions to shareholders.. ......     (4,573,262)     (4,866,767)     (5,077,968)     (4,087,871)
                                           ------------    ------------    ------------    ------------
FROM CAPITAL
  SHARE TRANSACTIONS
  Proceeds from shares sold ............      3,160,085       7,533,124       3,637,669       2,955,850
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders ....................      4,441,138       4,724,181       4,737,391       3,694,969
  Payments for shares redeemed .........    (11,427,076)    (13,213,446)     (8,991,631)     (4,973,441)
                                           ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  from capital share transactions. .....     (3,825,853)       (956,141)       (616,571)      1,677,378
                                           ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ........................    (17,161,384)        622,092     (11,362,466)      3,577,043

NET ASSETS
  Beginning of year ....................     60,232,910      59,610,818      66,357,589      62,780,546
                                           ------------    ------------    ------------    ------------
  End of year ..........................   $ 43,071,526    $ 60,232,910    $ 54,995,123    $ 66,357,589
                                           ============    ============    ============    ============
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ................   $         --    $      8,299    $     45,666    $     81,506
                                           ============    ============    ============    ============
CAPITAL SHARE ACTIVITY
  Sold .................................        121,432         276,657         196,696         155,242
  Reinvested ...........................        173,994         171,718         265,687         194,182
  Redeemed .............................       (450,272)       (483,330)       (493,053)       (260,834)
                                           ------------    ------------    ------------    ------------
  Net increase (decrease) in
    shares outstanding .................       (154,846)        (34,955)        (30,670)         88,590
  Shares outstanding at
    beginning of year ..................      2,206,440       2,241,395       3,501,546       3,412,956
                                           ------------    ------------    ------------    ------------
  Shares outstanding at end of year ....      2,051,594       2,206,440       3,470,876       3,501,546
                                           ============    ============    ============    ============

See accompanying notes to financial statements.

FBP VALUE FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================
                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==============================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                            ------------------------------------------------------------------
                                               2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    27.30    $    26.60    $    25.73    $    24.86    $    17.12
                                            ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................         0.32          0.33          0.32          0.29          0.22
  Net realized and unrealized gains
    (losses) on investments. ............        (4.43)         2.71          2.70          0.86          7.74
                                            ----------    ----------    ----------    ----------    ----------
Total from investment operations ........        (4.11)         3.04          3.02          1.15          7.96
                                            ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..        (0.32)        (0.33)        (0.32)        (0.28)        (0.22)
  Distributions from net realized gains .        (1.68)        (2.01)        (1.83)           --            --
  Return of capital .....................        (0.20)           --            --            --            --
                                            ----------    ----------    ----------    ----------    ----------
Total distributions .....................        (2.20)        (2.34)        (2.15)        (0.28)        (0.22)
                                            ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ..........   $    20.99    $    27.30    $    26.60    $    25.73    $    24.86
                                            ==========    ==========    ==========    ==========    ==========

Total return (a) ........................      (16.33%)       11.57%        12.03%         4.65%        46.60%
                                            ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......   $   43,072    $   60,233    $   59,611    $   61,212    $   50,400
                                            ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets .        1.01%         1.01%         1.01%         1.00%         1.02%

Ratio of net investment income to
  average net assets ....................        1.21%         1.19%         1.17%         1.17%         0.94%

Portfolio turnover rate .................          26%           16%           15%           15%           19%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

FBP BALANCED FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================
                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==============================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                            ------------------------------------------------------------------
                                               2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    18.95    $    18.39    $    18.06    $    18.40    $    14.46
                                            ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................         0.38          0.37          0.33          0.29          0.29
  Net realized and unrealized gains
    (losses) on investments. ............        (2.01)         1.39          1.22          0.28          4.49
                                            ----------    ----------    ----------    ----------    ----------
Total from investment operations ........        (1.63)         1.76          1.55          0.57          4.78
                                            ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..        (0.39)        (0.37)        (0.32)        (0.30)        (0.31)
  Distributions from net realized gains .        (1.02)        (0.83)        (0.90)        (0.61)        (0.53)
  Return of capital .....................        (0.07)           --            --            --            --
                                            ----------    ----------    ----------    ----------    ----------
Total distributions .....................        (1.48)        (1.20)        (1.22)        (0.91)        (0.84)
                                            ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ..........   $    15.84    $    18.95    $    18.39    $    18.06    $    18.40
                                            ==========    ==========    ==========    ==========    ==========

Total return (a) ........................       (9.27%)        9.70%         8.81%         3.20%        33.19%
                                            ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......   $   54,995    $   66,358    $   62,781    $   61,466    $   58,290
                                            ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets .        0.96%         0.97%         0.99%         0.96%         0.98%

Ratio of net investment income to
  average net assets ....................        2.05%         1.95%         1.75%         1.62%         1.68%

Portfolio turnover rate .................          29%           17%           24%           17%           21%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

 See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The FBP Value Fund and the FBP Balanced Fund (the "Funds") are no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation --The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Repurchase agreements -- Each Fund may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the Fund takes possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2008 and 2007 are as follows:

---------------------------------------------------------------------------------------
                        Year        Ordinary    Long-Term     Return of       Total
                        Ended        Income   Capital Gains    Capital    Distributions
---------------------------------------------------------------------------------------
FBP Value Fund.......  03/31/08    $  699,173   $3,480,780    $ 393,309    $4,573,262
                       03/31/07    $  952,036   $3,914,731    $      --    $4,866,767
---------------------------------------------------------------------------------------
FBP Balanced Fund....  03/31/08    $1,403,338   $3,455,363    $ 219,267    $5,077,968
                       03/31/07    $1,457,134   $2,630,737    $      --    $4,087,871
---------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust which may be based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund's obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The following information is computed on a tax basis for each item as of March 31, 2008:

--------------------------------------------------------------------------------
                                                      FBP               FBP
                                                   VALUE FUND      BALANCED FUND
--------------------------------------------------------------------------------
Cost of portfolio investments ................    $ 37,197,311     $ 47,763,721
                                                  ============     ============
Gross unrealized appreciation ................    $ 10,613,697     $ 11,648,842
Gross unrealized depreciation ................      (4,546,541)      (3,485,073)
                                                  ------------     ------------
Net unrealized appreciation ..................       6,067,156        8,163,769
Other temporary differences ..................         (23,123)         (94,462)
                                                  ------------     ------------
Total distributable earnings .................    $  6,044,033     $  8,069,307
                                                  ============     ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

For the year ended March 31, 2008, the FBP Value Fund and the FBP Balanced Fund reclassified return of capital distributions of $393,309 and $219,267, respectively, against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

During the year ended March 31, 2008, the FBP Value Fund realized $370,882 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified this amount against paid-in capital. This reclassification is reflected on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Each Fund adopted the provisions of FIN 48 on September 30, 2007. Management analyzed the Funds' tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2005 through March 31, 2008) for purposes of implementing FIN 48 and has concluded that no provision for income tax is required in the financial statements.

2.    INVESTMENT TRANSACTIONS

During the year ended March 31, 2008, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $14,113,924 and $21,769,897, respectively, for the FBP Value Fund and $16,843,965 and $19,612,100, respectively, for the FBP Balanced Fund.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Funds' compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on the Funds' aggregate net assets in excess of $100 million.

4.    COVERED CALL OPTIONS

A summary of covered call option contracts written during the year ended March 31, 2008 is as follows:

-----------------------------------------------------------------------------------------
                                                 FBP                       FBP
                                             VALUE FUND               BALANCED FUND
-----------------------------------------------------------------------------------------
                                        OPTION       OPTION         OPTION       OPTION
                                      CONTRACTS     PREMIUMS      CONTRACTS     PREMIUMS
-----------------------------------------------------------------------------------------
Options outstanding at
   beginning of year .............           90    $   33,479            96    $   31,721
Options written ..................          470       107,666           416        97,293
Options exercised ................          (40)      (21,879)          (30)      (16,409)
Options expired ..................         (520)     (119,266)         (482)     (112,605)
                                     ----------    ----------    ----------    ----------
Options outstanding at end of year           --    $       --            --    $       --
                                     ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

5.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.    NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE FLIPPIN, BRUCE & PORTER FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
================================================================================

The Board of Trustees and Shareholders of the FBP Value Fund and the FBP Balanced Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the FBP Value Fund and the FBP Balanced Fund (the "Funds") (each a series of the Williamsburg Investment Trust), as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Value Fund and the FBP Balanced Fund at March 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
May 16, 2008

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                                    POSITION HELD          LENGTH OF
  TRUSTEE                         ADDRESS                              AGE          WITH THE TRUST         TIME SERVED
----------------------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.        931 Broad Street Road,               71           Chairman and           Since
                                  Manakin-Sabot, VA                                 Trustee                June 1991
----------------------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III        1802 Bayberry Court, Suite 400       71           Trustee                Since
                                  Richmond, VA                                                             September 1988
----------------------------------------------------------------------------------------------------------------------------
* John T. Bruce                   800 Main Street                      54           President and          Since
                                  Lynchburg, VA                                     Trustee                September 1988
----------------------------------------------------------------------------------------------------------------------------
  Robert S. Harris                100 Darden Boulevard                 58           Trustee                Since
                                  Charlottsville, VA                                                       January 2007
----------------------------------------------------------------------------------------------------------------------------
  J. Finley Lee, Jr.              4488 Pond Apple Drive North          68           Trustee                Since
                                  Naples, FL                                                               September 1988
----------------------------------------------------------------------------------------------------------------------------
  Richard L. Morrill              University of Richmond               68           Trustee                Since
                                  Richmond, VA                                                             March 1993
----------------------------------------------------------------------------------------------------------------------------
  Harris V. Morrissette           100 Jacintoport Boulevard            48           Trustee                Since
                                  Saraland, AL                                                             March 1993
----------------------------------------------------------------------------------------------------------------------------
  Erwin H. Will, Jr.              47 Willway Avenue                    75           Trustee                Since
                                  Richmond, VA                                                             July 1997
----------------------------------------------------------------------------------------------------------------------------
  Samuel B. Witt III              302 Clovelly Road                    72           Trustee                Since
                                  Richmond, VA                                                             November 1988
----------------------------------------------------------------------------------------------------------------------------
  John M. Flippin                 800 Main Street                      66           Vice President         Since
                                  Lynchburg, VA                                                            September 1988
----------------------------------------------------------------------------------------------------------------------------
  R. Gregory Porter III           800 Main Street                      66           Vice President         Since
                                  Lynchburg, VA                                                            September 1988
----------------------------------------------------------------------------------------------------------------------------
  John H. Hanna IV                800 Main Street                      52           Vice President         Since
                                  Lynchburg, VA                                                            February 2007
----------------------------------------------------------------------------------------------------------------------------
  David J. Marshall               800 Main Street                      51           Vice President         Since
                                  Lynchburg, VA                                                            February 2007
----------------------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey                225 Pictoria Drive, Suite 450        51           Vice President         Since
                                  Cincinnati, OH                                                           November 2000
----------------------------------------------------------------------------------------------------------------------------
  Mark J. Seger                   225 Pictoria Drive, Suite 450        46           Treasurer              Since
                                  Cincinnati, OH                                                           November 2000
----------------------------------------------------------------------------------------------------------------------------
  John F. Splain                  225 Pictoria Drive, Suite 450        51           Secretary              Since
                                  Cincinnati, OH                                                           November 2000
----------------------------------------------------------------------------------------------------------------------------
  Tina H. Bloom                   225 Pictoria Drive, Suite 450        39           Chief Compliance       Since
                                  Cincinnati, OH                                    Officer                August 2006
----------------------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of the Adviser.

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of China Doll Rice Company. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Principal of the Adviser.

John H. Hanna IV is a Principal of the Adviser.

David J. Marshall is a Principal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-800-281-3217.

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period (October 1, 2007 through March 31, 2008).

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

FBP VALUE FUND
--------------------------------------------------------------------------------
                              Beginning Ending
                                Account Value     Account Value    Expenses Paid
                               October 1, 2007   March 31, 2008   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00        $  806.90           $4.61
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses)              $1,000.00        $1,019.90           $5.15
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Value Fund's annualized expense ratio of 1.02% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
FBP BALANCED FUND
--------------------------------------------------------------------------------
                              Beginning Ending
                                Account Value     Account Value    Expenses Paid
                               October 1, 2007   March 31, 2008   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00       $   875.90           $4.50
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses)              $1,000.00        $1,020.20           $4.85
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Balanced Fund's annualized expense ratio of 0.96% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
================================================================================

The Trust files a complete listing of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2008. For the fiscal year ended March 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The FBP Value Fund and the FBP Balanced Fund intend to designate up to a maximum amount of $4,179,953 and $4,858,701, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2008, 100% and 75% of the dividends paid from ordinary income by the FBP Value Fund and the FBP Balanced Fund, respectively, qualified for the dividends received deduction for corporations. As required by federal regulations, complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

THE FLIPPIN, BRUCE & PORTER FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

At an in-person meeting held on February 12, 2008, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the FBP Value Fund and the FBP Balanced Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the long-term performance of each Fund and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided quality services to the Funds as compared to similarly managed funds and comparable private accounts managed by the Adviser; (ii) although the advisory fees payable to the Adviser by each Fund are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the scope and quality of services provided by the Adviser; and (iii) the total operating expense ratio of each Fund is lower than the average expense ratio of comparably managed funds, according to statistics derived from Morningstar, Inc. Given the size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies

THE FLIPPIN, BRUCE & PORTER FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
(CONTINUED)
================================================================================

of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

--------------------------------------------------------------------------------


                                      THE
                            FLIPPIN, BRUCE & PORTER
                                     FUNDS

                         ==============================


INVESTMENT ADVISER                         LEGAL COUNSEL
Flippin, Bruce & Porter, Inc.              Sullivan & Worcester LLP
800 Main Street, Second Floor              One Post Office Square
P.O. Box 6138                              Boston, Massachusetts 02109
Lynchburg, Virginia 24505
TOLL-FREE 1-800-327-9375
www.fbpinc.com                             OFFICERS
                                           John T. Bruce, President
                                             and Portfolio Manager
ADMINISTRATOR                              John M. Flippin, Vice President
Ultimus Fund Solutions, LLC                R. Gregory Porter, III,
P.O. Box 46707                               Vice President
Cincinnati, Ohio 45246-0707                John H. Hanna, IV, Vice President
TOLL-FREE 1-866-738-1127                   David J. Marshall, Vice President


CUSTODIAN                                  TRUSTEES
US Bank                                    Austin Brockenbrough, III
425 Walnut Street                          John T. Bruce
Cincinnati, Ohio  45202                    Charles M. Caravati, Jr.
                                           Robert S. Harris
                                           J. Finley Lee, Jr.
                                           Richard L. Morrill
INDEPENDENT REGISTERED                     Harris V. Morrissette
PUBLIC ACCOUNTING FIRM                     Erwin H. Will, Jr.
Ernst & Young LLP                          Samuel B. Witt, III
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

================================================================================

                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                            THE JAMESTOWN SELECT FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                     THE JAMESTOWN INTERNATIONAL EQUITY FUND


                                  ANNUAL REPORT


                                 MARCH 31, 2008


                               Investment Adviser
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA

================================================================================

LETTER TO SHAREHOLDERS                                              MAY 22, 2008
================================================================================

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2008, The Jamestown Balanced Fund returned 3.0% versus a return of -0.7% for the Lipper Balanced Fund Index, -5.1% for the S&P 500 Index and 0.6% for a blend of 60% S&P 500 Index and 40% Lehman Brothers Intermediate U.S. Government/Credit Index. After reaching a modest all-time high in October, 2007, equity markets were pressured by a combination of a weakening economy, restrictive credit, high energy prices, and historically large write-offs at financial institutions. For the twelve months, high quality bonds outperformed equities as recession fears sent stock prices tumbling in the first calendar quarter of 2008.

Fixed income securities contributed positively to The Jamestown Balanced Fund's performance for the fiscal year ended March 31, 2008, as bond interest payments and price appreciation contributed to total return. The performance of the fixed income portfolio was essentially in line with its benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index (the "Lehman Index"), which rose 8.9% during the twelve month period ended March 31, 2008. The Fund's duration was shorter than the Lehman Index at the end of the period, expressing our view that U.S. Treasury yields had declined to unattractively low levels as a result of the flight to quality. Sector allocations for the fixed income portfolio are overweight corporate bonds and agency mortgage-backed securities while underweight U.S. Treasuries. In our opinion, the historically wide yield spreads may enable these sectors to earn greater returns than the prospective returns on U.S. Treasury securities. During the last twelve months, the negative impact of sector weightings and duration strategy on fixed income performance was offset by effective positioning across the yield curve. The portfolio benefited from the dramatic steepening of the yield curve as short-term interest rates plummeted during the first quarter of 2008.

Sector and stock selection helped the equity portion of the Fund outperform the S&P 500 Index by over 6% for the 12 months. Sector performance benefited primarily from our underweight in the Financial sector, which was the worst performing sector in the S&P 500 over the trailing twelve months (-27.7%). Stock selection was driven by strong performance of the Fund's holdings in the Financial and Health Care sectors. Good stock selection in Financials was evidenced by our overweight in insurance stocks, which did not suffer as badly from credit issues, and an underweight in bank and capital market stocks.

Equity valuations are in-line with historical levels on an absolute basis and we believe are attractive relative to high quality fixed income alternatives. However, modest economic growth is likely to pressure earnings growth over the next year. As a result, we have positioned The Jamestown Balanced Fund slightly more conservatively. As of March 31, 2008, the Fund had 6% in cash equivalents, 32% in fixed income securities, and 62% in equity securities.

The equity portion of the Fund currently emphasizes companies that are more exposed to capital spending and faster growing international economies. As a result, the Fund is overweight in the Industrial and Technology sectors. In addition, we find Health Care stocks attractively priced for their potential growth. This also provides some cushion to the portfolio as economic and earnings growth slows. The Financial sector remains the largest underweight in the portfolio. The equity portion of the Fund trades at 13.1x 2008 estimated earnings, which are forecast to grow 14.8%. This compares to the S&P 500's estimated earnings growth of 5.1% trading at 15.3x estimated earnings.

In addition to aggressively cutting interest rates, the Federal Reserve took several, unprecedented actions to help ease the liquidity crisis troubling the markets. The Federal Reserve facilitated J.P. Morgan's takeover of Bear Stearns when the investment bank ran into financial difficulties. They also opened the discount window to investment banks. Though the risk of a systematic crisis seems to have lessened, the balance sheets of many major financial institutions remain under pressure. While the steps taken are encouraging, they will not solve the crisis overnight, as it will take time to restore confidence in the financial markets.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2008, The Jamestown Equity Fund returned 0.9% versus a return of -5.1% for the S&P 500 Index. After reaching a modest all-time high in October, 2007, equity markets were pressured by a combination of a weakening economy, restrictive credit, high energy prices, and historically large write-offs at financial institutions.

The Fund's good relative performance was driven by both sector and stock selection. Sector performance benefited primarily from our underweight in the Financial sector, which was the worst performing sector in the S&P 500 over the trailing twelve months (-27.7%). Stock selection was driven by strong performance of the Fund's holdings in the Financial and Health Care sectors. Good stock selection in Financials was evidenced by our overweight in insurance stocks, which did not suffer as badly from credit issues, and an underweight in bank and capital market stocks.

The Fund currently emphasizes companies that are more exposed to capital spending and faster growing international economies. As a result, the Fund is overweight in the Industrial and Technology sectors. In addition, we find Health Care stocks attractively priced for their potential growth. This also provides some cushion to the portfolio as economic and earnings growth slows. The Financial sector remains the largest underweight in the portfolio. The equity portion of the Fund trades at 13.1x 2008 estimated earnings, which are forecast to grow 14.8%. This compares to the S&P 500's estimated earnings growth of 5.1% trading at 15.3x estimated earnings.

In addition to aggressively cutting interest rates, the Federal Reserve took several, unprecedented actions to help ease the liquidity crisis troubling the markets. The Federal Reserve facilitated J.P. Morgan's takeover of Bear Stearns when the investment bank ran into financial difficulties. They also opened the discount window to investment banks. Though the risk of a systematic crisis seems to have lessened, the balance sheets of many major financial institutions remain under pressure. While the steps taken are encouraging, they will not solve the crisis overnight, as it will take time to restore confidence in the financial markets.

THE JAMESTOWN SELECT EQUITY FUND

The Jamestown Select Equity Fund fell 3.1% for the fiscal year ended March 31, 2008 versus a return of -5.1% for the S&P 500 Index. After reaching a modest all-time high in October, 2007, equity markets were pressured by a combination of a weakening economy, restrictive credit, high energy prices, and historically large write-offs at financial institutions.

The Fund's good relative performance was driven primarily by strong stock selection, particularly in the Financial and Consumer Discretionary sectors. Partially offsetting this was weak stock selection in the Utility sector. Sector selection was also positive as the benefit of underweighting Financials more than offset a slight underweight in Energy.

The Fund will continue to focus on stocks that we believe have the best earnings profiles and that are trading at reasonable valuations. The Fund is overweight in the Industrial, Technology, and Health Care sectors. The Financial sector remains the largest underweight in the portfolio. The portfolio trades at 12.1x 2007 estimated earnings, which are forecast to grow 17.7%. This compares to the S&P 500's estimated earnings growth of 5.1% trading at 15.3x estimated earnings.

In addition to aggressively cutting interest rates, the Federal Reserve took several, unprecedented actions to help ease the liquidity crisis troubling the markets. The Federal Reserve facilitated J.P. Morgan's takeover of Bear Stearns when the investment bank ran into financial difficulties. They also opened the discount window to investment banks. Though the risk of a systematic crisis seems to have lessened, the balance sheets of many major financial institutions remain under pressure. While the steps taken are encouraging, they will not solve the crisis overnight, as it will take time to restore confidence in the financial markets.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

The Jamestown Tax Exempt Virginia Fund performed well relative to other municipal bond funds over the last year as the credit market turmoil spread to the normally placid municipal bond market. For the fiscal year ended March 31, 2008, the Fund gained 4.1%, compared to 6.2% for the Lehman 5-year Municipal Index and 2.5% for the Lipper Intermediate Municipal Fund Index. As of March 31, 2008, The Jamestown Tax Exempt Virginia Fund had an average effective maturity of 4.3 years, an effective duration of 3.7 years, and a 30-day SEC yield of 2.93%, which results in a tax equivalent yield of 4.5% for investors in the 35% federal tax bracket. The Fund held no issues subject to Alternative Minimum Tax during 2007.

The municipal bond market displayed unusual volatility during the last twelve months. After bond yields peaked in June, the municipal market saw the yield curve steepen sharply, quality spreads widen, and liquidity dry up at times. Market disruptions resulted in exceptional value in municipal bonds in August, November and especially in February. The severe sell-off in the second half of February that pushed yields higher and prices lower was triggered by forced selling from leveraged funds. Compelling relative valuations attracted enough demand for a modest rebound during March.

Significant shifts in the steepness of the municipal yield curve rewarded holders of short maturity bonds but caused prices to drop for the longest maturities. Yields declined by 1.90% on AAA-rated general obligations with a 1-year maturity during the year ended March 31, 2008 while yields increased by 0.77% in the 30 year maturity, a shift in the slope of 267 basis points. With the Fund's maturity structure heavily weighted toward maturities under 10 years, the steeper curve aided the Fund's performance relative to longer maturity strategies. However, municipal bonds could not keep pace with the flight-to-quality bid that buoyed Treasuries during this period. Ratios of municipal yields to Treasuries exceeded 100% for every maturity on the yield curve as of March 31, 2008, indicating opportunity for traditional tax-exempt bond investors.

Municipal bond insurers remained in the headlines because of worries over credit ratings. While some insurers replenished capital in order to maintain a triple-A credit rating for now, other companies have seen ratings downgrades. Only a couple of insurers have been unscathed by the subprime mortgage debacle. About 42% of the Fund's portfolio consists of insured bonds, with underlying credit ratings (without insurance) of double-A and single-A. The tax-exempt sector was also roiled by the collapse of the auction-rate securities (ARS) market when major bond dealers ceased putting up their own capital to support the debt. These instruments enabled issuers to sell long-term debt at short-term interest rates, subject to reset at periodic auctions. Many investors regarded ARS as money market instruments, but now that the auctions have failed, they are stuck with the paper until the issuers are able to refinance the debt. The Fund did not hold any ARS during the fiscal year.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the fiscal year ended March 31, 2008, The Jamestown International Equity Fund fell 3.6% and the Morgan Stanley EAFE Index returned -2.7%. International equity markets modestly outperformed their domestic counterparts over the trailing twelve months due to the weakness in the U.S. dollar. The U.S dollar declined 6% versus EAFE currencies over the past year.

The U.S. housing market crisis and the associated impact on broader credit markets and the financial sector has taken its toll on global equity markets over the past year. While once seemingly contained, the aftershocks have threatened to push key economies around the world into recession and dramatically slow the pace of economic growth. Traditional defensive safe havens like Consumer Staples, Utilities, and some Health Care companies fared relatively well in the latest market downturn.

The Fund was helped over the past twelve months by strong stock selection among financial stocks, largely in continental Europe and Japan. The biggest detractor to performance was the Fund's underweight in the Materials sector, where supply constraints continued to drive commodity prices higher even in the face of slower economic growth.

As of March 31, 2008, the largest sector underweights in the Fund are in the Material and Industrial sectors. The largest overweights are in the Technology and Energy sectors. The Fund significantly overweight Continental Europe (60%), modestly overweight Japan (24%), and heavily underweight the United Kingdom (13%).

Sincerely,

/s/ Charles M. Caravati, III                       /s/ Lawrence B. Whitlock, Jr.

Charles M. Caravati, III, CFA                      Lawrence B. Whitlock, Jr.
President                                          President
Jamestown Balanced Fund                            Jamestown Select Fund
Jamestown Equity Fund
Jamestown International Equity Fund

                           /s/ Joseph A. Jennings, III

                           Joseph A. Jennings, III
                           President
                           Jamestown Tax Exempt Virginia Fund

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS IT IS ACCOMPANIED BY A CURRENT PROSPECTUS.

THIS REPORT REFLECTS OUR VIEWS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FOR MORE CURRENT INFORMATION THROUGHOUT THE YEAR PLEASE VISIT WWW.JAMESTOWNFUNDS.COM.

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE 60% S&P 500 INDEX /
          40% LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX

                              [LINE GRAPH OMITTED]

                                                        60% S&P 500 INDEX /
                                                        40% LEHMAN BROTHERS
     STANDARD & POOR'S           THE JAMESTOWN           INTERMEDIATE U.S.
         500 INDEX               BALANCED FUND        GOVERNMENT/CREDIT INDEX
   --------------------      --------------------      --------------------

     DATE        VALUE         DATE        VALUE         DATE        VALUE
     ----        -----         ----        -----         ----        -----
   03/31/98    $ 10,000      03/31/98    $ 10,000      03/31/98    $ 10,000
   06/30/98      10,330      06/30/98      10,053      06/30/98      10,274
   09/30/98       9,303      09/30/98       9,169      09/30/98       9,845
   12/31/98      11,284      12/31/98      10,689      12/31/98      11,115
   03/31/99      11,846      03/31/99      10,756      03/31/99      11,438
   06/30/99      12,681      06/30/99      11,088      06/30/99      11,904
   09/30/99      11,889      09/30/99      10,774      09/30/99      11,502
   12/31/99      13,658      12/31/99      11,915      12/31/99      12,531
   03/31/00      13,971      03/31/00      12,466      03/31/00      12,779
   06/30/00      13,600      06/30/00      12,638      06/30/00      12,661
   09/30/00      13,468      09/30/00      12,269      09/30/00      12,734
   12/31/01      12,416      12/31/00      12,016      12/31/00      12,325
   03/31/01      10,944      03/31/01      10,889      03/31/01      11,615
   06/30/01      11,584      06/30/01      10,998      06/30/01      12,054
   09/30/01       9,884      09/30/01       9,954      09/30/01      11,215
   12/31/01      10,940      12/31/01      10,661      12/31/01      11,937
   03/31/02      10,970      03/31/02      10,538      03/31/02      11,946
   06/30/02       9,500      06/30/02      10,071      06/30/02      11,156
   09/30/02       7,858      09/30/02       9,327      09/30/02      10,201
   12/31/02       8,521      12/31/02       9,551      12/31/02      10,787
   03/31/03       8,253      03/31/03       9,479      03/31/03      10,648
   06/30/03       9,523      06/30/03      10,354      06/30/03      11,747
   09/30/03       9,775      09/30/03      10,416      09/30/03      11,933
   12/31/03      10,966      12/31/03      11,120      12/31/03      12,808
   03/31/04      11,151      03/31/04      11,402      03/31/04      13,065
   06/30/04      11,343      06/30/04      11,498      06/30/04      13,068
   09/30/04      11,132      09/30/04      11,405      09/30/04      13,063
   12/31/04      12,159      12/31/04      11,886      12/31/04      13,809
   03/31/05      11,898      03/31/05      11,724      03/31/05      13,583
   06/30/05      12,061      06/30/05      11,869      06/30/05      13,829
   09/30/05      12,495      09/30/05      12,260      09/30/05      14,100
   12/31/05      12,756      12/31/05      12,480      12/31/05      14,305
   03/31/06      13,293      03/31/06      12,795      03/31/06      14,644
   06/30/06      13,102      06/30/06      12,381      06/30/06      14,530
   09/30/06      13,844      09/30/06      12,900      09/30/06      15,210
   12/31/06      14,771      12/31/06      13,498      12/31/06      15,884
   03/31/07      14,866      03/31/07      13,635      03/31/07      16,046
   06/30/07      15,799      06/30/07      14,306      06/30/07      16,641
   09/30/07      16,120      09/30/07      14,830      09/30/07      17,035
   12/31/07      15,583      12/31/07      14,969      12/31/07      16,892
   03/31/08      14,111      03/31/08      14,041      03/31/08      16,138

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                             Average Annual Total Returns(a)
                                           (for periods ended March 31, 2008)

                                              1 YEAR       5 YEARS     10 YEARS
The Jamestown Balanced Fund                    2.97%         8.18%        3.45%
Standard & Poor's 500 Index                   -5.08%        11.32%        3.50%
60% S&P 500 Index / 40% Lehman Brothers
   Intermediate U.S. Government/Credit Index   0.57%         8.67%        4.90%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

           STANDARD & POOR'S 500 INDEX     THE JAMESTOWN EQUITY FUND
           ---------------------------     -------------------------

               DATE           VALUE          DATE            VALUE
               ----           -----          ----            -----
             03/31/98       $ 10,000        03/31/98       $ 10,000
             06/30/98         10,330        06/30/98          9,985
             09/30/98          9,303        09/30/98          8,532
             12/31/98         11,284        12/31/98         10,827
             03/31/99         11,846        03/31/99         10,833
             06/30/99         12,681        06/30/99         11,423
             09/30/99         11,889        09/30/99         10,895
             12/31/99         13,658        12/31/99         12,629
             03/31/00         13,971        03/31/00         13,437
             06/30/00         13,600        06/30/00         13,659
             09/30/00         13,468        09/30/00         12,900
             12/31/00         12,416        12/31/00         12,413
             03/31/01         10,944        03/31/01         10,549
             06/30/01         11,584        06/30/01         10,692
             09/30/01          9,884        09/30/01          8,946
             12/31/01         10,940        12/31/01          9,958
             03/31/02         10,970        03/31/02          9,767
             06/30/02          9,500        06/30/02          8,939
             09/30/02          7,858        09/30/02          7,629
             12/31/02          8,521        12/31/02          7,877
             03/31/03          8,253        03/31/03          7,701
             06/30/03          9,523        06/30/03          8,750
             09/30/03          9,775        09/30/03          8,819
             12/31/03         10,966        12/31/03          9,741
             03/31/04         11,151        03/31/04         10,019
             06/30/04         11,343        06/30/04         10,244
             09/30/04         11,132        09/30/04         10,027
             12/31/04         12,159        12/31/04         10,628
             03/31/05         11,898        03/31/05         10,454
             06/30/05         12,061        06/30/05         10,537
             09/30/05         12,495        09/30/05         11,078
             12/31/05         12,756        12/31/05         11,341
             03/31/06         13,293        03/31/06         11,780
             06/30/06         13,102        06/30/06         11,228
             09/30/06         13,844        09/30/06         11,736
             12/31/06         14,771        12/31/06         12,473
             03/31/07         14,866        03/31/07         12,595
             06/30/07         15,799        06/30/07         13,512
             09/30/07         16,120        09/30/07         14,114
             12/31/07         15,583        12/31/07         14,172
             03/31/08         14,111        03/31/08         12,713

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                        Average Annual Total Returns(a)
                                      (for periods ended March 31, 2008)

                                       1 YEAR     5 YEARS     10 YEARS
The Jamestown Equity Fund               0.94%      10.55%       2.43%
Standard & Poor's 500 Index            -5.08%      11.32%       3.50%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN SELECT FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN SELECT FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

            STANDARD & POOR'S 500 INDEX    THE JAMESTOWN SELECT FUND
            ---------------------------    -------------------------

               DATE           VALUE          DATE           VALUE
               ----           -----          ----           -----
             10/31/06       $ 10,000       10/31/06       $ 10,000
             12/31/06         10,333       12/31/06         10,435
             03/31/07         10,399       03/31/07         10,755
             06/30/07         11,052       06/30/07         11,286
             09/30/07         11,277       09/30/07         11,656
             12/31/07         10,901       12/31/07         11,729
             03/31/08          9,871       03/31/08         10,425

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                        Average Annual Total Returns(a)
                                      (for periods ended March 31, 2008)

                                           1 YEAR    SINCE INCEPTION*
The Jamestown Select Fund                  -3.07%          2.99%
Standard & Poor's 500 Index                -5.08%         -0.91%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*     Commencement of operations was October 31, 2006.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND, THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX*, THE LIPPER INTERMEDIATE MUNICIPAL FUND INDEX AND THE LEHMAN MUNICIPAL BOND INDEX

                              [LINE GRAPH OMITTED]

  LEHMAN MUNICIPAL         THE JAMESTOWN TAX        LIPPER INTERMEDIATE           LEHMAN 5-YEAR
     BOND INDEX           EXEMPT VIRGINIA FUND      MUNICIPAL FUND INDEX      MUNICIPAL BOND INDEX
     ----------           --------------------      --------------------      --------------------

  DATE        VALUE        DATE         VALUE        DATE         VALUE        DATE         VALUE
  ----        -----        ----         -----        ----         -----        ----         -----
03/31/98    $ 10,000      03/31/98    $ 10,000      03/31/98    $ 10,000      03/31/98    $ 10,000
06/30/98      10,152      06/30/98      10,118      06/30/98      10,122      06/30/98      10,112
09/30/98      10,464      09/30/98      10,416      09/30/98      10,403      09/30/98      10,377
12/31/98      10,527      12/31/98      10,459      12/31/98      10,462      12/31/98      10,463
03/31/99      10,620      03/31/99      10,492      03/31/99      10,520      03/31/99      10,571
06/30/99      10,432      06/30/99      10,331      06/30/99      10,344      06/30/99      10,440
09/30/99      10,391      09/30/99      10,325      09/30/99      10,350      09/30/99      10,539
12/31/99      10,310      12/31/99      10,277      12/31/99      10,318      12/31/99      10,539
03/31/00      10,612      03/31/00      10,497      03/31/00      10,500      03/31/00      10,666
06/30/00      10,772      06/30/00      10,614      06/30/00      10,627      06/30/00      10,834
09/30/00      11,033      09/30/00      10,828      09/30/00      10,849      09/30/00      11,047
12/31/00      11,515      12/31/00      11,200      12/31/00      11,213      12/31/00      11,352
03/31/01      11,771      03/31/01      11,438      03/31/01      11,466      03/31/01      11,675
06/30/01      11,847      06/30/01      11,492      06/30/01      11,551      06/30/01      11,789
09/30/01      12,180      09/30/01      11,756      09/30/01      11,850      09/30/01      12,113
12/31/01      12,105      12/31/01      11,699      12/31/01      11,751      12/31/01      12,057
03/31/02      12,219      03/31/02      11,788      03/31/02      11,835      03/31/02      12,127
06/30/02      12,667      06/30/02      12,158      06/30/02      12,254      06/30/02      12,627
09/30/02      13,268      09/30/02      12,662      09/30/02      12,728      09/30/02      13,064
12/31/02      13,268      12/31/02      12,673      12/31/02      12,731      12/31/02      13,176
03/31/03      13,427      03/31/03      12,760      03/31/03      12,857      03/31/03      13,322
06/30/03      13,774      06/30/03      13,019      06/30/03      13,140      06/30/03      13,564
09/30/03      13,785      09/30/03      13,007      09/30/03      13,166      09/30/03      13,701
12/31/03      13,973      12/31/03      13,094      12/31/03      13,286      12/31/03      13,719
03/31/04      14,215      03/31/04      13,220      03/31/04      13,440      03/31/04      13,894
06/30/04      13,878      06/30/04      12,962      06/30/04      13,175      06/30/04      13,596
09/30/04      14,416      09/30/04      13,308      09/30/04      13,569      09/30/04      13,981
12/31/04      14,597      12/31/04      13,374      12/31/04      13,665      12/31/04      14,093
03/31/05      14,592      03/31/05      13,245      03/31/05      13,564      03/31/05      13,931
06/30/05      15,019      06/30/05      13,518      06/30/05      13,889      06/30/05      14,197
09/30/05      15,000      09/30/05      13,462      09/30/05      13,862      09/30/05      14,184
12/31/05      15,110      12/31/05      13,515      12/31/05      13,940      12/31/05      14,226
03/31/06      15,147      03/31/06      13,487      03/31/06      13,954      03/31/06      14,229
06/30/06      15,152      06/30/06      13,502      06/30/06      13,960      06/30/06      14,243
09/30/06      15,668      09/30/06      13,827      09/30/06      14,373      09/30/06      14,611
12/31/06      15,841      12/31/06      13,912      12/31/06      14,479      12/31/06      14,702
03/31/07      15,970      03/31/07      14,007      03/31/07      14,588      03/31/07      14,839
06/30/07      15,864      06/30/07      13,979      06/30/07      14,513      06/30/07      14,791
09/30/07      16,153      09/30/07      14,245      09/30/07      14,773      09/30/07      15,169
12/31/07      16,374      12/31/07      14,452      12/31/07      14,943      12/31/07      15,459
03/31/08      16,274      03/31/08      14,579      03/31/08      14,956      03/31/08      15,758

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                             Average Annual Total Returns(a)
                                           (for periods ended March 31, 2008)

                                            1 YEAR      5 YEARS    10 YEARS
The Jamestown Tax Exempt Virginia Fund       4.09%       2.70%       3.84%
Lehman 5-Year Municipal Bond Index           6.19%       3.42%       4.65%
Lipper Intermediate Municipal Fund Index     2.52%       3.07%       4.11%
Lehman Municipal Bond Index                  1.90%       3.92%       4.99%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Lehman 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt bonds. Because the Fund is typically classified as an intermediate-term fund (with an average duration of between 2 and 10 years), this Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund's performance.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
            INTERNATIONAL EQUITY FUND AND THE MORGAN STANLEY EUROPE,
                      AUSTRALIA AND FAR EAST (EAFE) INDEX

                              [LINE GRAPH OMITTED]

              MORGAN STANLEY EUROPE,              THE
              AUSTRALIA AND FAR EAST     JAMESTOWN INTERNATIONAL
                  (EAFE) INDEX                 EQUITY FUND
                   -----------                ------------

                DATE        VALUE            DATE        VALUE
                ----        -----            ----        -----
              03/31/98    $ 10,000          03/31/98   $ 10,000
              06/30/98      10,106          06/30/98     10,468
              09/30/98       8,670          09/30/98      9,025
              12/31/98      10,461          12/31/98     10,659
              03/31/99      10,607          03/31/99     10,866
              06/30/99      10,876          06/30/99     11,345
              09/30/99      11,355          09/30/99     12,030
              12/31/99      13,284          12/31/99     14,882
              03/31/00      13,270          03/31/00     15,143
              06/30/00      12,745          06/30/00     13,843
              09/30/00      11,718          09/30/00     12,719
              12/31/00      11,402          12/31/00     11,844
              03/31/01       9,836          03/31/01     10,101
              06/30/01       9,732          06/30/01      9,776
              09/30/01       8,370          09/30/01      8,010
              12/31/01       8,953          12/31/01      8,614
              03/31/02       8,999          03/31/02      8,721
              06/30/02       8,808          06/30/02      8,333
              09/30/02       7,070          09/30/02      6,546
              12/31/02       7,526          12/31/02      6,876
              03/31/03       6,908          03/31/03      6,177
              06/30/03       8,240          06/30/03      7,342
              09/30/03       8,909          09/30/03      7,802
              12/31/03      10,429          12/31/03      8,924
              03/31/04      10,881          03/31/04      9,278
              06/30/04      10,905          06/30/04      9,239
              09/30/04      10,874          09/30/04      8,992
              12/31/04      12,540          12/31/04     10,404
              03/31/05      12,520          03/31/05     10,253
              06/30/05      12,395          06/30/05      9,936
              09/30/05      13,682          09/30/05     11,049
              12/31/05      14,240          12/31/05     11,739
              03/31/06      15,578          03/31/06     12,770
              06/30/06      15,687          06/30/06     12,680
              09/30/06      16,304          09/30/06     13,120
              12/31/06      17,991          12/31/06     14,177
              03/31/07      18,725          03/31/07     14,540
              06/30/07      19,924          06/30/07     15,315
              09/30/07      20,358          09/30/07     15,275
              12/31/07      20,002          12/31/07     14,945
              03/31/08      18,220          03/31/08     14,023

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                            Average Annual Total Returns(a)
                                          (for periods ended March 31, 2008)

                                           1 YEAR      5 YEARS    10 YEARS
The Jamestown International Equity Fund    -3.56%       17.82%      3.44%
Morgan Stanley Europe, Australia and
   Far East (EAFE) Index                   -2.70%       21.40%      6.18%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF NET ASSETS)                                       % OF
---------------------------------    TEN LARGEST EQUITY HOLDINGS      NET ASSETS
                                     -------------------------------------------
[PIE CHART OMITTED]                  General Electric Company            1.5%
                                     Cisco Systems, Inc.                 1.3%
Equities                    62.6%    Microsoft Corporation               1.3%
Fixed Income                31.8%    Transocean, Inc.                    1.3%
Cash Equivalents             5.6%    AT&T, Inc.                          1.1%
                                     Chevron Corporation                 1.1%
                                     Bristol-Myers Squibb Company        1.1%
                                     Schlumberger Ltd.                   1.1%
                                     Gilead Sciences, Inc.               1.1%
                                     CVS Caremark Corporation            1.1%

EQUITY SECTOR CONCENTRATION VS. THE S&P 500 INDEX (62.6% OF NET ASSETS)
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                                                   (% OF EQUITY PORTFOLIO)

                                                       THE
                                                    JAMESTOWN
                                                     BALANCED     S&P 500
                                                       FUND        INDEX
                                                       ----        -----
Consumer Discretionary                                  5.7%        8.7%
Consumer Staples                                       10.5%       11.1%
Energy                                                 12.8%       13.2%
Financials                                             10.9%       16.8%
Health Care                                            16.0%       11.7%
Industrials                                            16.6%       12.2%
Information Technology                                 20.3%       15.7%
Materials                                               2.6%        3.6%
Telecommunications Services                             1.8%        3.4%
Utilities                                               1.4%        3.6%
Exchange Traded Funds                                   1.4%        0.0%

                                                                  % OF FIXED
FIXED-INCOME PORTFOLIO (31.8% OF NET ASSETS) SECTOR BREAKDOWN   INCOME PORTFOLIO
-------------------------------------------  -----------------------------------
Average Stated Maturity (Years)        3.2   U.S. Treasury            10.7%
Average Duration (Years)               2.9   U.S. Government Agency   22.1%
Average Coupon                       5.61%   Mortgage-Backed          18.8%
Average Yield to Maturity            3.77%   Corporate                48.4%

            CREDIT QUALITY             % OF FIXED INCOME PORTFOLIO
            ------------------------------------------------------
            AA                                      5.9%
            A                                      33.5%
            BBB                                     9.0%
            U.S. Treasury                          10.7%
            U.S. Government Agency                 40.9%

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF NET ASSETS)                                       % OF
---------------------------------    TEN LARGEST EQUITY HOLDINGS      NET ASSETS
                                     -------------------------------------------
      [PIE CHART OMITTED]            General Electric Company            2.3%
                                     Cisco Systems, Inc.                 2.0%
Equities                    94.7%    Microsoft Corporation               2.0%
Cash Equivalents             5.3%    Transocean, Inc.                    1.9%
                                     Chevron Corporation                 1.8%
                                     Bristol- Meyers Squibb Company      1.7%
                                     AT&T, Inc.                          1.7%
                                     Gilead Sciences, Inc.               1.7%
                                     Schlumberger Ltd.                   1.6%
                                     CVS Caremark Corporation            1.6%

SECTOR CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                                                      (% OF NET ASSETS)

                                                        THE
                                                     JAMESTOWN
                                                      EQUITY      S&P 500
                                                       FUND        INDEX
                                                       ----        -----
Consumer Discretionary                                  5.3%        8.7%
Consumer Staples                                       10.1%       11.1%
Energy                                                 12.3%       13.2%
Financials                                             10.2%       16.8%
Health Care                                            15.3%       11.7%
Industrials                                            15.7%       12.2%
Information Technology                                 19.1%       15.7%
Materials                                               2.4%        3.6%
Telecommunications Services                             1.7%        3.4%
Utilities                                               1.3%        3.6%
Exchange Traded Funds                                   1.3%        0.0%
Cash Equivalents                                        5.3%        0.0%

THE JAMESTOWN SELECT FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF NET ASSETS)                                       % OF
---------------------------------    TEN LARGEST EQUITY HOLDINGS      NET ASSETS
                                     -------------------------------------------
      [PIE CHART OMITTED]            Financial Select Sector SPDR Fund   2.6%
                                     Thermo Fisher Scientific, Inc.      1.8%
Equities                    96.7%    NIKE, Inc- Class B                  1.7%
Cash Equivalents             3.3%    Genzyne Corporation                 1.7%
                                     Apache Corporation                  1.7%
                                     Molson Coors Brewing Company        1.7%
                                     Archer-Daniels-Midland Company      1.6%
                                     CVS Caremark Corporation            1.6%
                                     Emerson Electric Company            1.6%
                                     Hewlett-Packard Company             1.6%

SECTOR CONCENTRATION VS. THE S&P 500 INDEX
----------------------------------------------------------------------------

                               [BAR CHART OMITTED]
                                                      (% OF NET ASSETS)

                                                        THE
                                                    JAMESTOWN
                                                      SELECT      S&P 500
                                                       FUND        INDEX
                                                       ----        -----
Consumer Discretionary                                  9.7%        8.7%
Consumer Staples                                        7.7%       11.1%
Energy                                                 11.3%       13.2%
Financials                                             10.3%       16.8%
Health Care                                            13.4%       11.7%
Industrials                                            16.4%       12.2%
Information Technology                                 18.5%       15.7%
Materials                                               4.1%        3.6%
Telecommunications Services                             1.5%        3.4%
Utilities                                               1.2%        3.6%
Exchange Traded Funds                                   2.6%        0.0%
Cash Equivalents                                        3.3%        0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

           CHARACTERISTICS                           MATURITY BREAKDOWN
         (WEIGHTED AVERAGE)                           (% OF PORTFOLIO)
------------------------------------       -------------------------------------

Current Yield                  2.93%                 [BAR CHART OMITTED]
Tax-Equivalent Yield           4.51%*
Average Maturity (years)         4.3       0-2 Years                      22.1%
Average Duration (years)         3.7       2-5 Years                      31.3%
Average Quality                  AA+       5-10 Years                     45.6%
Number of Issues                 41        10+ Years                       1.0%

* Assumes a maximum 35.0% federal tax rate.

                                                   SECTOR DIVERSIFICATION
    CREDIT QUALITY (% OF PORTFOLIO)                   (% OF PORTFOLIO)
------------------------------------       -------------------------------------

       [PIE CHART OMITTED]                           [PIE CHART OMITTED]

AAA                            57.2%       Revenues                       60.5%
AA                             39.1%       General Obligations            39.5%
Baa                             3.7%

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

ASSET ALLOCATION
(% OF NET ASSETS)                                                       % OF NET
----------------------  TEN LARGEST HOLDINGS             COUNTRY         ASSETS
                        --------------------------------------------------------
 [PIE CHART OMITTED]    SAP AG                           Germany          3.3%
                        Koninkijke (Royal) KPN NV        Netherlands      2.6%
Equities         97.6%  Suez SA                          France           2.5%
Other             2.4%  Repsol YPF SA                    Spain            2.4%
                        Mitsubishi Estate Company Ltd.   Japan            2.4%
                        ENI SpA                          Italy            2.0%
                        Siemens AG                       Germany          1.9%
                        Royal Dutch Shell PLC - Class A  United Kingdom   1.8%
                        GlaxoSmithKline PLC              United Kingdom   1.7%
                        DBS Group Holdings Ltd.          Singapore        1.6%

GEOGRAPHIC DIVERSIFICATION VS. THE MORGAN STANLEY EAFE INDEX
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                                                       (% OF NET ASSETS)

                                                        The
                                                     Jamestown     Morgan
                                                   International  Stanley
                                                      Equity        EAFE
                                                       Fund        Index
                                                       ----        -----
Belgium                                                 0.6%        1.3%
Denmark                                                 1.2%        1.0%
Finland                                                 1.7%        1.8%
France                                                 13.9%       10.9%
Germany                                                13.4%        9.2%
Greece                                                  1.1%        0.7%
Italy                                                   4.9%        3.9%
Japan                                                  23.9%       20.0%
Netherlands                                             6.6%        2.9%
Norway                                                  1.1%        1.1%
Poland                                                  0.4%        0.0%
Portugal                                                0.6%        0.3%
Singapore                                               1.7%        1.2%
South Korea                                             0.9%        0.0%
Spain                                                   3.6%        4.5%
Sweden                                                  2.0%        2.5%
Switzerland                                             5.5%        7.2%
United Kingdom                                         14.5%       21.6%
Other                                                   2.4%       10.0%

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 61.7%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 3.6%
     8,000   Johnson Controls, Inc. ............................   $    270,400
     5,400   McDonald's Corporation ............................        301,158
    11,900   Staples, Inc. .....................................        263,109
     1,000   Target Corporation ................................         50,680
     8,500   Walt Disney Company (The) .........................        266,730
                                                                   ------------
                                                                      1,152,077
                                                                   ------------
             CONSUMER STAPLES -- 6.6%
     7,300   Archer-Daniels-Midland Company ....................        300,468
     4,000   Coca-Cola Company (The) ...........................        243,480
     8,500   CVS Caremark Corporation ..........................        344,335
    10,800   Kroger Company (The) ..............................        274,320
     5,700   Molson Coors Brewing Company - Class B ............        299,649
     4,500   PepsiCo, Inc. .....................................        324,900
     4,800   Procter & Gamble Company (The) ....................        336,336
                                                                   ------------
                                                                      2,123,488
                                                                   ------------
             ENERGY -- 8.0%
     2,300   Apache Corporation ................................        277,886
     4,300   Chevron Corporation ...............................        367,048
     3,400   Exxon Mobil Corporation ...........................        287,572
     4,500   National Oilwell Varco, Inc. (a) ..................        262,710
     6,500   Noble Corporation .................................        322,855
     4,200   Occidental Petroleum Corporation ..................        307,314
     4,000   Schlumberger Ltd. .................................        348,000
     3,000   Transocean, Inc. (a) ..............................        405,600
                                                                   ------------
                                                                      2,578,985
                                                                   ------------
             FINANCIALS -- 6.8%
     3,600   Assurant, Inc. ....................................        219,096
     6,000   Bank of America Corporation .......................        227,460
     5,800   Chubb Corporation (The) ...........................        286,984
     5,000   MetLife, Inc. .....................................        301,300
     3,400   Prudential Financial, Inc. ........................        266,050
     3,580   State Street Corporation ..........................        282,820
     6,100   Travelers Companies, Inc. (The) ...................        291,885
    13,100   Unum Group ........................................        288,331
                                                                   ------------
                                                                      2,163,926
                                                                   ------------
             HEALTH CARE -- 10.0%
     4,100   Aetna, Inc. .......................................        172,569
    16,800   Bristol-Myers Squibb Company ......................        357,840
     4,700   Express Scripts, Inc. (a) .........................        302,304
     4,400   Genzyme Corporation (a) ...........................        327,976
     6,700   Gilead Sciences, Inc. (a) .........................        345,251
     4,700   Johnson & Johnson .................................        304,889
     5,550   McKesson Corporation ..............................        290,654

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 61.7% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             HEALTH CARE -- 10.0% (CONTINUED)
     7,000   Teva Pharmaceutical Industries Ltd. - ADR .........   $    323,330
     5,900   Thermo Fisher Scientific, Inc. (a) ................        335,356
     4,100   WellPoint, Inc. (a) ...............................        180,933
     3,500   Zimmer Holdings, Inc. (a) .........................        272,510
                                                                   ------------
                                                                      3,213,612
                                                                   ------------
             INDUSTRIALS -- 10.4%
     6,850   Dover Corporation .................................        286,193
     3,400   General Dynamics Corporation ......................        283,458
    13,300   General Electric Company ..........................        492,233
     5,350   ITT Corporation ...................................        277,184
     2,800   Lockheed Martin Corporation .......................        278,040
     5,700   Norfolk Southern Corporation ......................        309,624
     3,700   Northrop Grumman Corporation ......................        287,897
     3,100   Parker-Hannifin Corporation .......................        214,737
     4,200   Terex Corporation (a) .............................        262,500
     5,800   Textron, Inc. .....................................        321,436
     4,600   United Technologies Corporation ...................        316,572
                                                                   ------------
                                                                      3,329,874
                                                                   ------------
             INFORMATION TECHNOLOGY -- 12.7%
     7,900   Accenture Ltd. - Class A ..........................        277,843
    17,500   Cisco Systems, Inc. (a) ...........................        421,575
    13,000   Corning, Inc. .....................................        312,520
       550   Google, Inc. - Class A (a) ........................        242,258
     6,000   Harris Corporation ................................        291,180
     6,500   Hewlett-Packard Company ...........................        296,790
    10,700   Intel Corporation .................................        226,626
     2,900   International Business Machines Corporation .......        333,906
     3,600   MEMC Electronic Materials, Inc. (a) ...............        255,240
    14,500   Microsoft Corporation .............................        411,510
     9,000   NVIDIA Corporation (a) ............................        178,110
    15,500   Oracle Corporation (a) ............................        303,180
     7,200   QUALCOMM, Inc. ....................................        295,200
     8,350   Western Digital Corporation (a) ...................        225,784
                                                                   ------------
                                                                      4,071,722
                                                                   ------------
             MATERIALS -- 1.6%
     2,625   CF Industries Holdings, Inc. ......................        272,002
     2,800   Praxair, Inc. .....................................        235,844
                                                                   ------------
                                                                        507,846
                                                                   ------------
             TELECOMMUNICATIONS SERVICES -- 1.1%
     9,600   AT&T, Inc. ........................................        367,680
                                                                   ------------

             UTILITIES -- 0.9%
     7,150   Public Service Enterprise Group, Inc. .............        287,359
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $15,045,321) ............   $ 19,796,569
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   EXCHANGE TRADED FUNDS -- 0.9%                             VALUE
--------------------------------------------------------------------------------
    11,200   Financial Select Sector SPDR Fund (Cost $288,736) .   $    277,984
                                                                   ------------

================================================================================
 PAR VALUE   U.S. TREASURY OBLIGATIONS -- 3.4%                         VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 3.4%
$  250,000   4.00%, due 02/15/2014 .............................   $    269,590
   750,000   4.25%, due 11/15/2014 .............................        820,078
                                                                   ------------
             TOTAL U.S. TREASURY OBLIGATIONS (Cost $995,998) ...   $  1,089,668
                                                                   ------------

================================================================================
 PAR VALUE   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.0%                VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.5%
$1,000,000   6.625%, due 09/15/2009 ............................   $  1,062,129
   150,000   5.125%, due 07/15/2012 ............................        162,248
   500,000   5.25%, due 04/18/2016 .............................        543,190
                                                                   ------------
                                                                      1,767,567
                                                                   ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.5%
   250,000   7.25%, due 01/15/2010 .............................        271,657
   200,000   5.50%, due 03/15/2011 .............................        215,203
                                                                   ------------
                                                                        486,860
                                                                   ------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (Cost $2,094,015) .................................   $  2,254,427
                                                                   ------------

================================================================================
 PAR VALUE   MORTGAGE-BACKED SECURITIES -- 6.0%                        VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.3%
$   25,622   Pool #E90624, 6.00%, due 08/01/2017 ...............   $     26,374
   393,828   Pool #A43942, 5.50%, due 03/01/2036 ...............        398,164
                                                                   ------------
                                                                        424,538
                                                                   ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.5%
   205,407   Pool #618465, 5.00%, due 12/01/2016 ...............        207,551
   278,363   Pool #684231, 5.00%, due 01/01/2018 ...............        281,268
   258,577   Pool #255455, 5.00%, due 10/01/2024 ...............        259,250
   419,737   Pool #255702, 5.00%, due 05/01/2025 ...............        420,543
   274,796   Pool #808413, 5.50%, due 01/01/2035 ...............        277,663
                                                                   ------------
                                                                      1,446,275
                                                                   ------------
             GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.2%
    38,780   Pool #781344, 6.50%, due 10/01/2031 ...............         40,355
                                                                   ------------

             TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,888,661)    $  1,911,168
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 15.4%                                  VALUE
--------------------------------------------------------------------------------
             Alcoa, Inc.,
$  250,000     6.50%, due 06/01/2011 ...........................   $    262,602
             American Express Company,
   150,000     4.875%, due 07/15/2013 ..........................        147,294
             AT&T, Inc.,
   250,000     4.95%, due 01/15/2013 ...........................        250,847
             BB&T Corporation,
   325,000     6.50%, due 08/01/2011 ...........................        343,651
             Burlington Resources, Inc.,
   350,000     6.68%, due 02/15/2011 ...........................        378,890
             Deutsche Telekom AG,
   300,000     8.00%, due 06/15/2010 ...........................        320,911
             Dover Corporation,
   345,000     6.50%, due 02/15/2011 ...........................        370,925
             Duke Realty L.P., Medium Term Notes,
   390,000     6.75%, due 05/30/2008 ...........................        391,662
             FPL Group Capital, Inc.,
   300,000     7.375%, due 06/01/2009 ..........................        313,283
             Goldman Sachs Group, Inc.,
   350,000     6.65%, due 05/15/2009 ...........................        359,216
             GTE Northwest, Inc.,
   300,000     6.30%, due 06/01/2010 ...........................        313,648
             International Business Machines Corporation,
   175,000     4.375%, due 06/01/2009 ..........................        178,674
             JPMorgan Chase & Company,
   300,000     6.75%, due 02/01/2011 ...........................        318,542
             May Department Stores Company,
   260,000     5.95%, due 11/01/2008 ...........................        260,630
             Morgan Stanley,
   250,000     5.30%, due 03/01/2013 ...........................        249,160
             PepsiCo, Inc.,
   200,000     4.65%, due 02/15/2013 ...........................        207,005
             United Technologies Corporation,
   250,000     6.10%, due 05/15/2012 ...........................        269,240
                                                                   ------------

             TOTAL CORPORATE BONDS (Cost $4,762,483) ...........   $  4,936,180
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 5.6%                                VALUE
--------------------------------------------------------------------------------

 1,800,853   Fidelity Institutional Money Market Portfolio
             (Cost $1,800,853) .................................   $  1,800,853
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 100.0%
             (Cost $26,876,067) ................................   $ 32,066,849

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%) ...         (9,166)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 32,057,683
                                                                   ============

(a)   Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 93.4%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 5.3%
    12,300   Johnson Controls, Inc. ............................   $    415,740
     8,300   McDonald's Corporation ............................        462,891
    17,200   Staples, Inc. .....................................        380,292
       700   Target Corporation ................................         35,476
    13,200   Walt Disney Company (The) .........................        414,216
                                                                   ------------
                                                                      1,708,615
                                                                   ------------
             CONSUMER STAPLES -- 10.1%
    11,400   Archer-Daniels-Midland Company ....................        469,224
     6,200   Coca-Cola Company (The) ...........................        377,394
    12,900   CVS Caremark Corporation ..........................        522,579
    16,200   Kroger Company (The) ..............................        411,480
     9,000   Molson Coors Brewing Company - Class B ............        473,130
     7,000   PepsiCo, Inc. .....................................        505,400
     7,300   Procter & Gamble Company (The) ....................        511,511
                                                                   ------------
                                                                      3,270,718
                                                                   ------------
             ENERGY -- 12.3%
     3,600   Apache Corporation ................................        434,952
     6,700   Chevron Corporation ...............................        571,912
     5,300   Exxon Mobil Corporation ...........................        448,274
     7,000   National Oilwell Varco, Inc. (a) ..................        408,660
    10,000   Noble Corporation .................................        496,700
     6,150   Occidental Petroleum Corporation ..................        449,996
     6,100   Schlumberger Ltd. .................................        530,700
     4,600   Transocean, Inc. (a) ..............................        621,920
                                                                   ------------
                                                                      3,963,114
                                                                   ------------
             FINANCIALS -- 10.2%
     5,200   Assurant, Inc. ....................................        316,472
    13,500   Berkley (W.R.) Corporation ........................        373,815
     8,700   Chubb Corporation (The) ...........................        430,476
     7,500   MetLife, Inc. .....................................        451,950
     5,200   Prudential Financial, Inc. ........................        406,900
     5,430   State Street Corporation ..........................        428,970
     9,300   Travelers Companies, Inc. (The) ...................        445,005
    20,200   Unum Group ........................................        444,602
                                                                   ------------
                                                                      3,298,190
                                                                   ------------
             HEALTH CARE -- 15.3%
     6,500   Aetna, Inc. .......................................        273,585
    25,800   Bristol-Myers Squibb Company ......................        549,540
     7,200   Express Scripts, Inc. (a) .........................        463,104
     6,650   Genzyme Corporation (a) ...........................        495,691
    10,500   Gilead Sciences, Inc. (a) .........................        541,065
     7,100   Johnson & Johnson .................................        460,577
     8,450   McKesson Corporation ..............................        442,527
    10,700   Teva Pharmaceutical Industries Ltd. - ADR .........        494,233

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 93.4% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             HEALTH CARE -- 15.3% (CONTINUED)
     9,000   Thermo Fisher Scientific, Inc. (a) ................   $    511,560
     6,300   WellPoint, Inc. (a) ...............................        278,019
     5,500   Zimmer Holdings, Inc. (a) .........................        428,230
                                                                   ------------
                                                                      4,938,131
                                                                   ------------
             INDUSTRIALS -- 15.7%
    10,500   Dover Corporation .................................        438,690
     5,150   General Dynamics Corporation ......................        429,355
    20,000   General Electric Company ..........................        740,200
     8,200   ITT Corporation ...................................        424,842
     4,300   Lockheed Martin Corporation .......................        426,990
     8,900   Norfolk Southern Corporation ......................        483,448
     5,650   Northrop Grumman Corporation ......................        439,626
     4,700   Parker-Hannifin Corporation .......................        325,569
     6,500   Terex Corporation (a) .............................        406,250
     8,700   Textron, Inc. .....................................        482,154
     6,800   United Technologies Corporation ...................        467,976
                                                                   ------------
                                                                      5,065,100
                                                                   ------------
             INFORMATION TECHNOLOGY -- 19.1%
    12,000   Accenture Ltd. - Class A ..........................        422,040
    26,200   Cisco Systems, Inc. (a) ...........................        631,158
    19,800   Corning, Inc. .....................................        475,992
       800   Google, Inc. - Class A (a) ........................        352,376
     9,100   Harris Corporation ................................        441,623
     9,700   Hewlett-Packard Company ...........................        442,902
    16,200   Intel Corporation .................................        343,116
     4,400   International Business Machines Corporation .......        506,616
     5,700   MEMC Electronic Materials, Inc. (a) ...............        404,130
    22,200   Microsoft Corporation .............................        630,036
    14,500   NVIDIA Corporation (a) ............................        286,955
    23,500   Oracle Corporation (a) ............................        459,660
    10,700   QUALCOMM, Inc. ....................................        438,700
    12,800   Western Digital Corporation (a) ...................        346,112
                                                                   ------------
                                                                      6,181,416
                                                                   ------------
             MATERIALS -- 2.4%
     3,900   CF Industries Holdings, Inc. ......................        404,118
     4,300   Praxair, Inc. .....................................        362,189
                                                                   ------------
                                                                        766,307
                                                                   ------------
             TELECOMMUNICATIONS SERVICES -- 1.7%
    14,300   AT&T, Inc. ........................................        547,690
                                                                   ------------

             UTILITIES -- 1.3%
    10,900   Public Service Enterprise Group, Inc. .............        438,071
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $23,559,997) ............   $ 30,177,352
                                                                   ------------

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   EXCHANGE TRADED FUNDS -- 1.3%                             VALUE
--------------------------------------------------------------------------------
    17,100   Financial Select Sector SPDR Fund (Cost $440,838) .   $    424,422
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 5.6%                                VALUE
--------------------------------------------------------------------------------
 1,796,073   Fidelity Institutional Money Market Portfolio
             (Cost $1,796,073) .................................   $  1,796,073
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 100.3%
             (Cost $25,796,908) ................................   $ 32,397,847

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3%) ...        (81,322)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 32,316,525
                                                                   ============

(a)   Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 94.1%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 9.7%
    11,990   Goodyear Tire & Rubber Company (a) ................   $    309,342
    11,260   Hasbro, Inc. ......................................        314,154
     5,540   McDonald's Corporation ............................        308,966
     5,990   NIKE, Inc. - Class B ..............................        407,320
     6,100   Snap-on, Inc. .....................................        310,185
    11,000   TJX Companies, Inc. (The) .........................        363,770
     8,960   Walt Disney Company (The) .........................        281,165
                                                                   ------------
                                                                      2,294,902
                                                                   ------------
             CONSUMER STAPLES -- 7.7%
     9,230   Archer-Daniels-Midland Company ....................        379,907
     9,370   CVS Caremark Corporation ..........................        379,579
    13,350   Kroger Company (The) ..............................        339,090
     7,420   Molson Coors Brewing Company - Class B ............        390,069
     4,500   Procter & Gamble Company (The) ....................        315,315
                                                                   ------------
                                                                      1,803,960
                                                                   ------------
             ENERGY -- 11.3%
     3,250   Apache Corporation ................................        392,665
     4,070   ConocoPhillips ....................................        310,175
     3,700   Exxon Mobil Corporation ...........................        312,946
     4,000   Murphy Oil Corporation ............................        328,560
     5,270   National Oilwell Varco, Inc. (a) ..................        307,663
     6,530   Noble Corporation .................................        324,345
     4,650   Occidental Petroleum Corporation ..................        340,240
     2,550   Transocean, Inc. (a) ..............................        344,760
                                                                   ------------
                                                                      2,661,354
                                                                   ------------
             FINANCIALS -- 10.3%
     5,100   Assurant, Inc. ....................................        310,386
    11,990   Berkley (W.R.) Corporation ........................        332,003
     5,540   Chubb Corporation (The) ...........................        274,119
    15,420   Host Hotels & Resorts, Inc. .......................        245,487
     5,535   MetLife, Inc. .....................................        333,539
     3,850   State Street Corporation ..........................        304,150
     5,250   Torchmark Corporation .............................        315,578
    14,420   Unum Group ........................................        317,384
                                                                   ------------
                                                                      2,432,646
                                                                   ------------
             HEALTH CARE -- 13.4%
     5,925   Aetna, Inc. .......................................        249,383
    12,170   Bristol-Myers Squibb Company ......................        259,221
     7,600   CIGNA Corporation .................................        308,332
     5,360   Express Scripts, Inc. (a) .........................        344,755
     8,000   Forest Laboratories, Inc. (a) .....................        320,080
     5,270   Genzyme Corporation (a) ...........................        392,826
     4,350   Johnson & Johnson .................................        282,185
     6,160   McKesson Corporation ..............................        322,599
     6,430   Merck & Co., Inc. .................................        244,019
     7,425   Thermo Fisher Scientific, Inc. (a) ................        422,037
                                                                   ------------
                                                                      3,145,437
                                                                   ------------

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 94.1% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 16.4%
    24,900   Allied Waste Industries, Inc. (a) .................   $    269,169
     4,020   Deere & Company ...................................        323,369
     7,240   Emerson Electric Company ..........................        372,570
     4,110   General Dynamics Corporation ......................        342,651
     5,450   Goodrich Corporation ..............................        313,429
     3,390   Lockheed Martin Corporation .......................        336,627
     6,100   Manitowoc Company, Inc. (The) .....................        248,880
     4,200   Northrop Grumman Corporation ......................        326,802
     5,362   Parker Hannifin Corporation .......................        371,426
     3,040   Precision Castparts Corporation ...................        310,323
     4,800   Terex Corporation (a) .............................        300,000
     6,070   Textron, Inc. .....................................        336,399
                                                                   ------------
                                                                      3,851,645
                                                                   ------------
             INFORMATION TECHNOLOGY -- 18.5%
     9,210   Accenture Ltd. - Class A ..........................        323,916
     7,780   Avnet, Inc. (a) ...................................        254,640
    10,395   BMC Software, Inc. (a) ............................        338,045
    13,500   Corning, Inc. .....................................        324,540
     6,610   Harris Corporation ................................        320,783
     8,140   Hewlett-Packard Company ...........................        371,672
     3,040   International Business Machines Corporation .......        350,026
     4,060   MEMC Electronic Materials, Inc. (a) ...............        287,854
     9,570   Microsoft Corporation .............................        271,597
    10,940   NVIDIA Corporation (a) ............................        216,503
    18,215   Oracle Corporation (a) ............................        356,285
    18,860   Symantec Corporation (a) ..........................        313,453
    13,160   Western Digital Corporation (a) ...................        355,846
    18,170   Xerox Corporation .................................        272,005
                                                                   ------------
                                                                      4,357,165
                                                                   ------------
             MATERIALS -- 4.1%
     3,570   CF Industries Holdings, Inc. ......................        369,923
     4,910   Eastman Chemical Company ..........................        306,629
    15,540   Hercules, Inc. ....................................        284,227
                                                                   ------------
                                                                        960,779
                                                                   ------------
             TELECOMMUNICATIONS SERVICES -- 1.5%
     9,045   AT&T, Inc. ........................................        346,423
                                                                   ------------

             UTILITIES -- 1.2%
    12,100   MDU Resources Group, Inc. .........................        297,055
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $21,801,869) ............   $ 22,151,366
                                                                   ------------

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   EXCHANGE TRADED FUNDS -- 2.6%                             VALUE
--------------------------------------------------------------------------------

    24,150   Financial Select Sector SPDR Fund (Cost $639,532) .   $    599,403
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 4.6%                                VALUE
--------------------------------------------------------------------------------
 1,089,816   Fidelity Institutional Money Market Portfolio
             (Cost $1,089,816) .................................   $  1,089,816
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 101.3%
             (Cost $23,531,217) ................................   $ 23,840,585

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.3%) ...       (306,018)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 23,534,567
                                                                   ============

(a)   Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
==============================================================================================================
             VIRGINIA REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 97.5%                                                          VALUE
--------------------------------------------------------------------------------------------------------------
             Alexandria, Virginia, GO,
$1,000,000     5.00%, due 06/15/2011, prerefunded 06/15/2010 @ 101 ...........................   $  1,067,100
             Arlington Co., Virginia, GO,
   500,000     4.10%, due 11/01/2018 .........................................................        509,440
             Capital Region Airport, Revenue,
   520,000     4.50%, due 07/01/2016 .........................................................        548,938
             Chesterfield Co., Virginia, GO,
   700,000     5.00%, due 01/01/2020 .........................................................        749,609
             Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000     5.00%, due 06/01/2018 .........................................................      1,057,240
             Fairfax Co., Virginia, GO,
   700,000     5.00%, due 10/01/2011 .........................................................        756,588
             Fauquier Co., Virginia, GO,
   500,000     5.00%, due 07/01/2017 .........................................................        547,870
             Hampton, Virginia, GO,
 1,000,000     5.50%, due 02/01/2012, prerefunded 02/01/2010 @ 102 ...........................      1,076,840
   500,000     5.00%, due 04/01/2020 .........................................................        524,350
             Hanover Co., Virginia, GO,
 1,000,000     5.125%, due 07/15/2013, prerefunded 07/15/2009 @ 101 ..........................      1,052,710
             Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
 1,000,000     6.50%, due 08/15/2009 .........................................................      1,053,450
             Henrico Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000     5.50%, due 11/01/2008 .........................................................      1,020,470
             James City, Virginia, School District, GO,
   500,000     5.00%, due 12/15/2018 .........................................................        537,750
             James City, Virginia, Service Authority, Water and Sewer, Revenue,
 1,000,000     5.125%, due 01/15/2017 ........................................................      1,082,690
             Leesburg, Virginia, GO,
   500,000     5.00%, due 09/15/2016 .........................................................        553,395
             Loudoun Co., Virginia, GO,
   500,000     5.00%, due 07/01/2012 .........................................................        543,975
             Loudoun Co., Virginia, Industrial Dev. Authority, Public Facility Lease, Revenue,
 1,000,000     5.00%, due 03/01/2019 .........................................................      1,046,020
             Lynchburg, Virginia, GO,
   500,000     5.00%, due 06/01/2015 .........................................................        552,390
             Medical College of Virginia, Hospitals Authority, Revenue,
   700,000     5.00%, due 07/01/2013 .........................................................        717,360
             New Kent Co., Virginia, Economic Dev. Authority, Revenue,
   500,000     5.00%, due 02/01/2019 .........................................................        534,490
             Norfolk, Virginia, GO,
   500,000     4.50%, due 06/01/2015 .........................................................        529,975
             Norfolk, Virginia, Water, Revenue,
 1,000,000     5.00%, due 11/01/2016 .........................................................      1,053,760
             Portsmouth, Virginia, GO,
   290,000     5.00%, due 08/01/2017 .........................................................        293,393
             Richmond, Virginia, Industrial Dev. Authority, Educational Facilities, Revenue,
   700,000     3.80%, floating rate, due 05/01/2035 ..........................................        700,000

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
==============================================================================================================
              VIRGINIA REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 97.5% (CONTINUED)                                              VALUE
--------------------------------------------------------------------------------------------------------------
             Richmond, Virginia, Industrial Dev. Authority, Government Facilities, Revenue,
$  510,000     4.75%, due 07/15/2010 .........................................................   $    531,349
             Richmond, Virginia, Metropolitan Authority, Revenue,
 1,000,000     5.25%, due 07/15/2014 .........................................................      1,080,260
             Southeastern Public Service Authority, Virginia, Revenue,
 1,000,000     5.00%, due 07/01/2015 .........................................................      1,044,220
             Spotsylvania Co., Virginia, GO,
   500,000     5.00%, due 01/15/2016 .........................................................        537,555
             University of Virginia, Revenue,
 1,000,000     5.25%, due 06/01/2012 .........................................................      1,038,770
   585,000     5.00%, due 06/01/2013 .........................................................        641,265
             Upper Occoquan, Virginia, Sewer Authority, Revenue,
   250,000     5.15%, due 07/01/2020 .........................................................        271,172
             Virginia Beach, Virginia, GO,
   800,000     5.25%, due 08/01/2010 .........................................................        815,152
             Virginia College Building Authority, Educational Facilities, Revenue,
   500,000     5.00%, due 02/01/2017 .........................................................        539,705
   500,000     5.00%, due 04/01/2017 .........................................................        531,610
             Virginia Commonwealth Transportation Board, Federal Highway Reimbursement
             Anticipation Note, Revenue,
   500,000     5.00%, due 09/28/2015 .........................................................        552,345
             Virginia Polytechnic Institute & State University, Revenue,..
   500,000     5.00%, due 06/01/2016 .........................................................        544,855
             Virginia State, GO,
   500,000     5.00%, due 06/01/2012 .........................................................        543,330
             Virginia State Public School Authority, Revenue,
   995,000     5.25%, due 08/01/2009 .........................................................      1,035,208
             Virginia State Resource Authority, Infrastructure Revenue,
   400,000     5.50%, due 05/01/2017, prerefunded 05/01/2010 @101 ............................        429,696
   100,000     5.50%, due 05/01/2017 .........................................................        106,117
                                                                                                 ------------

             TOTAL VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS (Cost $27,816,496)......   $ 28,352,412
                                                                                                 ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 1.4%                                VALUE
--------------------------------------------------------------------------------
   414,053   Fidelity Institutional Tax-Exempt Portfolio
             (Cost $414,053) ...................................   $    414,053
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 98.9%
             (Cost $28,230,549) ................................   $ 28,766,465

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1% .....        326,912
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 29,093,377
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 97.6%                                    VALUE
--------------------------------------------------------------------------------
             BELGIUM -- 0.6%
     3,233   UCB SA (b) ........................................   $    112,715
                                                                   ------------

             DENMARK -- 1.2%
     3,174   Novo Nordisk A/S - Class B (b) ....................        219,215
                                                                   ------------

             FINLAND -- 1.7%
     6,559   Nokia Oyj (b) .....................................        207,833
     2,821   Nokia Oyj - ADR ...................................         89,792
                                                                   ------------
                                                                        297,625
                                                                   ------------
             FRANCE -- 13.9%
       819   Air Liquide SA (b) ................................        124,894
    11,972   Alcatel SA (b) ....................................         68,763
     2,171   Cap Gemini SA (b) .................................        124,071
     3,037   Carrefour SA (b) ..................................        235,202
     1,014   Casino Guichard-Perrachon SA (b) ..................        121,995
     2,064   Compagnie de Saint-Gobain (b) .....................        169,307
     3,062   France Telecom SA (b) .............................        103,248
     1,445   Groupe DANONE (b) .................................        129,682
     1,159   PPR SA (b) ........................................        172,481
     1,542   Sanofi-Aventis (b) ................................        116,080
       991   Schneider Electric SA (b) .........................        128,490
     6,629   Suez SA (b) .......................................        436,111
     3,411   Total SA (b) ......................................        253,630
     1,574   Veolia Environnement (b) ..........................        110,243
     3,814   Vivendi Universal SA (b) ..........................        149,738
                                                                   ------------
                                                                      2,443,935
                                                                   ------------
             GERMANY -- 13.4%
     1,269   Allianz AG (b) ....................................        252,452
     2,729   Arcandor AG (a) (b) ...............................         54,949
     2,980   Bayer AG (b) ......................................        239,754
     2,006   Deustche Bank AG (b) ..............................        228,499
     2,192   Deustche Postbank AG (b) ..........................        210,772
     3,802   Infineon Technologies AG (a) (b) ..................         26,844
       690   Merck KGaA (b) ....................................         85,983
     1,882   Metro AG (b) ......................................        152,223
     1,008   Muencher Rueckversicherungs-Gesellschaft AG (b) ...        198,443
    11,618   SAP AG (b) ........................................        577,885
     3,007   Siemens AG (b) ....................................        329,887
                                                                   ------------
                                                                      2,357,691
                                                                   ------------
             GREECE -- 1.1%
     6,876   Hellenic Telecommunications Organization SA (b) ...        195,667
                                                                   ------------

             ITALY -- 4.9%
     4,826   Assicurazioni Generali SpA (b) ....................        218,010
    17,126   Enel SpA (b) ......................................        182,540
    10,248   ENI SpA (b) .......................................        350,119
    15,668   UniCredito Italiano SpA (b) .......................        105,365
                                                                   ------------
                                                                        856,034
                                                                   ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 97.6% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             JAPAN -- 23.9%
    24,000   Bank of Yokohama Ltd. (b) .........................   $    164,466
     6,200   Bridgestone Corporation (b) .......................        107,134
     2,950   Canon, Inc. (b) ...................................        137,799
    13,000   Daiwa Securities Group, Inc. (b) ..................        113,698
        31   East Japan Railway Company (b) ....................        258,872
     1,200   FANUC LTD. (b) ....................................        115,288
     2,300   FAST RETAILING COMPANY Ltd. (b) ...................        205,285
     5,600   JSR Corporation (b) ...............................        127,675
     1,150   KEYENCE CORPORATION (b) ...........................        267,979
     6,000   MARUI COMPANY LTD. (b) ............................         64,360
    11,000   Matsushita Electric Industrial Company Ltd. (b) ...        239,455
     5,900   Millea Holdings, Inc. (b) .........................        219,852
    17,000   Mitsubishi Estate Company Ltd. (b) ................        417,257
    29,000   Mitsubishi UFJ Financial Group, Inc. (b) ..........        254,056
    13,700   Nomura Holdings, Inc. (b) .........................        206,549
        51   NTT Data Corporation (b) ..........................        224,873
        77   NTT DoCoMo, Inc. (b) ..............................        117,574
     9,700   PIONEER Corporation (b) ...........................         97,547
     5,800   Seven & I Holdings Company Ltd. (b) ...............        147,415
    12,000   Sharp Corporation (b) .............................        206,267
     4,600   SUMCO Corporation (b) .............................        101,594
        32   Sumitomo Mitsui Financial Group, Inc. (b) .........        212,880
     2,250   T&D Holdings, Inc. (b) ............................        119,498
     1,500   TDK CORPORATION (b) ...............................         89,434
                                                                   ------------
                                                                      4,216,807
                                                                   ------------
             NETHERLANDS -- 6.6%
     5,160   Aegon NV (b) ......................................         75,999
     2,367   Akzo Nobel NV (b) .................................        190,617
     4,626   Fortis (b) ........................................        116,570
     3,365   ING Groep NV (b) ..................................        126,265
    26,613   Koninklijke (Royal) KPN NV (b) ....................        450,924
     5,175   Koninklijke (Royal) Philips Electronics NV (b) ....        198,827
                                                                   ------------
                                                                      1,159,202
                                                                   ------------
             NORWAY -- 1.1%
     6,450   Statoil ASA (b) ...................................        193,910
                                                                   ------------

             POLAND -- 0.4%
     3,297   Powszechna Kasa Oszczednosci Bank Polski SA (a) (b)         67,175
                                                                   ------------

             PORTUGAL -- 0.6%
    18,998   EDP - Energias de Portugal SA (b) .................        115,758
                                                                   ------------

             SINGAPORE -- 1.7%
    21,000   DBS Group Holdings Ltd. (b) .......................        276,194
    65,000   Synear Food Holdings Ltd. (b) .....................         26,998
                                                                   ------------
                                                                        303,192
                                                                   ------------
             SOUTH KOREA -- 0.9%
     1,980   Hyundai Motor Company (b) .........................        158,121
                                                                   ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 97.6% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             SPAIN -- 3.6%
    12,229   Repsol YPF SA (b) .................................   $    422,853
     7,692   Telefonica SA (b) .................................        221,820
                                                                   ------------
                                                                        644,673
                                                                   ------------
             SWEDEN -- 2.0%
    16,692   Nordea Bank AB (b) ................................        271,289
    41,999   Telefonaktiebolaget LM Ericsson - B Shares (b) ....         82,559
                                                                   ------------
                                                                        353,848
                                                                   ------------
             SWITZERLAND -- 5.5%
     3,141   Credit Suisse Group (b) ...........................        160,588
       397   Nestle SA (b) .....................................        199,250
     4,644   Novartis AG (b) ...................................        239,278
     1,135   Roche Holdings AG (b) .............................        214,789
       727   Swiss Re (b) ......................................         63,809
       317   Zurich Financial Services AG (b) ..................        100,330
                                                                   ------------
                                                                        978,044
                                                                   ------------
             UNITED KINGDOM -- 14.5%
     2,107   Anglo American PLC (b) ............................        126,437
     9,903   BAE Systems PLC (b) ...............................         95,681
     3,619   Berkeley Group (The) PLC (a) (b) ..................         80,349
    15,646   Cadbury Schweppes PLC (b) .........................        172,708
     1,552   Carnival PLC (b) ..................................         61,965
    14,201   GlaxoSmithKline PLC (b) ...........................        300,817
    24,654   J Sainsbury PLC (b) ...............................        168,293
    28,098   Kingfisher PLC (b) ................................         73,928
     3,529   Land Securities Group PLC (b) .....................        105,736
    16,591   Lloyds TSB Group PLC (b) ..........................        148,446
    26,436   Premier Foods PLC (b) .............................         59,168
    15,110   Prudential PLC (b) ................................        199,791
    16,457   Rolls-Royce Group PLC (b) .........................        132,009
 1,557,069   Rolls-Royce Group PLC - Class B ...................          3,095
     8,998   Royal Dutch Shell PLC - Class A (b) ...............        311,476
     4,852   Royal Dutch Shell PLC - Class B (b) ...............        163,780
     4,642   Smiths Group PLC (b) ..............................         86,840
     5,006   Whitbread PLC (b) .................................        116,348
    24,172   William Morrison Supermarkets PLC (b) .............        132,105
    69,066   Woolworths Group PLC (b) ..........................         15,121
                                                                   ------------
                                                                      2,554,093
                                                                   ------------

             TOTAL COMMON STOCKS -- 97.6% (Cost $13,443,508) ...   $ 17,227,705

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.4% .....        417,942
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 17,645,647
                                                                   ============

(a)   Non-income producing security.

(b) Fair value priced (Note 1). Fair valued securities totalled $17,134,818 at March 31, 2008, representing 97.1% of net assets.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
SUMMARY OF COMMON STOCKS BY
INDUSTRY CLASSIFICATION
MARCH 31, 2008
================================================================================
INDUSTRY                                                 VALUE   % OF NET ASSETS
--------------------------------------------------------------------------------
Commerical Banks...................................   $ 1,710,644      9.7%
Oil, Gas & Consumable Fuels........................     1,695,767      9.6%
Insurance..........................................     1,448,185      8.2%
Pharmaceuticals....................................     1,288,877      7.3%
Diversified Telecommunications Services............       971,658      5.5%
Food & Staples Retailing...........................       957,234      5.4%
Capital Markets....................................       709,333      4.0%
Chemicals..........................................       682,940      3.9%
Household Durables.................................       623,619      3.5%
Industrial Conglomerates...........................       615,554      3.5%
Food Products......................................       587,806      3.3%
Software...........................................       577,885      3.3%
Multi-Utilities....................................       546,354      3.1%
Communications Equipment...........................       448,947      2.5%
Real Estate Management & Development...............       417,257      2.4%
Electronic Equipment & Instruments.................       357,413      2.0%
IT Services........................................       348,944      2.0%
Multi-Line Retail..................................       306,911      1.7%
Electric Utilities.................................       298,298      1.7%
Specialty Retail...................................       279,213      1.6%
Road & Rail........................................       258,872      1.5%
Diversified Financial Services.....................       242,835      1.4%
Aerospace & Defense................................       230,785      1.3%
Hotels, Restaurants & Leisure......................       178,314      1.0%
Building Products..................................       169,307      1.0%
Automobiles........................................       158,120      0.9%
Media..............................................       149,738      0.8%
Office Electronics.................................       137,799      0.8%
Electrical Equipment...............................       128,490      0.7%
Semiconductors & Semiconductor Equipment...........       128,437      0.7%
Metals & Mining....................................       126,437      0.7%
Wireless Telecommunications Services...............       117,574      0.7%
Machinery..........................................       115,288      0.7%
Auto Components....................................       107,134      0.6%
Retail REITs.......................................       105,736      0.6%
                                                      -----------    ------
                                                      $17,227,705     97.6%
                                                      ===========    ======

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2008
===============================================================================================================================
                                                                                                     JAMESTOWN       JAMESTOWN
                                                     JAMESTOWN       JAMESTOWN       JAMESTOWN       TAX EXEMPT    INTERNATIONAL
                                                      BALANCED         EQUITY          SELECT         VIRGINIA        EQUITY
                                                        FUND            FUND            FUND            FUND           FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
     At acquisition cost ........................   $ 26,876,067    $ 25,796,908    $ 23,531,217    $ 28,230,549   $ 13,443,508
                                                    ============    ============    ============    ============   ============
     At value (Note 1) ..........................   $ 32,066,849    $ 32,397,847    $ 23,840,585    $ 28,766,465   $ 17,227,705
  Cash denominated in
     foreign currency(a) (Note 5) ...............             --              --              --              --         12,736
  Dividends and interest receivable.. ...........        146,287          32,370          28,927         358,259         63,280
  Receivable for investment securities sold .....        345,175         513,828              --              --        449,685
  Receivable for capital shares sold. ...........             --              --              --             550             --
  Net unrealized appreciation on
     forward foreign currency
     exchange contracts (Note 6) ................             --              --              --              --          5,288
  Receivable for securities litigation settlement             --              --              --              --        150,954
  Other assets ..................................            998           5,123           5,104           3,506          1,519
                                                    ------------    ------------    ------------    ------------   ------------
     TOTAL ASSETS ...............................     32,559,309      32,949,168      23,874,616      29,128,780     17,911,167
                                                    ------------    ------------    ------------    ------------   ------------
LIABILITIES
  Bank overdraft ................................             --              --              --              --        241,314
  Distributions payable .........................        166,457         155,647              --          11,841             --
  Payable for securities purchased ..............        288,736         440,838         318,882              --             --
  Payable for capital shares redeemed ...........         15,336          13,052              --           9,809             --
  Accrued investment advisory fees (Note 3) .....         17,781          17,940          14,914           7,629            660
  Accrued administration fees (Note 3) ..........          4,000           4,000           4,000           3,600          4,200
  Accrued compliance fees (Note 3) ..............            500             500             450             450            600
  Other accrued expenses ........................          8,816             666           1,803           2,074         18,746
                                                    ------------    ------------    ------------    ------------   ------------
     TOTAL LIABILITIES ..........................        501,626         632,643         340,049          35,403        265,520
                                                    ------------    ------------    ------------    ------------   ------------

NET ASSETS ......................................   $ 32,057,683    $ 32,316,525    $ 23,534,567    $ 29,093,377   $ 17,645,647
                                                    ============    ============    ============    ============   ============
Net assets consist of:
  Paid-in capital ...............................   $ 27,075,741    $ 25,909,111    $ 23,752,586    $ 28,542,014   $ 26,032,657
  Accumulated undistributed (overdistributed)
     net investment income ......................         (7,197)             --              --          15,379         14,563
  Accumulated net realized gains (losses)
     from security transactions .................       (201,643)       (193,525)       (527,387)             68    (12,195,522)
  Net unrealized appreciation on investments ....      5,190,782       6,600,939         309,368         535,916      3,784,197
  Net unrealized appreciation on translation of
     assets and liabilities in foreign currencies             --              --              --              --          9,752
                                                    ------------    ------------    ------------    ------------   ------------
Net assets ......................................   $ 32,057,683    $ 32,316,525    $ 23,534,567    $ 29,093,377   $ 17,645,647
                                                    ============    ============    ============    ============   ============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value) .................................      2,475,785       1,937,849       2,264,544       2,880,740      1,275,922
                                                    ============    ============    ============    ============   ============
Net asset value, offering price and redemption
  price per share(b) ............................   $      12.95    $      16.68    $      10.39    $      10.10   $      13.83
                                                    ============    ============    ============    ============   ============

(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $12,683.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2008
=======================================================================================================================
                                                                                            JAMESTOWN        JAMESTOWN
                                             JAMESTOWN       JAMESTOWN       JAMESTOWN      TAX EXEMPT     INTERNATIONAL
                                             BALANCED         EQUITY          SELECT         VIRGINIA         EQUITY
                                               FUND            FUND            FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ............................   $    368,050    $    492,833    $    290,142    $     22,797    $    622,473
  Foreign withholding taxes on dividends           (623)           (868)             --              --         (77,802)
  Interest .............................        650,519              --              --       1,175,519           8,603
                                           ------------    ------------    ------------    ------------    ------------
     TOTAL INVESTMENT INCOME ...........      1,017,946         491,965         290,142       1,198,316         553,274
                                           ------------    ------------    ------------    ------------    ------------
EXPENSES
  Investment advisory fees (Note 3).. ..        249,840         241,294         176,803         113,578         239,295
  Administration fees (Note 3) .........         54,626          52,884          48,000          41,915          50,435
  Custodian fees .......................         13,203          10,637           9,728           4,220          73,844
  Professional fees ....................         22,257          16,750          16,850          14,350          19,687
  Trustees' fees and expenses ..........         13,266          13,266          13,266          13,266          13,266
  Pricing costs ........................          7,388           2,128           2,145           6,241          25,634
  Compliance consulting fees (Note 3) ..          5,764           5,735           5,285           5,417           7,094
  Postage and supplies .................          5,065           6,131           5,051           4,330           4,611
  Registration fees ....................          2,435           3,874           6,444           1,352           4,139
  Printing of shareholder reports ......          2,995           4,600           2,112           1,934           2,518
  Insurance expense ....................          3,228           2,804           1,565           2,106           2,258
  Other expenses .......................          5,926           4,940           5,584           9,415           5,297
                                           ------------    ------------    ------------    ------------    ------------
     TOTAL EXPENSES ....................        385,993         365,043         292,833         218,124         448,078
  Fees waived by the Adviser (Note 3) ..             --              --            (839)        (22,202)       (103,492)
  Expenses reimbursed through a directed
     brokerage arrangement (Note 4).. ..        (22,000)        (14,000)             --              --              --
                                           ------------    ------------    ------------    ------------    ------------
     NET EXPENSES ......................        363,993         351,043         291,994         195,922         344,586
                                           ------------    ------------    ------------    ------------    ------------

NET INVESTMENT INCOME (LOSS) ...........        653,953         140,922          (1,852)      1,002,394         208,688
                                           ------------    ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCIES (NOTE 5)
  Net realized gains (losses) from:
     Security transactions .............      4,058,583       2,658,874        (523,394)         16,403       3,263,585
     Foreign currency transactions .....             --              --              --              --         (19,347)
  Net change in unrealized appreciation/
     depreciation on:
     Investments .......................     (3,044,538)     (2,097,106)       (478,663)         92,995      (4,079,730)
     Foreign currency translation ......             --              --              --              --           8,808
                                           ------------    ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCIES ...............      1,014,045         561,768      (1,002,057)        109,398        (826,684)
                                           ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS ..........   $  1,667,998    $    702,690    $ (1,003,909)   $  1,111,792    $   (617,996)
                                           ============    ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
============================================================================================================
                                                          JAMESTOWN                      JAMESTOWN
                                                        BALANCED FUND                   EQUITY FUND
                                                ------------------------------------------------------------
                                                    YEAR            YEAR            YEAR            YEAR
                                                   ENDED           ENDED           ENDED           ENDED
                                                  MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                    2008            2007            2008            2007
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .....................   $    653,953    $    924,950    $    140,922    $    205,568
  Net realized gains on security transactions      4,058,583       3,640,165       2,658,874       3,061,081
  Net change in unrealized appreciation/
     depreciation on investments ............     (3,044,538)     (1,428,467)     (2,097,106)       (687,674)
                                                ------------    ------------    ------------    ------------
Net increase in net assets from operations ..      1,667,998       3,136,648         702,690       2,578,975
                                                ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ................       (686,283)       (956,689)       (144,305)       (203,630)
  From net realized gains from
     security transactions ..................     (4,206,732)     (3,490,662)     (2,818,182)     (3,027,251)
  Return of capital .........................             --              --        (252,510)             --
                                                ------------    ------------    ------------    ------------
Decrease in net assets from
  distributions to shareholders .............     (4,893,015)     (4,447,351)     (3,214,997)     (3,230,881)
                                                ------------    ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .................        379,678         733,118       1,161,482       1,955,767
  Net asset value of shares issued
     in reinvestment of distributions
     to shareholders ........................      4,406,636       4,156,986       2,884,634       2,926,496
  Payments for shares redeemed ..............    (14,963,870)    (14,998,174)     (6,345,139)     (9,872,194)
                                                ------------    ------------    ------------    ------------
Net decrease in net assets from
   capital share transactions ...............    (10,177,556)    (10,108,070)     (2,299,023)     (4,989,931)
                                                ------------    ------------    ------------    ------------

TOTAL DECREASE IN NET ASSETS ................    (13,402,573)    (11,418,773)     (4,811,330)     (5,641,837)

NET ASSETS
  Beginning of year .........................     45,460,256      56,879,029      37,127,855      42,769,692
                                                ------------    ------------    ------------    ------------
  End of year ...............................   $ 32,057,683    $ 45,460,256    $ 32,316,525    $ 37,127,855
                                                ============    ============    ============    ============
ACCUMULATED UNDISTRIBUTED
  (OVERDISTRIBUTED) NET
  INVESTMENT INCOME .........................   $     (7,197)   $     14,151    $         --    $      3,383
                                                ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
  Sold ......................................         25,189          49,158          60,885         105,603
  Reinvested ................................        311,807         283,046         158,224         160,560
  Redeemed ..................................       (989,684)     (1,002,168)       (330,547)       (534,434)
                                                ------------    ------------    ------------    ------------
  Net decrease in shares outstanding ........       (652,688)       (669,964)       (111,438)       (268,271)
  Shares outstanding, beginning of year .....      3,128,473       3,798,437       2,049,287       2,317,558
                                                ------------    ------------    ------------    ------------
  Shares outstanding, end of year ...........      2,475,785       3,128,473       1,937,849       2,049,287
                                                ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=================================================================================================================
                                                               JAMESTOWN                JAMESTOWN TAX EXEMPT
                                                              SELECT FUND                   VIRGINIA FUND
                                                     ------------------------------------------------------------
                                                         YEAR           PERIOD           YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED
                                                       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                         2008          2007 (a)          2008            2007
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income (loss) ...................   $     (1,852)   $     18,607    $  1,002,394    $  1,100,898
  Net realized gains (losses) on
     security transactions .......................       (523,394)         47,884          16,403          20,776
  Net change in unrealized appreciation/
     depreciation on investments .................       (478,663)        788,031          92,995          13,207
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net
  assets from operations .........................     (1,003,909)        854,522       1,111,792       1,134,881
                                                     ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .....................             --         (18,607)     (1,005,973)     (1,070,348)
  From net realized gains from
     security transactions .......................        (48,775)         (3,121)        (17,179)        (36,397)
                                                     ------------    ------------    ------------    ------------
Decrease in net assets from
  distributions to shareholders ..................        (48,775)        (21,728)     (1,023,152)     (1,106,745)
                                                     ------------    ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................      6,625,526      18,357,722       3,083,061       2,492,050
  Net asset value of shares issued in reinvestment
     of distributions to shareholders ............         46,579          21,278         849,870         879,398
  Payments for shares redeemed ...................     (1,294,000)         (2,648)     (3,909,118)     (4,840,151)
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  from capital share transactions ................      5,378,105      18,376,352          23,813      (1,468,703)
                                                     ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..................................      4,325,421      19,209,146         112,453      (1,440,567)

NET ASSETS
  Beginning of period ............................     19,209,146              --      28,980,924      30,421,491
                                                     ------------    ------------    ------------    ------------
  End of period ..................................   $ 23,534,567    $ 19,209,146    $ 29,093,377    $ 28,980,924
                                                     ============    ============    ============    ============
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ..........................   $         --    $         --    $     15,379    $     13,101
                                                     ============    ============    ============    ============
CAPITAL SHARE ACTIVITY
  Sold ...........................................        585,751       1,787,340         305,634         247,500
  Reinvested .....................................          3,937           2,042          84,618          87,361
  Redeemed .......................................       (114,276)           (250)       (389,550)       (481,104)
                                                     ------------    ------------    ------------    ------------
  Net increase (decrease) in shares outstanding ..        475,412       1,789,132             702        (146,243)
  Shares outstanding, beginning of period. .......      1,789,132              --       2,880,038       3,026,281
                                                     ------------    ------------    ------------    ------------
  Shares outstanding, end of period ..............      2,264,544       1,789,132       2,880,740       2,880,038
                                                     ============    ============    ============    ============

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================
                                                                     JAMESTOWN
                                                              INTERNATIONAL EQUITY FUND
                                                            ----------------------------
                                                                YEAR            YEAR
                                                               ENDED           ENDED
                                                              MARCH 31,       MARCH 31,
                                                                2008            2007
----------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .................................   $    208,688    $    121,475
  Net realized gains (losses) from:
     Security transactions ..............................      3,263,585         916,382
     Foreign currency transactions ......................        (19,347)          1,717
  Net change in unrealized appreciation/depreciation on:
     Investments ........................................     (4,079,730)      2,074,541
     Foreign currency translation .......................          8,808             897
                                                            ------------    ------------
Net increase (decrease) in net assets from operations ...       (617,996)      3,115,012
                                                            ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ............................       (174,778)       (138,528)
  In excess of net investment income ....................             --          (6,400)
                                                            ------------    ------------
Decrease in net assets from distributions to shareholders       (174,778)       (144,928)
                                                            ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .............................      1,084,764       3,834,061
  Net asset value of shares issued in reinvestment
     of distributions to shareholders ...................        170,675         138,102
  Proceeds from redemption fees collected ...............             --             290
  Payments for shares redeemed ..........................     (8,806,832)     (2,552,645)
                                                            ------------    ------------
Net increase (decrease) in net assets from
  capital share transactions ............................     (7,551,393)      1,419,808
                                                            ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .................     (8,344,167)      4,389,892

NET ASSETS
  Beginning of year .....................................     25,989,814      21,599,922
                                                            ------------    ------------
  End of year ...........................................   $ 17,645,647    $ 25,989,814
                                                            ============    ============
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME .................................   $     14,563    $         --
                                                            ============    ============
CAPITAL SHARE ACTIVITY
  Sold ..................................................         74,629         284,512
  Reinvested ............................................         11,344          10,317
  Redeemed ..............................................       (609,773)       (188,193)
                                                            ------------    ------------
  Net increase (decrease) in shares outstanding .........       (523,800)        106,636
  Shares outstanding, beginning of year .................      1,799,722       1,693,086
                                                            ------------    ------------
  Shares outstanding, end of year .......................      1,275,922       1,799,722
                                                            ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                                                         YEARS ENDED MARCH 31,
                                                  ------------------------------------------------------------------
                                                     2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. .........   $    14.53    $    14.97    $    14.92    $    15.40    $    13.76
                                                  ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income .......................         0.26          0.27          0.26          0.29          0.27
  Net realized and unrealized gains
     on investments ...........................         0.27          0.69          1.06          0.14          2.48
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations ..............         0.53          0.96          1.32          0.43          2.75
                                                  ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ........        (0.28)        (0.29)        (0.27)        (0.30)        (0.29)
  Distributions from net realized gains .......        (1.83)        (1.11)        (1.00)        (0.61)        (0.82)
                                                  ----------    ----------    ----------    ----------    ----------
Total distributions ...........................        (2.11)        (1.40)        (1.27)        (0.91)        (1.11)
                                                  ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ................   $    12.95    $    14.53    $    14.97    $    14.92    $    15.40
                                                  ==========    ==========    ==========    ==========    ==========

Total return (a) ..............................        2.97%         6.57%         9.14%         2.83%        20.29%
                                                  ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .............   $   32,058    $   45,460    $   56,879    $   62,235    $   63,838
                                                  ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to average net assets .        1.01%         0.94%         0.93%         0.92%         0.91%

Ratio of net expenses to average net assets (b)        0.95%         0.89%         0.89%         0.88%         0.88%

Ratio of net investment income to
  average net assets ..........................        1.71%         1.80%         1.72%         1.87%         1.77%

Portfolio turnover rate .......................          30%           40%           49%           29%           36%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                                                         YEARS ENDED MARCH 31,
                                                  ------------------------------------------------------------------
                                                     2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. .........   $    18.12    $    18.45    $    17.69    $    18.28    $    14.47
                                                  ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income .......................         0.08          0.10          0.07          0.12          0.05
  Net realized and unrealized gains
     on investments ...........................         0.20          1.15          2.11          0.65          4.30
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations ..............         0.28          1.25          2.18          0.77          4.35
                                                  ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ........        (0.08)        (0.10)        (0.07)        (0.12)        (0.05)
  Distributions from net realized gains .......        (1.50)        (1.48)        (1.35)        (1.24)        (0.49)
  Return of capital ...........................        (0.14)           --            --            --            --
                                                  ----------    ----------    ----------    ----------    ----------
Total distributions ...........................        (1.72)        (1.58)        (1.42)        (1.36)        (0.54)
                                                  ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ................   $    16.68    $    18.12    $    18.45    $    17.69    $    18.28
                                                  ==========    ==========    ==========    ==========    ==========

Total return(a) ...............................        0.94%         6.92%        12.69%         4.34%        30.10%
                                                  ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .............   $   32,317    $   37,128    $   42,770    $   42,253    $   50,187
                                                  ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to average net assets .        0.99%         0.97%         0.97%         0.95%         0.94%

Ratio of net expenses to average net assets(b)         0.95%         0.91%         0.92%         0.90%         0.88%

Ratio of net investment income
   to average net assets ......................        0.38%         0.52%         0.36%         0.63%         0.27%

Portfolio turnover rate .......................          46%           53%           60%           34%           52%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
FINANCIAL HIGHLIGHTS
=======================================================================================
      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=======================================================================================
                                                                  YEAR         PERIOD
                                                                 ENDED         ENDED
                                                                MARCH 31,     MARCH 31,
                                                                  2008        2007 (a)
---------------------------------------------------------------------------------------
Net asset value at beginning of period .....................   $    10.74    $    10.00
                                                               ----------    ----------
Income (loss) from investment operations:
   Net investment income (loss) ............................        (0.00)(c)      0.01
   Net realized and unrealized gains (losses) on investments        (0.33)         0.75
                                                               ----------    ----------
Total from investment operations ...........................        (0.33)         0.76
                                                               ----------    ----------
Less distributions:
   Dividends from net investment income ....................           --         (0.02)
   Dividends from net realized gains .......................        (0.02)           --
                                                               ----------    ----------
Total distributions ........................................        (0.02)        (0.02)
                                                               ----------    ----------

Net asset value at end of period ...........................   $    10.39    $    10.74
                                                               ==========    ==========

Total return(b) ............................................       (3.07%)        7.55%(e)
                                                               ==========    ==========

Net assets at end of period (000's) ........................   $   23,535    $   19,209
                                                               ==========    ==========

Ratio of gross expenses to average net assets ..............        1.24%         1.47%(d)

Ratio of net expenses to average net assets ................        1.24%         1.25%(d)

Ratio of net investment income (loss) to average net assets        (0.01%)        0.31%(d)

Portfolio turnover rate ....................................          88%           46%(e)

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Represents less than a penny per share.

(d)   Annualized.

(e)   Not annualized.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                                                         YEARS ENDED MARCH 31,
                                                  ------------------------------------------------------------------
                                                     2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. .........   $    10.06    $    10.05    $    10.22    $    10.57    $    10.56
                                                  ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .......................         0.36          0.37          0.36          0.37          0.37
  Net realized and unrealized gains
     (losses) on investments ..................         0.05          0.01         (0.17)        (0.35)         0.00(a)
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations ..............         0.41          0.38          0.19          0.02          0.37
                                                  ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ........        (0.36)        (0.36)        (0.36)        (0.37)        (0.36)
  Distributions from net realized gains .......        (0.01)        (0.01)           --            --            --
                                                  ----------    ----------    ----------    ----------    ----------
Total distributions ...........................        (0.37)        (0.37)        (0.36)        (0.37)        (0.36)
                                                  ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ................   $    10.10    $    10.06    $    10.05    $    10.22    $    10.57
                                                  ==========    ==========    ==========    ==========    ==========

Total return(b) ...............................        4.09%         3.85%         1.83%         0.19%         3.61%
                                                  ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .............   $   29,093    $   28,981    $   30,421    $   31,559    $   33,602
                                                  ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to average net assets .        0.77%         0.75%         0.73%         0.72%         0.74%

Ratio of net expenses to average net assets ...        0.69%         0.69%         0.69%         0.69%         0.69%

Ratio of net investment income to
  average net assets ..........................        3.54%         3.66%         3.50%         3.60%         3.46%

Portfolio turnover rate .......................          13%           10%           22%           15%           43%

(a)   Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                                                         YEARS ENDED MARCH 31,
                                                  ------------------------------------------------------------------
                                                     2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. .........   $    14.44    $    12.76    $    10.33    $     9.42    $     6.31
                                                  ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .......................         0.12          0.07          0.10          0.08          0.05
  Net realized and unrealized
     gains (losses) on investments
     and foreign currencies ...................        (0.63)         1.69          2.43          0.91          3.12
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations ..............        (0.51)         1.76          2.53          0.99          3.17
                                                  ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ........        (0.10)        (0.08)        (0.10)        (0.08)        (0.05)
  Distributions from net realized gains .......           --            --            --            --         (0.01)
                                                  ----------    ----------    ----------    ----------    ----------
Total distributions ...........................        (0.10)        (0.08)        (0.10)        (0.08)        (0.06)
                                                  ----------    ----------    ----------    ----------    ----------

Proceeds from redemption fees collected .......           --          0.00(a)       0.00(a)         --          0.00(a)
                                                  ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ................   $    13.83    $    14.44    $    12.76    $    10.33    $     9.42
                                                  ==========    ==========    ==========    ==========    ==========

Total return(b) ...............................       (3.56%)       13.86%        24.54%        10.51%        50.22%
                                                  ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .............   $   17,646    $   25,990    $   21,600    $   20,266    $   21,158
                                                  ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to average net assets .        1.88%         1.75%         1.87%         1.92%         1.77%

Ratio of net expenses to average net assets ...        1.44%         1.44%         1.44%         1.43%         1.38%

Ratio of net investment income
  to average net assets .......................        0.87%         0.52%         0.89%         0.78%         0.57%

Portfolio turnover rate .......................          11%           13%           13%          111%           78%

(a)   Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a "Fund", and, collectively, the "Funds") are each a no-load series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Select Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of The Jamestown International Equity Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate The Jamestown International Equity Fund's net asset value per share

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2008 and March 31, 2007, proceeds from redemption fees totaled $0 and $290, respectively.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The tax character of distributions paid during the periods ended March 31, 2008 and March 31, 2007 was as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                 EXEMPT-
                                    PERIODS       ORDINARY      LONG-TERM       INTEREST       RETURN OF      TOTAL
                                     ENDED         INCOME     CAPITAL GAINS     DIVIDENDS       CAPITAL   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund             3/31/08     $ 1,028,786    $ 3,864,229    $        --     $      --    $ 4,893,015
                                    3/31/07     $ 1,479,338    $ 2,968,013    $        --     $      --    $ 4,447,351
-----------------------------------------------------------------------------------------------------------------------
Jamestown Equity Fund               3/31/08     $   328,829    $ 2,633,658    $        --     $ 252,510    $ 3,214,997
                                    3/31/07     $   639,252    $ 2,591,629    $        --     $      --    $ 3,230,881
-----------------------------------------------------------------------------------------------------------------------
Jamestown Select Fund               3/31/08     $    48,775    $        --    $        --     $      --    $    48,775
                                    3/31/07     $    21,728    $        --    $        --     $      --    $    21,728
-----------------------------------------------------------------------------------------------------------------------
Jametown Tax Exempt Virginia Fund   3/31/08     $        --    $    17,179    $ 1,005,973     $      --    $ 1,023,152
                                    3/31/07     $        --    $    36,397    $ 1,070,348     $      --    $ 1,106,745
-----------------------------------------------------------------------------------------------------------------------
Jamestown International Equity Fund 3/31/08     $   174,778    $        --    $        --     $      --    $   174,778
                                    3/31/07     $   144,928    $        --    $        --     $      --    $   144,928
-----------------------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2008 was as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                           JAMESTOWN       JAMESTOWN
                                           JAMESTOWN       JAMESTOWN       JAMESTOWN       TAX EXEMPT     INTERNATIONAL
                                            BALANCED         EQUITY          SELECT         VIRGINIA         EQUITY
                                              FUND            FUND            FUND            FUND            FUND
----------------------------------------------------------------------------------------------------------------------
Cost of portfolio investments             $ 26,918,450    $ 25,834,786    $ 23,531,376    $ 28,215,170    $ 13,456,166
                                          ============    ============    ============    ============    ============
Gross unrealized appreciation             $  5,647,965    $  7,307,189    $  1,448,596    $    593,224    $  4,562,385
Gross unrealized depreciation                 (499,566)       (744,128)     (1,139,387)        (41,929)       (790,846)
                                          ------------    ------------    ------------    ------------    ------------
Net unrealized appreciation
  on investments                             5,148,399       6,563,061         309,209         551,295       3,771,539
                                          ------------    ------------    ------------    ------------    ------------
Net unrealized appreciation on
  translation of assets and liabilities
  in foreign currencies                             --              --              --              --           4,430
Accumulated undistributed
  ordinary income                                   --              --              --          11,841          19,885
Accumulated undistributed
  long-term gains                                   --              --              --              68              --
Capital loss carryforwards                          --              --        (229,908)             --     (12,182,864)
Post-October losses                                 --              --        (297,320)             --              --
Other temporary differences                   (166,457)       (155,647)             --         (11,841)             --
                                          ------------    ------------    ------------    ------------    ------------
Total distributable earnings
  (accumulated deficit)                   $  4,981,942    $  6,407,414    $   (218,019)   $    551,363    $ (8,387,010)
                                          ============    ============    ============    ============    ============
----------------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2008, The Jamestown International Equity Fund utilized capital loss carryforwards of $3,253,955 to offset current year realized gains.

As of March 31, 2008, The Jamestown Select Fund and The Jamestown International Equity Fund had the following capital loss carryforwards for federal income tax purposes:
--------------------------------------------------------------------------------
                                                            EXPIRES
                                              AMOUNT       MARCH 31,
--------------------------------------------------------------------------------
Jamestown Select Fund                      $    229,908      2016
                                           ============
Jamestown International Equity Fund        $ 11,562,523      2011
                                                620,341      2012
                                           ------------
                                           $ 12,182,864
                                           ============
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

In addition, The Jamestown Select Fund had net realized losses of $297,320 during the period November 1, 2007 through March 31, 2008, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2009. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended March 31, 2008, The Jamestown Balanced Fund reclassified $10,982 of overdistributed net investment income against accumulated net realized loss and The Jamestown Tax Exempt Virginia Fund reclassified $5,857 of undistributed net investment income against accumulated net realized gains on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net asset value per share.

For the year ended March 31, 2008, The Jamestown International Equity Fund reclassified $19,347 of net realized losses from security transactions against undistributed net investment income on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of forward foreign currency exchange contracts. Such reclassification has no effect on the Fund's net assets or net asset value per share.

During the year ended March 31, 2008, The Jamestown Equity Fund reclassified return of capital distributions of $252,510 against paid-in capital on the Statement of Assets and Liabilities. Additionally, during the year ended March 31, 2008, The Jamestown Select Fund reclassified $1,852 on net investment loss and $19 of distributions in excess of realized gains against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Each Fund adopted the provisions of FIN 48 on September 30, 2007. Management analyzed the Funds' tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2005 through March 31, 2008) for purposes of implementing FIN?48 and has concluded that no provisions for income tax is required in the financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

2.    INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2008:

-------------------------------------------------------------------------------------------------------------
                                                                                   JAMESTOWN      JAMESTOWN
                                      JAMESTOWN      JAMESTOWN      JAMESTOWN      TAX EXEMPT    INTERNATIONAL
                                       BALANCED        EQUITY         SELECT        VIRGINIA        EQUITY
                                         FUND           FUND           FUND           FUND           FUND
-------------------------------------------------------------------------------------------------------------
Purchase of investment securities    $ 11,233,078   $ 16,718,800   $ 24,762,765   $  3,717,447   $  2,510,550
                                     ============   ============   ============   ============   ============
Proceeds from sales and maturities
  of investment securities .......   $ 24,747,095   $ 23,498,621   $ 19,994,519   $  3,695,880   $  9,459,126
                                     ============   ============   ============   ============   ============
-------------------------------------------------------------------------------------------------------------

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
Each Fund's investments are managed by Lowe, Brockenbrough & Company, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% of its average daily net assets up to $250 million, .60% of the next $250 million of such net assets and .55% of such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% of its average daily net assets up to $500 million and .55% of such net assets in excess of $500 million. The Jamestown Select Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such net assets and .30% of such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% of its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

For the year ended March 31, 2008, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund to 1.25%, .69% and 1.44%, respectively, of average daily net assets. Accordingly, the Adviser voluntarily waived $839, $22,202 and $103,492, respectively, of such Funds' investment advisory fees during the year ended March 31, 2008.

The Adviser retains Oechsle International Advisors, LLC ("Oechsle") to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million. The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund are subject to a minimum monthly fee of $4,000, $4,000, $4,000, $3,500 and $4,000, respectively.
In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $22,200 plus an asset-based fee equal to 0.01% per annum on total net assets in excess of $100 million.

4.    BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund's operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $22,000 and $14,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2008.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

5.    FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.    The  market  values  of  investment   securities   and  other  assets  and
      liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

As of March 31, 2008, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

---------------------------------------------------------------------------------------------------------
                                                                                           NET UNREALIZED
                                                                 INITIAL        MARKET     APPRECIACTION/
SETTLEMENT                                     TO RECEIVE         VALUE          VALUE      DEPRECIATION
---------------------------------------------------------------------------------------------------------
Contracts To Sell
  4/1/2008................................      15,661 CHF     $    15,740    $    15,835    $      (95)
  4/2/2008................................      15,470 CHF          15,504         15,641          (137)
  4/1/2008................................      16,545 DKK           3,502          3,515           (13)
  4/2/2008................................      16,379 DKK           3,461          3,480           (19)
  4/1/2008................................      62,582 EUR          98,816         99,164          (348)
  4/1/2008................................      23,741 EUR          37,422         37,618          (196)
  4/2/2008................................      62,296 EUR          98,196         98,711          (515)
  4/1/2008................................      18,438 GBP          36,978         36,646           332
  4/2/2008................................      18,306 GBP          36,459         36,383            76
  6/27/2008...............................     591,816 GBP       1,174,281      1,167,871         6,410
  4/1/2008................................   3,840,667 JPY          38,472         38,586          (114)
  4/3/2008................................   3,793,601 JPY          38,127         38,121             6
  4/1/2008................................      16,024 NOK           3,149          3,153            (4)
  4/2/2008................................      16,143 NOK           3,158          3,176           (18)
  4/1/2008................................       2,455 PLN           1,099          1,106            (7)
  4/2/2008................................       2,402 PLN           1,075          1,083            (8)
  4/1/2008................................      33,920 SEK           5,694          5,720           (26)
  4/2/2008................................      33,973 SEK           5,695          5,729           (34)
  4/1/2008................................         487 SGD             352            353            (1)
  4/3/2008................................         573 SGD             415            416            (1)
                                                               -----------    -----------    ----------
Total Sell Contracts......................                     $ 1,617,595    $ 1,612,307    $    5,288
                                                               ===========    ===========    ==========
---------------------------------------------------------------------------------------------------------

CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound Sterling
JPY - Japanese Yen
NOK - Norway Krona
PLN - Poland Zloty
SEK - Swedish Krona
SGD  - Singapore Dollar

7.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

8.    NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE JAMESTOWN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

The Board of Trustees and Shareholders of
Jamestown Balanced Fund,
Jamestown Equity Fund,
Jamestown Tax Exempt Virginia Fund,
Jamestown International Equity Fund,
and Jamestown Select Fund of the Williamsburg Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Jamestown Balanced Fund, Jamestown Equity Fund, Jamestown Tax Exempt Virginia Fund, Jamestown International Equity Fund, and Jamestown Select Fund (the "Funds") (each a series of the Williamsburg Investment Trust), as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jamestown Balanced Fund, Jamestown Equity Fund, Jamestown Tax Exempt Virginia Fund, Jamestown International Equity Fund, and Jamestown Select Fund at March 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
May 16, 2008

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                                    POSITION HELD                 LENGTH OF
TRUSTEE                           ADDRESS                              AGE          WITH THE TRUST                TIME SERVED
---------------------------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.        931 Broad Street Road                71           Chairman and                  Since
                                  Manakin-Sabot, VA                                 Trustee                       June 1991
---------------------------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III        1802 Bayberry Court, Suite 400       71           Trustee and                   Since
                                  Richmond, VA                                      Vice President                September 1988
---------------------------------------------------------------------------------------------------------------------------------
* John T. Bruce                   800 Main Street                      54           Trustee                       Since
                                  Lynchburg, VA                                                                   September 1988
---------------------------------------------------------------------------------------------------------------------------------
  Robert S. Harris                100 Darden Boulevard                 58           Trustee                       Since
                                  Charlottsville, VA                                                              January 2007
---------------------------------------------------------------------------------------------------------------------------------
  J. Finley Lee, Jr.              4488 Pond Apple Drive North          68           Trustee                       Since
                                  Naples, FL                                                                      September 1988
---------------------------------------------------------------------------------------------------------------------------------
  Richard L. Morrill              University of Richmond               68           Trustee                       Since
                                  Richmond, VA                                                                    March 1993
---------------------------------------------------------------------------------------------------------------------------------
  Harris V. Morrissette           100 Jacintopport Boulevard           48           Trustee                       Since
                                  Saraland, AL                                                                    March 1993
---------------------------------------------------------------------------------------------------------------------------------
  Erwin H. Will, Jr.              47 Willway Avenue                    75           Trustee                       Since
                                  Richmond, VA                                                                    July 1997
---------------------------------------------------------------------------------------------------------------------------------
  Samuel B. Witt III              302 Clovelly Road                    72           Trustee                       Since
                                  Richmond, VA                                                                    November 1988
---------------------------------------------------------------------------------------------------------------------------------
  Charles M. Caravati III         1802 Bayberry Court, Suite 400       43           President, Jamestown          Since
                                  Richmond, VA                                      Balanced Fund, Equity         January 1996
                                                                                    Fund and International
                                                                                    Equity Fund; Vice President,
                                                                                    Jamestown Select Fund
---------------------------------------------------------------------------------------------------------------------------------
  Joseph A. Jennings, III         1802 Bayberry Court, Suite 400       45           President, Jamestown          Since
                                  Richmond, VA                                      Tax Exempt Virginia Fund      July 2005
---------------------------------------------------------------------------------------------------------------------------------
  Lawrence B. Whitlock, Jr.       1802 Bayberry Court, Suite 400       60           President, Jamestown Select   Since
                                  Richmond, VA                                      Fund; Vice President,         February 2002
                                                                                    Jamestown Balanced Fund
                                                                                    and Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
  Austin Brockenbrough IV         1802 Bayberry Court, Suite 400       38           Vice President, Jamestown     Since
                                  Richmond, VA                                      Select Fund                   August 2006
---------------------------------------------------------------------------------------------------------------------------------
  Peter L. Gibbes                 1802 Bayberry Court, Suite 400       50           Vice President, Jamestown     Since
                                  Richmond, VA                                      Select Fund                   August 2006
---------------------------------------------------------------------------------------------------------------------------------
  Connie R. Taylor                1802 Bayberry Court, Suite 400       58           Vice President, Jamestown     Since
                                  Richmond, VA                                      Balanced Fund and             March 1993
                                                                                    Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey                225 Pictoria Drive, Suite 450        51           Vice President                Since
                                  Cincinnati, OH                                                                  November 2000
---------------------------------------------------------------------------------------------------------------------------------
  Mark J. Seger                   225 Pictoria Drive, Suite 450        46           Treasurer                     Since
                                  Cincinnati, OH                                                                  November 2000
---------------------------------------------------------------------------------------------------------------------------------
  John F. Splain                  225 Pictoria Drive, Suite 450        51           Secretary                     Since
                                  Cincinnati, OH                                                                  November 2000
---------------------------------------------------------------------------------------------------------------------------------
  Tina H. Bloom                   225 Pictoria Drive, Suite 450        39           Chief Compliance Officer      Since
                                  Cincinnati, OH                                                                  August 2006
---------------------------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough are Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemicals manufacturer).

Harris V. Morrissette is Chief Executive Officer of China Doll Rice Company. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirment System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Joseph  A.  Jennings,  III is Vice  President  and a  Portfolio  Manager  of the
Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Austin Brockenbrough IV is a Manager Director of the Adviser.

Peter L. Gibbes is the Manager of Quantitative Analysis of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about member of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2008. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Equity Fund and The Jamestown International Equity Fund intend to designate up to a maximum amount of $686,283, $144,305, $48,775 and $174,778, respectively, as taxed at a maximum rate of 15%. The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund designate $4,040,275, $2,662,535 and $17,179, respectively, as long-term gain distributions. For the fiscal year ended March 31, 2008, 51%, 100% and 100% of the dividends paid from ordinary income by The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Select Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2007 through March 31, 2008).

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of The Jamestown International Equity Fund held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================
                                          Beginning       Ending
                                        Account Value  Account Value  Expenses
                                          October 1,     March 31,   Paid During
                                             2007          2008        Period *
--------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return              $  1,000.00   $    946.80     $  4.77
Based on Hypothetical 5% Return
    (before expenses)                    $  1,000.00   $  1,020.10     $  4.95
--------------------------------------------------------------------------------
THE JAMESTOWN EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return              $  1,000.00   $    900.70     $  4.61
Based on Hypothetical 5% Return
    (before expenses)                    $  1,000.00   $  1,020.15     $  4.90
--------------------------------------------------------------------------------
THE JAMESTOWN SELECT FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return              $  1,000.00   $    894.40     $  5.83
Based on Hypothetical 5% Return
    (before expenses)                    $  1,000.00   $  1,018.85     $  6.21
--------------------------------------------------------------------------------
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return              $  1,000.00   $  1,023.40     $  3.49
Based on Hypothetical 5% Return
    (before expenses)                    $  1,000.00   $  1,021.55     $  3.49
--------------------------------------------------------------------------------
THE JAMESTOWN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return              $  1,000.00   $    918.00     $  6.95
Based on Hypothetical 5% Return
    (before expenses)                    $  1,000.00   $  1,017.75     $  7.31
--------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

            The Jamestown Balanced Fund                   0.98%
            The Jamestown Equity Fund                     0.97%
            The Jamestown Select Fund                     1.23%
            The Jamestown Tax Exempt Virginia Fund        0.69%
            The Jamestown International Equity Fund       1.44%

THE JAMESTOWN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

At an in-person meeting held on February 12, 2008, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, as well as the Sub-Advisory Agreement with Oechsle on behalf of The Jamestown International Equity Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and Oechsle and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and Oechsle, the qualifications of their key investment and compliance personnel, and the Adviser's financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser and Oechsle, such as the benefits of

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)
================================================================================

research made available to the Adviser and Oechsle by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the 2007 performance of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax-Exempt Virginia Fund, which exceeded the returns of their respective benchmarks, as well as the longer term performance of such Funds, they believe that the Adviser has provided quality portfolio managment services to the Funds; (ii) in spite of the disappointing performance of The Jamestown International Equity Fund in 2007 and prior periods, they believe that it is in the best interests of shareholders to continue the portfolio management services for Oechsle pending a definitive recommendation from the Adviser as to its plans for that Fund; (iii) the investment advisory fees of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax-Exempt Virginia Fund are competitive and each Fund's operating expense ratio is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; and (iv) the Adviser's voluntary commitment to cap overall operating expenses by waiving a portion of its advisory fees has enabled The Jamestown International Equity Fund to increase returns for shareholders of the Fund and maintain an overall expense ratio that is competitive with the average of similarly managed funds, despite the small size of the Fund. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement (and, with respect to the The Jamestown International Equity Fund, the Sub-Advisory Agreement) without modification to its terms, including the fees charged for services thereunder.

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


                       THIS PAGE INTENTIONALLY LEFT BLANK.

================================================================================

                     THE JAMESTOWN FUNDS

                     INVESTMENT ADVISER
                     Lowe, Brockenbrough & Company, Inc.
                     1802 Bayberry Court
                     Suite 400
                     Richmond, Virginia 23226
                     www.jamestownfunds.com

                     ADMINISTRATOR
                     Ultimus Fund Solutions, LLC
                     P.O. Box 46707
                     Cincinnati, Ohio 45246-0707
                     (Toll-Free) 1-866-738-1126

                     INDEPENDENT REGISTERED PUBLIC
                     ACCOUNTING FIRM
                     Ernst & Young LLP
                     1900 Scripps Center
                     312 Walnut Street
                     Cincinnati, Ohio 45202

                     LEGAL COUNSEL
                     Sullivan & Worcester LLP
                     One Post Office Square
                     Boston, Massachusetts 02109

                     BOARD OF TRUSTEES
                     Austin Brockenbrough, III
                     John T. Bruce
                     Charles M. Caravati, Jr.
                     Robert S. Harris
                     J. Finley Lee, Jr.
                     Richard L. Morrill
                     Harris V. Morrissette
                     Erwin H. Will, Jr.
                     Samuel B. Witt, III

================================================================================

================================================================================

                                       THE
                                GOVERNMENT STREET
                                      FUNDS


                              No-Load Mutual Funds


                                  Annual Report
                                 March 31, 2008


================================================================================


                         T. Leavell & Associates, Inc.
                         -----------------------------
                               INVESTMENT ADVISER
                         -----------------------------
                                  Founded 1979


================================================================================


                        The Government Street Equity Fund
                       The Government Street Mid-Cap Fund
                         The Alabama Tax Free Bond Fund


================================================================================

LETTER FROM THE PRESIDENT                                           MAY 27, 2008
================================================================================
Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Report of The Government Street Funds for the year ended March 31, 2008.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------

      The Government Street Equity Fund had a negative return of -3.51% for the fiscal year ended March 31, 2008. By comparison, the S&P 500 Index and the Morningstar Large Blend Equity category were down -5.08% and -5.27%, respectively. While the good relative performance is welcomed in the short run, we are never satisfied with less than positive absolute returns.

      The stock market, as proxied by the S&P 500 Index, took a real downward turn beginning in October, 2007. During this six month period, the last half of the fiscal year, the S&P 500 was down -12.46%. This result was primarily attributable to the total disarray in credit markets caused by growing defaults in mortgage securities, structured investments and auction rate securities. Additionally, continued increases in the cost of oil and consequently gas pump prices began to negatively impact the largest part of our economy, as represented by the consumer.

      As the fiscal year drew to a close, all the maladies previously listed seemed to reach a climatic level. Throw in a highly competitive and controversial Presidential primary, the contentious Iraq war, Presidential and Congressional public confidence levels at historic lows, new records for our national debt and continuing hedge fund abuses, all one could do is wonder if the oft predicted recession/slowdown is upon us.

      When viewed in the context of the economic scenario stated, the returns of The Government Street Equity Fund and the stock market in general were not too bad. Hopefully, the remainder of calendar 2008 will yield a positive framework for equities, which has usually been the case during the period leading up to a Presidential election.

The 10 largest holdings in the Fund at March 31, 2008 are:

iShares MSCI EAFE Index Fund                 5.5%
Bank of America Corporation                  3.5%
Procter and Gamble Company (The)             2.9%
U.S. Bancorp                                 2.7%
Vanguard FTSE  All-World Ex-US Index ETF     2.7%
Hewlett-Packard Company                      2.5%
Philip Morris International, Inc.            2.5%
Chevron Corporation                          2.4%
Emerson Electric Company                     2.3%
Caterpillar, Inc.                            2.3%

      As might be expected, the performance of securities within the portfolio's energy sector were superior during the fiscal year with positive returns of 29.24% and 25.67% for the growth and value groups, respectively. The Fund's energy holdings consisted of British Petroleum, Exxon-Mobil, TransOcean, Inc., XTO Energy, Apache Corp., Chevron, ConocoPhillips, Spectra Energy and Valero Energy.

      Equally expected, the portfolio's securities in the Financial sector turned in the worst performance for the fiscal year. The portfolio's growth and value Financial securities were down -20.01% and -13.31%, respectively. The Fund's financial holdings consisted of American Express, Bank of America Corp., Aegon (ARS), AFLAC, Inc., Goldman Sachs Group, Charles Schwab and U.S. Bancorp.

      Note: The investment performances listed for economic sectors in the two preceding paragraphs are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are for gross investment returns of the total economic sectors. Total investment returns are for the fiscal year April 1, 2007 through March 31, 2008.

      As 2008 unfolds, we anticipate continued slowing of the overall economy as the aforementioned maladies play out. We do not see many of the dislocations being temporary, but rather indicative of a restructuring of the importance of certain areas of our economy. It is believed that the new supply-demand scenario for energy will extend far into the future. Shifts may well occur within the category, but rapid development internationally will keep the pressures on demand. We find this upward pressure to be expected throughout the commodity related economic sectors. Again, international development is the primary determinant of the emphasis.

      The Consumer and Financials sectors should continue to be under pressure. Finance will be adversely affected by the continued attempt to correct the abusive and greedy excesses that permeate the banking, investment banking and brokerage industries. The consumer will be continually confronted with decisions on consumption of discretionary goods and services versus the needs for economical transportation and basic necessities.

      The Government Street Equity Fund continues to maintain wide diversification across all economic sectors. We continue to make individual security selections that we believe are positioned to perform well for investors. Even in difficult times, there are companies within each economic sector that turn in superior results.

      Additionally, we are increasingly convinced that a good equity portfolio will contain both direct and indirect international exposure. Direct investment is self explanatory and demonstrated through holdings in international exchange traded funds and American Depositary Receipts of individual stocks. Indirect investment is through domestic companies such as Caterpillar, General Electric, etc. which have substantial international exposure. As stated in a previous annual letter, we anticipate reaching approximately 20% participation in international investments with ongoing investments.

      In summary, we believe your Fund is positioned for the future with a widely diversified portfolio of high quality investments. We believe that better relative performance of the past year is indicative of the benefits of this diversification. It is our belief that a portfolio that is managed with less risk will yield higher compounded returns both absolutely and relatively.

      As of March 31, 2008, the Fund's net assets were $67,266,882; net t 6 0 asset value per share was $44.76; and the ratio of expenses to net average assets was 0.84%. Portfolio turnover rate was 12%. Income dividends of $.57 per share were distributed during the year.

THE GOVERNMENT STREET MID-CAP FUND
----------------------------------

      The Government Street Mid-Cap Fund completed its fourth full fiscal year on March 31, 2008. The Fund produced a one year total return of -3.99%, compared to the benchmark S&P MidCap 400 Index return of -6.97%. Of the ten sectors in the S&P MidCap 400, only three had positive performance over the past year - Energy, Materials and Industrials. The poorest performing sectors were Telecom, Consumer Discretionary and Financials. The Government Street Mid-Cap Fund benefited from slight underweightings in Consumer Discretionary and Financials. Some of the strongest stocks in the Fund over the past year were Cree, Inc. (+69%), FMC Technologies (+68%), Gamestop Corp. (+61%) and Jacobs Engineering Group (+59%). The outperformance of the Fund over the past year is attributable to timely stock selection, as well as beneficial sector exposure compared to the S&P MidCap 400.

      The longer term performance was also good as the Fund has produced a three-year annualized return of 6.60%, compared to the S&P 400 return of 7.06% and the S&P 500 return of 5.85%. Some of the top performers in the Fund over the past three years were Steel Dynamics (+338%), FMC Technologies (+234%), Gilead Sciences (+199%) and Jacobs Engineering Group (+191%).

      Over the past twelve months, growth stocks have outperformed value stocks by a significant margin, although longer time periods of five and ten years still show value stocks with an edge. The outperformance that growth stocks enjoyed over most of 2007 reversed in the first quarter of 2008. Historically, growth stocks tend to do better in the latter stages of an expansion and in the early part of a recession while value stocks typically outperform late in a recession and early in an expansionary phase.

      The long-term performance edge that mid-cap stocks have had over large-cap stocks was put on hold over the last twelve months ended March 31, 2008 as the S&P 500 returned -5.08% compared to a -6.97% return for the S&P MidCap 400. The long-term performance advantage remains fairly dramatic in favor of mid-cap stocks, as illustrated by the ten year annualized return of the S&P 400 as of March 31, 2008 of 9.02%, which significantly outpaced the S&P 500 return of 3.50%. Large cap stocks typically outperform in bear markets and current valuations make large cap stocks more attractive in our opinion than mid- and small-cap stocks. As a result, we may see continued outperformance of large-cap stocks.

      The current consensus on the economy is that we are in a recession. If that is not the case, at a minimum the economic growth rate has significantly slowed. There are several factors contributing to the economic uncertainty including weakness in the housing market, record oil and commodity prices, continuing depreciation of the dollar and increasing unemployment. These factors put considerable pressure on our economy and make it difficult to determine a timeframe for the recovery. The Federal

Reserve Board has been aggressive in cutting interest rates as the economy has slowed and there is not much room left for further cuts. Rates should stay near current levels until the economy starts to gain some traction or inflation picks up, in which case the Fed will have to raise rates in an attempt to slow rising prices. While the majority of reports on the market and economy point out the current challenges, there are a few positives that could lead to improved markets in the future. There are near record levels of cash in money market funds that could move into the stock market once investors regain confidence in the economy. Private equity funds have raised huge sums of cash over the past few years and that cash combined with the typical leverage that they employ gives these firms a lot of buying power. Foreign flows into U.S. investments have continued to remain strong and several developing nations have excess reserves that are to be invested for above government debt returns. So while we do have a number of economic challenges to work through, there is also a lot of available capital to flow into the market when investors get some clarity on the economy.

      As of March 31, 2008, the net assets of The Government Street Mid Cap Fund were $31,423,692 and the net asset value per share was $12.28. The turnover rate for the previous twelve months was 11% and the total number of holdings is 150. The net expense ratio for the Fund is 1.10%.

THE ALABAMA TAX FREE BOND FUND
------------------------------

      Investors in fixed income securities have experienced quite a tumultuous time during the last twelve months. The sub prime mortgage crisis and the faltering housing market had widespread implications for fixed income markets. Municipal bond insurance companies came under pressure as their liabilities were scrutinized for potential losses. Municipal bond investors came to the realization that the underlying credit of the issuing municipality, rather than the AAA rating of the insurance company, would be critical in the valuation of municipal securities. As manager to The Alabama Tax Free Bond Fund, we have always focused on the creditworthiness of the issuer over and above the rating provided by the rating agencies. As a result, securities held in the Fund saw little negative pricing impact from this market adjustment.

      As the fallout from the sub prime crisis spread across the credit markets, the Federal Reserve Board initiated a series of interest rate cuts. The Federal Funds target rate was slashed a total of 300 basis points, from 5.25% on March 31, 2007 to 2.25% on March 31, 2008. As a result, the yield curve steepened dramatically over the course of the last twelve months to the point that the spread between a two-year municipal bond and a 10-year municipal bond increased from 15 basis points to 150 basis points. This positive spread provides some incentive for portfolio managers to extend maturities within their portfolios. It should also be noted that higher long-term interest rates are partially attributable to increasing inflationary expectations as a result of the surge in commodity prices.

      For the twelve months ended March 31, 2008, the Fund had a return of 4.66%, as compared to a return of 5.59% for the Lehman 7-year Municipal Bond Index, 6.31% for the Lehman 3-year Municipal Bond Index and 2.52% for the Lipper Intermediate Municipal Fund Index. The Alabama Tax Free

Bond Fund has consistently maintained a shorter average maturity and higher rated securities, on average, than those comprising the comparable indices. As of March 31, 2008, the Fund held no securities rated lower than AA, and two-thirds of the portfolio was rated AAA. The average maturity of the Fund at fiscal year-end was 4.1 years, compared to 4.7 years a year ago.

      We would be remiss in not mentioning a recent United States Supreme Court ruling which had implications for single state municipal bond funds. The Court's decision reversed a Kentucky lower court ruling and affirmed the state's authority to exempt from state taxes interest on in-state municipal bonds for residents, while permitting the taxation of interest received from out-of-state municipal bonds. The Court noted the adverse impact on single state funds if the Kentucky ruling were allowed to stand and suggested that the disappearance of such funds would adversely impact both investors and municipal issuers and radically change the way such issuers finance long-term municipal projects.

      Investors in The Alabama Tax Free Bond Fund should expect the manager to remain committed to achieving the primary objectives of preserving principal value while generating income which is exempt form both Federal and Alabama state income taxes. The Fund's duration and average maturity will be adjusted in a manner consistent with these objectives, and we expect the quality of holdings in the portfolio will be maintained at levels consistently above average.

      The net assets of the Fund as of March 31, 2008 were $25,426,397 and the net asset value per share was $10.50. The ratio of net investment income to average net assets during the fiscal year was 3.46%. Portfolio turnover rate was 6%.

      Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

      Very truly yours,

      /s/ Thomas W. Leavell

      Thomas W. Leavell
      President
      T. Leavell & Associates, Inc.
      The Government Street Funds

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS IT IS ACCOMPANIED BY A CURRENT PROSPECTUS.

THIS REPORT REFLECTS OUR VIEWS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FOR MORE CURRENT INFORMATION THROUGHOUT THE YEAR PLEASE VISIT WWW.TLEAVELL.COM.

THE GOVERNMENT STREET EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                       THE GOVERNMENT STREET EQUITY FUND

          Comparison of the Change in Value of a $10,000 Investment in the Government Street Equity Fund and the Standard & Poor's 500 Index

                              [LINE GRAPH OMITTED]

      STANDARD & POOR'S 500 INDEX            THE GOVERNMENT STREET EQUITY FUND
      ----------------------------           ---------------------------------

           DATE          VALUE                       DATE          VALUE
           ----         -------                      ----         -------
         03/31/98      $ 10,000                    03/31/98      $ 10,000
         06/30/98        10,330                    06/30/98        10,163
         09/30/98         9,303                    09/30/98         9,244
         12/31/98        11,284                    12/31/98        11,177
         03/31/99        11,846                    03/31/99        11,481
         06/30/99        12,681                    06/30/99        12,364
         09/30/99        11,889                    09/30/99        11,553
         12/31/99        13,658                    12/31/99        13,157
         03/31/00        13,971                    03/31/00        13,770
         06/30/00        13,600                    06/30/00        13,502
         09/30/00        13,468                    09/30/00        13,452
         12/31/00        12,415                    12/31/00        12,652
         03/31/01        10,943                    03/31/01        10,932
         06/30/01        11,583                    06/30/01        11,388
         09/30/01         9,883                    09/30/01         9,896
         12/31/01        10,939                    12/31/01        11,006
         03/31/02        10,969                    03/31/02        11,083
         06/30/02         9,500                    06/30/02         9,623
         09/30/02         7,858                    09/30/02         8,093
         12/31/02         8,521                    12/31/02         8,662
         03/31/03         8,253                    03/31/03         8,371
         06/30/03         9,523                    06/30/03         9,619
         09/30/03         9,776                    09/30/03         9,916
         12/31/03        10,966                    12/31/03        11,096
         03/31/04        11,152                    03/31/04        11,392
         06/30/04        11,344                    06/30/04        11,485
         09/30/04        11,132                    09/30/04        11,085
         12/31/04        12,159                    12/31/04        12,126
         03/31/05        11,898                    03/31/05        11,765
         06/30/05        12,061                    06/30/05        11,926
         09/30/05        12,496                    09/30/05        12,463
         12/31/05        12,756                    12/31/05        12,733
         03/31/06        13,293                    03/31/06        13,223
         06/30/06        13,102                    06/30/06        12,956
         09/30/06        13,844                    09/30/06        13,088
         12/31/06        14,771                    12/31/06        13,914
         03/31/07        14,866                    03/31/07        14,153
         06/30/07        15,799                    06/30/07        14,870
         09/30/07        16,120                    09/30/07        15,351
         12/31/07        15,583                    12/31/07        14,967
         03/31/08        14,111                    03/31/08        13,656

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                            Average Annual Total Returns(a)
                                          (for periods ended March 31, 2008)

                                          1 YEAR      5 YEARS      10 YEARS

The Government Street Equity Fund         -3.51%       10.28%        3.17%
Standard & Poor's 500 Index               -5.08%       11.32%        3.50%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                       THE GOVERNMENT STREET MID-CAP FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government
         Street Mid-Cap Fund and the Standard & Poor's MidCap 400 Index

                              [LINE GRAPH OMITTED]

   STANDARD & POOR'S MIDCAP 400 INDEX        THE GOVERNMENT STREET MID-CAP FUND
   -----------------------------------       ----------------------------------

           DATE          VALUE                       DATE          VALUE
           ----         -------                      ----         -------
         11/17/03      $ 10,000                    11/17/03      $ 10,000
         12/31/03        10,435                    12/31/03        10,218
         03/31/04        10,963                    03/31/04        10,683
         06/30/04        11,069                    06/30/04        10,808
         09/30/04        10,837                    09/30/04        10,652
         12/31/04        12,155                    12/31/04        11,602
         03/31/05        12,106                    03/31/05        11,696
         06/30/05        12,623                    06/30/05        12,223
         09/30/05        13,239                    09/30/05        12,855
         12/31/05        13,682                    12/31/05        13,226
         03/31/06        14,725                    03/31/06        14,211
         06/30/06        14,262                    06/30/06        13,628
         09/30/06        14,108                    09/30/06        13,352
         12/31/06        15,094                    12/31/06        13,967
         03/31/07        15,969                    03/31/07        14,755
         06/30/07        16,902                    06/30/07        15,575
         09/30/07        16,755                    09/30/07        15,732
         12/31/07        16,298                    12/31/07        15,561
         03/31/08        14,855                    03/31/08        14,167

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                            Average Annual Total Returns(a)
                                          (for periods ended March 31, 2008)

                                               1 YEAR      SINCE INCEPTION*

The Government Street Mid-Cap Fund             -3.99%            8.30%
Standard & Poor's MidCap 400 Index             -6.97%            9.47%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*     Initial public offering of shares was November 17, 2003.

THE ALABAMA TAX FREE BOND FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                         THE ALABAMA TAX FREE BOND FUND

Comparison of the Change in Value of a $10,000 Investment in the Alabama Tax
   Free Bond Fund, the Lehman 7-Year Municipal Bond Index, the Lehman 3-Year
     Municipal Bond Index and the Lipper Intermediate Municipal Fund Index

                              [LINE GRAPH OMITTED]

     LEHMAN 3-YEAR             THE ALABAMA TAX FREE              LEHMAN 7-YEAR             LIPPER INTERMEDIATE
 MUNICIPAL BOND INDEX                BOND FUND               MUNICIPAL BOND INDEX          MUNICIPAL FUND INDEX
----------------------        ----------------------        ----------------------        ----------------------
  DATE          VALUE           DATE          VALUE           DATE          VALUE           DATE          VALUE
  ----         -------          ----         -------          ----         -------          ----         -------
03/31/98      $ 10,000        03/31/98      $ 10,000        03/31/98      $ 10,000        03/31/98      $ 10,000
06/30/98        10,113        06/30/98        10,115        06/30/98        10,112        06/30/98        10,122
09/30/98        10,313        09/30/98        10,377        09/30/98        10,450        09/30/98        10,403
12/31/98        10,413        12/31/98        10,436        12/31/98        10,516        12/31/98        10,462
03/31/99        10,529        03/31/99        10,473        03/31/99        10,599        03/31/99        10,520
06/30/99        10,483        06/30/99        10,302        06/30/99        10,425        06/30/99        10,344
09/30/99        10,587        09/30/99        10,333        09/30/99        10,508        09/30/99        10,350
12/31/99        10,618        12/31/99        10,333        12/31/99        10,499        12/31/99        10,318
03/31/00        10,725        03/31/00        10,509        03/31/00        10,657        03/31/00        10,500
06/30/00        10,874        06/30/00        10,636        06/30/00        10,834        06/30/00        10,627
09/30/00        11,049        09/30/00        10,837        09/30/00        11,078        09/30/00        10,849
12/31/00        11,280        12/31/00        11,179        12/31/00        11,451        12/31/00        11,213
03/31/01        11,576        03/31/01        11,424        03/31/01        11,746        03/31/01        11,466
06/30/01        11,716        06/30/01        11,478        06/30/01        11,831        06/30/01        11,551
09/30/01        11,994        09/30/01        11,739        09/30/01        12,157        09/30/01        11,850
12/31/01        12,022        12/31/01        11,667        12/31/01        12,044        12/31/01        11,751
03/31/02        12,084        03/31/02        11,722        03/31/02        12,158        03/31/02        11,835
06/30/02        12,439        06/30/02        12,120        06/30/02        12,676        06/30/02        12,254
09/30/02        12,715        09/30/02        12,590        09/30/02        13,229        09/30/02        12,728
12/31/02        12,831        12/31/02        12,649        12/31/02        13,246        12/31/02        12,731
03/31/03        12,939        03/31/03        12,738        03/31/03        13,426        03/31/03        12,857
06/30/03        13,053        06/30/03        12,987        06/30/03        13,783        06/30/03        13,140
09/30/03        13,197        09/30/03        13,012        09/30/03        13,866        09/30/03        13,166
12/31/03        13,174        12/31/03        13,058        12/31/03        13,986        12/31/03        13,286
03/31/04        13,297        03/31/04        13,171        03/31/04        14,198        03/31/04        13,440
06/30/04        13,171        06/30/04        12,937        06/30/04        13,864        06/30/04        13,175
09/30/04        13,421        09/30/04        13,225        09/30/04        14,331        09/30/04        13,569
12/31/04        13,446        12/31/04        13,271        12/31/04        14,450        12/31/04        13,665
03/31/05        13,345        03/31/05        13,163        03/31/05        14,304        03/31/05        13,564
06/30/05        13,506        06/30/05        13,356        06/30/05        14,683        06/30/05        13,889
09/30/05        13,525        09/30/05        13,348        09/30/05        14,622        09/30/05        13,862
12/31/05        13,563        12/31/05        13,394        12/31/05        14,698        12/31/05        13,940
03/31/06        13,579        03/31/06        13,400        03/31/06        14,680        03/31/06        13,954
06/30/06        13,625        06/30/06        13,438        06/30/06        14,705        06/30/06        13,960
09/30/06        13,889        09/30/06        13,671        09/30/06        15,179        09/30/06        14,373
12/31/06        13,976        12/31/06        13,749        12/31/06        15,284        12/31/06        14,479
03/31/07        14,112        03/31/07        13,854        03/31/07        15,422        03/31/07        14,588
06/30/07        14,150        06/30/07        13,866        06/30/07        15,324        06/30/07        14,513
09/30/07        14,419        09/30/07        14,095        09/30/07        15,757        09/30/07        14,773
12/31/07        14,675        12/31/07        14,305        12/31/07        16,057        12/31/07        14,943
03/31/08        15,003        03/31/08        14,500        03/31/08        16,284        03/31/08        14,956

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                            Average Annual Total Returns(a)
                                          (for periods ended March 31, 2008)

                                          1 YEAR        5 YEARS      10 YEARS

The Alabama Tax Free Bond Fund             4.66%         2.62%         3.78%
Lehman 7-Year Municipal Bond Index         5.59%         3.92%         4.99%
Lehman 3-Year Municipal Bond Index         6.31%         2.95%         4.11%
Lipper Intermediate Municipal Fund Index   2.52%         3.07%         4.11%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX

                              [BAR CHART OMITTED]

                                               (% OF NET ASSETS)

                                              The
                                       Government Street     S&P 500
                                          Equity Fund         Index
                                       -----------------------------
Consumer Discretionary                        6.5%             8.6%
Consumer Staples                              9.0%            11.1%
Energy                                       12.6%            13.3%
Financials                                   15.2%            16.8%
Health Care                                  12.0%            11.7%
Industrials                                  14.8%            12.2%
Information Technology                       13.3%            15.7%
Materials                                     2.6%             3.6%
Telecommunications Services                   1.2%             3.4%
Utilities                                     2.1%             3.6%
Exchange-Traded Funds                         9.0%             0.0%
Cash Equivalents                              1.7%             0.0%

TOP TEN EQUITY HOLDINGS

SECURITY DESCRIPTION                                           % OF NET ASSETS
--------------------------------------------------------------------------------
iShares MSCI EAFE Index Fund                                         5.5%
Bank of America Corporation                                          3.5%
Procter & Gamble Company (The)                                       2.9%
U.S. Bancorp                                                         2.7%
Vanguard FTSE All-World Ex-US Index ETF                              2.7%
Hewlett-Packard Company                                              2.5%
Philip Morris International, Inc.                                    2.5%
Chevron Corporation                                                  2.4%
Emerson Electric Company                                             2.3%
Caterpillar, Inc.                                                    2.3%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P MIDCAP 400 INDEX

                              [BAR CHART OMITTED]

                                              (% OF NET ASSETS)

                                             The
                                      Government Street    S&P MidCap
                                         Mid-Cap Fund       400 Index
                                      -------------------------------
Consumer Discretionary                        8.9%            12.4%
Consumer Staples                              3.1%             3.4%
Energy                                        8.1%            10.1%
Financials                                   13.6%            16.2%
Health Care                                  14.3%            12.2%
Industrials                                  16.2%            16.1%
Information Technology                       13.1%            13.6%
Materials                                     6.0%             7.5%
Telecommunications Services                   0.1%             0.5%
Utilities                                     7.5%             8.0%
Cash Equivalents                              9.1%             0.0%


TOP TEN EQUITY HOLDINGS

SECURITY DESCRIPTION                                           % OF NET ASSETS
--------------------------------------------------------------------------------
Gilead Sciences, Inc.                                                2.0%
Covance, Inc.                                                        1.8%
SPX Corporation                                                      1.7%
Steel Dynamics, Inc.                                                 1.4%
Stericycle, Inc.                                                     1.4%
Equitable Resources, Inc.                                            1.3%
Jacobs Engineering Group, Inc.                                       1.3%
State Street Corporation                                             1.1%
Coventry Health Care, Inc.                                           1.1%
AMETEK, Inc.                                                         1.0%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================

ASSET ALLOCATION

                              [PIE CHART OMITTED]

                   Revenue Bonds                         37.4%
                   General Oligation Bonds               45.9%
                   Pre-Refunded & Escrowed Bonds         13.3%
                   Cash Equivalents                       3.4%


                             DISTRIBUTION BY RATING
                   -------------------------------------------
                   RATING                           % HOLDINGS
                   ------                           ----------
                   AAA                                 65.8%
                   AA                                  34.2%

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 89.3%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 6.5%
     5,000   Coach, Inc. (a) ...................................   $    150,750
     5,000   GameStop Corporation (a) ..........................        258,550
    26,500   Home Depot, Inc. ..................................        741,205
     4,000   ITT Educational Services, Inc. (a) ................        183,720
    24,000   Johnson Controls, Inc. ............................        811,200
    10,000   Matsushita Electric Industrial Company Ltd. .......        217,100
    11,000   NIKE, Inc. - Class B ..............................        748,000
    40,000   Walt Disney Company (The) .........................      1,255,200
                                                                   ------------
                                                                      4,365,725
                                                                   ------------
             CONSUMER STAPLES -- 9.0%
    33,000   Altria Group, Inc. ................................        732,600
    22,836   Kraft Foods, Inc. .................................        708,144
    10,000   PepsiCo, Inc. .....................................        722,000
    33,000   Philip Morris International, Inc. (a) .............      1,669,140
    28,000   Procter & Gamble Company (The) ....................      1,961,960
     5,000   Wal-Mart Stores, Inc. .............................        263,400
                                                                   ------------
                                                                      6,057,244
                                                                   ------------
             ENERGY -- 12.4%
    11,614   Apache Corporation ................................      1,403,204
     7,300   BP plc - ADR ......................................        442,745
    19,000   Chevron Corporation ...............................      1,621,840
    18,500   ConocoPhillips ....................................      1,409,885
    10,900   Exxon Mobil Corporation ...........................        921,922
    14,000   Spectra Energy Corporation ........................        318,500
     7,996   Transocean, Inc. (a) ..............................      1,081,059
    10,000   Valero Energy Corporation .........................        491,100
    10,000   XTO Energy, Inc. ..................................        618,600
                                                                   ------------
                                                                      8,308,855
                                                                   ------------
             FINANCIALS -- 15.1%
    27,080   Aegon N.V. - ARS ..................................        396,451
    13,800   AFLAC, Inc. .......................................        896,310
     4,000   American Capital Strategies Ltd. ..................        136,640
    33,600   American Express Company ..........................      1,468,992
     7,500   American International Group, Inc. ................        324,375
    62,870   Bank of America Corporation .......................      2,383,402
    15,000   Charles Schwab Corporation ........................        282,450
    20,000   Citigroup, Inc. ...................................        428,400
    35,000   Colonial Properties Trust .........................        841,750
     7,000   Goldman Sachs Group, Inc. (The) ...................      1,157,730
    56,400   U.S. Bancorp ......................................      1,825,104
                                                                   ------------
                                                                     10,141,604
                                                                   ------------

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 89.3% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             HEALTH CARE -- 12.4%
     3,000   Abbott Laboratories ...............................   $    165,450
     2,000   Allergan, Inc. ....................................        112,780
    14,300   Becton, Dickinson & Company .......................      1,227,655
    17,500   Cardinal Health, Inc. .............................        918,925
     4,000   Cerner Corporation (a) ............................        149,120
     2,000   Covance, Inc. (a) .................................        165,940
    20,000   Elan Corporation (a) ..............................        417,200
     5,000   Fresenius Medical Care AG & Company - ADR .........        251,600
     2,000   Genzyme Corporation (a) ...........................        149,080
    20,000   Johnson & Johnson .................................      1,297,400
    11,250   Techne Corporation (a) ............................        757,800
     3,000   Thermo Fisher Scientific, Inc. (a) ................        170,520
    13,000   UnitedHealth Group, Inc. ..........................        446,680
    16,000   Waters Corporation (a) ............................        891,200
    28,000   WellPoint, Inc. (a) ...............................      1,235,640
                                                                   ------------
                                                                      8,356,990
                                                                   ------------
             INDUSTRIALS -- 14.6%
    19,500   Caterpillar, Inc. .................................      1,526,655
     3,000   C.H. Robinson Worldwide, Inc. .....................        163,200
    30,000   Emerson Electric Company ..........................      1,543,800
    12,500   FedEx Corporation .................................      1,158,375
    17,000   General Dynamics Corporation ......................      1,417,290
    23,000   General Electric Company ..........................        851,230
    16,000   Ingersoll-Rand Company Ltd. - Class A .............        713,280
    10,000   Norfolk Southern Corporation ......................        543,200
    23,000   Quanta Services, Inc. (a) .........................        532,910
     5,000   Stericycle, Inc. (a) ..............................        257,500
    16,000   United Technologies Corporation ...................      1,101,120
                                                                   ------------
                                                                      9,808,560
                                                                   ------------
             INFORMATION TECHNOLOGY -- 13.2%
     5,000   Accenture Ltd. - Class A ..........................        175,850
    42,500   Adobe Systems, Inc. (a) ...........................      1,512,575
     5,000   Agilent Technologies, Inc. (a) ....................        149,150
     5,000   Applied Materials, Inc. ...........................         97,550
    20,000   Automatic Data Processing, Inc. ...................        847,800
     5,000   Broadridge Financial Solutions, Inc. ..............         88,000
    48,000   Cisco Systems, Inc. (a) ...........................      1,156,320
    31,000   Corning, Inc. .....................................        745,240
    11,000   Flextronics International Ltd. (a) ................        103,290
    37,000   Hewlett-Packard Company ...........................      1,689,420
     7,000   International Business Machines Corporation .......        805,980
     5,000   Intuit, Inc. (a) ..................................        135,050
    12,000   NetApp, Inc. (a) ..................................        240,600
    10,000   Oracle Corporation (a) ............................        195,600
    27,000   Texas Instruments, Inc. ...........................        763,290
     8,000   Xilinx, Inc. ......................................        190,000
                                                                   ------------
                                                                      8,895,715
                                                                   ------------

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 89.3% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             MATERIALS -- 2.6%
     7,000   Alcoa, Inc. .......................................   $    252,420
    10,000   Nucor Corporation .................................        677,400
     7,000   POSCO - ADR .......................................        832,860
                                                                   ------------
                                                                      1,762,680
                                                                   ------------
             TELECOMMUNICATIONS SERVICES -- 1.2%
     4,000   America Movil SAB de C.V ..........................        254,760
     6,000   AT&T, Inc. ........................................        229,800
     4,000   Nippon Telegraph and Telephone Corporation - ADR ..         86,720
     4,000   NTT DoCoMo, Inc. - ADR ............................         61,000
     2,000   Telephone and Data Systems, Inc. ..................         78,540
     2,000   Verizon Communications, Inc. ......................         72,900
                                                                   ------------
                                                                        783,720
                                                                   ------------
             UTILITIES -- 2.3%
    65,980   Duke Energy Corporation ...........................      1,177,743
     3,500   EnergySouth, Inc. .................................        182,665
     5,000   Wisconsin Energy Corporation ......................        219,950
                                                                   ------------
                                                                      1,580,358
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $31,915,172) ............   $ 60,061,451
                                                                   ------------

================================================================================
    SHARES   EXCHANGE TRADED FUNDS -- 9.0%                             VALUE
--------------------------------------------------------------------------------
    51,500   iShares MSCI EAFE Index Fund ......................   $  3,702,850
     3,000   Market Vectors - Agribusiness ETF (a) .............        160,830
     3,000   Market Vectors - Coal ETF (a) .....................        113,970
     3,000   Vanguard Emerging Markets ETF .....................        282,660
    33,500   Vanguard FTSE All-World Ex-US Index ETF ...........      1,805,650
                                                                   ------------

             TOTAL EXCHANGE TRADED FUNDS (Cost $5,905,904) .....   $  6,065,960
                                                                   ------------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 1.7%                                  VALUE
--------------------------------------------------------------------------------
$1,170,000   U.S. Bancorp, discount, due 04/01/2008
               (Cost $1,170,000) ...............................   $  1,170,000
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 0.0%                                VALUE
--------------------------------------------------------------------------------
       657   AIM STIT - STIC Prime Portfolio - Institutional
               Class (Cost $657) ...............................   $        657
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 100.0%
               (Cost $38,991,733) ..............................   $ 67,298,068

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0)% ...        (31,186)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 67,266,882
                                                                   ============

(a)   Non-income producing security.

ADR - American Depositary Receipt

ARS - American Registered Shares

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 90.9%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 7.8%
     2,500   AnnTaylor Stores Corporation (a) ..................   $     60,450
     2,000   ArvinMeritor, Inc. ................................         25,020
     6,500   Barnes & Noble, Inc. ..............................        199,225
     2,000   Bob Evans Farms, Inc. .............................         55,180
     3,000   BorgWarner, Inc. ..................................        129,090
     1,700   CBRL Group, Inc. ..................................         60,809
     2,500   Coach, Inc. (a) ...................................         75,375
     3,500   DreamWorks Animation SKG, Inc. (a) ................         90,230
     3,000   Family Dollar Stores, Inc. ........................         58,500
     5,700   GameStop Corporation - Class A (a) ................        294,747
     2,000   Hanesbrands, Inc. (a) .............................         58,400
     4,000   Hasbro, Inc. ......................................        111,600
     3,000   IAC/InterActiveCorp (a) ...........................         62,280
     1,605   ITT Educational Services, Inc. (a) ................         73,718
     3,000   Jarden Corporation (a) ............................         65,220
     2,500   Liberty Global, Inc. (a) ..........................         85,200
     3,700   OfficeMax, Inc. ...................................         70,818
     5,800   O'Reilly Automotive, Inc. (a) .....................        165,416
     3,000   Phillips-Van Heusen Corporation ...................        113,760
     2,000   Ross Stores, Inc. .................................         59,920
     3,500   Saks, Inc. (a) ....................................         43,645
     2,500   Scholastic Corporation (a) ........................         75,675
     6,000   Service Corporation International .................         60,840
     3,000   Sinclair Broadcast Group, Inc. ....................         26,730
     2,500   Snap-on, Inc. .....................................        127,125
     3,000   Sotheby's .........................................         86,730
     2,500   Vail Resorts, Inc. (a) ............................        120,725
                                                                   ------------
                                                                      2,456,428
                                                                   ------------
             CONSUMER STAPLES -- 3.1%
     5,400   Church & Dwight Company, Inc. .....................        292,896
     6,000   Hormel Foods Corporation ..........................        249,960
     4,700   J.M. Smucker Company ..............................        237,867
     3,000   NBTY, Inc. (a) ....................................         89,850
     1,740   Universal Corporation .............................        114,022
                                                                   ------------
                                                                        984,595
                                                                   ------------
             ENERGY -- 8.7%
     6,610   Cameron International Corporation (a) .............        275,240
     5,780   FMC Technologies, Inc. (a) ........................        328,824
     3,740   Murphy Oil Corporation ............................        307,204
     2,800   Newfield Exploration Company (a) ..................        147,980
     5,360   Noble Corporation .................................        266,231
     3,000   Overseas Shipholding Group, Inc. ..................        210,120
       480   Patriot Coal Corporation (a) ......................         22,546
     4,800   Peabody Energy Corporation ........................        244,800
     4,380   Pioneer Natural Resources Company .................        215,146
     5,000   Pride International, Inc. (a) .....................        174,750

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 90.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             ENERGY -- 8.7% (Continued)
     4,500   Smith International, Inc. .........................   $    289,035
     4,950   Valero Energy Corporation .........................        243,094
                                                                   ------------
                                                                      2,724,970
                                                                   ------------
             FINANCIALS -- 13.6%
     8,400   American Financial Group, Inc. ....................        214,704
     6,750   Arthur J. Gallagher & Company .....................        159,435
     7,300   Associated Banc-Corp ..............................        194,399
     6,000   Bank of Hawaii Corporation ........................        297,360
    10,050   Berkley (W.R.) Corporation ........................        278,284
     5,600   Cullen/Frost Bankers, Inc. ........................        297,024
    10,250   Eaton Vance Corporation ...........................        312,728
     2,600   Everest Re Group Ltd. .............................        232,778
     9,300   HCC Insurance Holdings, Inc. ......................        211,017
    10,400   Jefferies Group, Inc. .............................        167,752
     2,900   Legg Mason, Inc. ..................................        162,342
     4,600   Liberty Property Trust ............................        143,106
     7,720   New York Community Bancorp, Inc. ..................        140,658
     6,941   Potlatch Corporation ..............................        286,455
     7,000   Rayonier, Inc. ....................................        304,080
     4,400   State Street Corporation ..........................        347,600
    16,400   Synovus Financial Corporation .....................        181,384
     3,300   Westamerica Bancorporation ........................        173,580
     5,200   Wilmington Trust Corporation ......................        161,720
                                                                   ------------
                                                                      4,266,406
                                                                   ------------
             HEALTH CARE -- 15.0%
     3,500   Applera Corporation - Applied Biosystems Group ....        115,010
     1,000   Bard (C.R.), Inc. .................................         96,400
     3,450   Barr Pharmaceuticals, Inc. (a) ....................        166,670
     2,500   Bio-Rad Laboratories, Inc. - Class A (a) ..........        222,375
     2,500   Cephalon, Inc. (a) ................................        161,000
     6,000   Cerner Corporation (a) ............................        223,680
     8,000   Community Health Systems, Inc. (a) ................        268,560
     7,000   Covance, Inc. (a) .................................        580,790
     8,250   Coventry Health Care, Inc. (a) ....................        332,887
     5,600   DENTSPLY International, Inc. ......................        216,160
     2,000   Edwards Lifesciences Corporation (a) ..............         89,100
     1,000   Elan Corporation plc - ADR (a) ....................         20,860
     4,000   Fresenius Medical Care AG & Company - ADR .........        201,280
    12,000   Gilead Sciences, Inc. (a) .........................        618,360
     4,000   Henry Schein, Inc. (a) ............................        229,600
     1,500   IDEXX Laboratories, Inc. (a) ......................         73,890
     2,000   Millipore Corporation (a) .........................        134,820
     7,700   Mylan, Inc. .......................................         89,320
     3,000   ResMed, Inc. (a) ..................................        126,540
     4,500   Techne Corporation (a) ............................        303,120
     3,000   UnitedHealth Group, Inc. ..........................        103,080
     5,100   Varian Medical Systems, Inc. (a) ..................        238,884
     2,000   Waters Corporation (a) ............................        111,400
                                                                   ------------
                                                                      4,723,786
                                                                   ------------

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 90.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 16.9%
     3,000   Alexander & Baldwin, Inc. .........................   $    129,240
     7,500   AMETEK, Inc. ......................................        329,325
     5,000   ChoicePoint, Inc. (a) .............................        238,000
     6,000   C.H. Robinson Worldwide, Inc. .....................        326,400
     3,000   Corporate Executive Board Company .................        121,440
     6,000   Donaldson Company, Inc. ...........................        241,680
     6,000   Expeditors International of Washington, Inc. ......        271,080
     7,000   Fastenal Company ..................................        321,510
     3,500   Goodrich Corporation ..............................        201,285
     6,000   Graco, Inc. .......................................        217,560
     5,500   Herman Miller, Inc. ...............................        135,135
     5,475   Jacobs Engineering Group, Inc. (a) ................        402,905
     2,000   Joy Global, Inc. ..................................        130,320
     1,500   Koninklijke Philips Electronics N.V. - ADR ........         57,510
     3,000   L-3 Communications Holdings, Inc. .................        328,020
     4,000   Manpower, Inc. ....................................        225,040
     5,000   MSC Industrial Direct Company, Inc. ...............        211,250
     5,000   SPX Corporation ...................................        524,500
     8,275   Stericycle, Inc. (a) ..............................        426,163
     2,750   Teleflex, Inc. ....................................        131,202
     2,000   Thomas & Betts Corporation (a) ....................         72,740
     9,000   Trinity Industries, Inc. ..........................        239,850
     1,000   WESCO International, Inc. (a) .....................         36,490
                                                                   ------------
                                                                      5,318,645
                                                                   ------------
             INFORMATION TECHNOLOGY -- 12.2%
     8,000   Activision, Inc. (a) ..............................        218,480
     8,000   Acxiom Corporation ................................         94,960
     8,500   ADC Telecommunications, Inc. (a) ..................        102,680
     5,000   ADTRAN, Inc. ......................................         92,500
     4,000   Advent Software, Inc. (a) .........................        170,480
     5,000   Alliance Data Systems Corporation (a) .............        237,550
     8,000   Arrow Electronics, Inc. (a) .......................        269,200
     8,000   Cognizant Technology Solutions Corporation (a) ....        230,640
     6,500   Cree, Inc. (a) ....................................        181,740
     4,000   DST Systems, Inc. (a) .............................        262,960
     5,500   Harris Corporation ................................        266,915
    10,000   Integrated Device Technology, Inc. (a) ............         89,300
     9,000   Jack Henry & Associates, Inc. .....................        222,030
     7,000   Lam Research Corporation (a) ......................        267,540
     5,000   Linear Technology Corporation .....................        153,450
     6,000   Macrovision Corporation (a) .......................         81,000
     5,000   Microchip Technology, Inc. ........................        163,650
     8,000   National Instruments Corporation ..................        209,120
     4,000   Plantronics, Inc. .................................         77,240
     8,000   SanDisk Corporation (a) ...........................        180,560
     7,000   Xilinx, Inc. ......................................        166,250
     2,500   Zebra Technologies Corporation (a) ................         83,300
                                                                   ------------
                                                                      3,821,545
                                                                   ------------

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 90.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             MATERIALS -- 6.0%
     4,000   Airgas, Inc. ......................................   $    181,880
     9,000   Albemarle Corporation .............................        328,680
     4,000   Cabot Corporation .................................        112,000
     3,200   Eagle Materials, Inc. .............................        113,760
     3,000   Martin Marietta Materials, Inc. ...................        318,510
     4,000   Scotts Miracle-Gro Company (The) - Class A ........        129,680
     5,000   Sonoco Products Company ...........................        143,150
    13,000   Steel Dynamics, Inc. ..............................        429,520
     7,000   Valspar Corporation (The) .........................        138,880
                                                                   ------------
                                                                      1,896,060
                                                                   ------------
             TELECOMMUNICATIONS SERVICES -- 0.1%
     1,000   Telephone and Data Systems, Inc. ..................         39,270
                                                                   ------------

             UTILITIES -- 7.5%
     7,000   AGL Resources, Inc. ...............................        240,240
     7,000   Equitable Resources, Inc. .........................        412,300
     9,050   Great Plains Energy, Inc. .........................        223,083
     8,850   MDU Resources Group, Inc. .........................        217,267
     5,750   ONEOK, Inc. .......................................        256,623
     7,900   Pepco Holdings, Inc. ..............................        195,288
    10,800   Puget Energy, Inc. ................................        279,396
     6,300   SCANA Corporation .................................        230,454
    10,600   Vectren Corporation ...............................        284,398
                                                                   ------------
                                                                      2,339,049
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $22,573,059) ............   $ 28,570,754
                                                                   ------------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 10.6%                                 VALUE
--------------------------------------------------------------------------------
$1,563,000   American Express Company, discount, due 04/01/2008    $  1,563,000
   199,000   General Electric Capital Corporation, discount,
               due 04/01/2008...................................        199,000
 1,563,000   U.S. Bancorp, discount, due 04/01/2008 ............      1,563,000
                                                                   ------------
             TOTAL COMMERCIAL PAPER (Cost $3,325,000) ..........   $  3,325,000
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 0.0%                                VALUE
--------------------------------------------------------------------------------
       816   AIM STIT - STIC Prime Portfolio - Institutional
               Class (Cost $816) ...............................   $        816
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 101.5%
               (Cost $25,898,875) ..............................   $ 31,896,570

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.5%) ...       (472,878)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 31,423,692
                                                                   ============

(a)   Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
=====================================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 96.6%                                                 VALUE
-----------------------------------------------------------------------------------------------------
             Alabama Drinking Water Financing Auth., Rev.,
$  250,000     4.00%, due 08/15/2014 ................................................   $    253,830
                                                                                        ------------

             Alabama Special Care Facilities Financing Auth., Birmingham, Rev.,
   500,000     4.50%, due 11/01/2009, ETM ...........................................        517,680
   400,000     5.375%, due 11/01/2012, ETM ..........................................        400,900
                                                                                        ------------
                                                                                             918,580
                                                                                        ------------
             Alabama Special Care Facilities Financing Auth., Mobile Hospital, Rev.,
   250,000     4.50%, due 11/01/2010, ETM ...........................................        257,837
                                                                                        ------------

             Alabama State Federal Highway Financing Auth., Rev.,
   210,000     5.00%, due 03/01/2009 ................................................        215,294
   300,000     5.00%, due 03/01/2016 ................................................        315,936
                                                                                        ------------
                                                                                             531,230
                                                                                        ------------
             Alabama State, GO,
   250,000     5.00%, due 06/01/2012 ................................................        260,912
   300,000     5.00%, due 09/01/2015 ................................................        316,527
   300,000     5.00%, due 09/01/2016 ................................................        316,527
   300,000     5.00%, due 09/01/2017 ................................................        325,323
                                                                                        ------------
                                                                                           1,219,289
                                                                                        ------------
             Alabama State Parks System Improvement Corporation, GO,
   200,000     5.50%, due 06/01/2010 ................................................        213,152
                                                                                        ------------

             Alabama State Public School & College Auth., Capital Improvements, Rev.,
   300,000     5.00%, due 02/01/2010 ................................................        314,064
   475,000     5.00%, due 11/01/2012 ................................................        488,537
   600,000     5.125%, due 11/01/2013 ...............................................        617,532
   525,000     5.125%, due 11/01/2015 ...............................................        540,340
                                                                                        ------------
                                                                                           1,960,473
                                                                                        ------------
             Alabama State Public School & College Auth., Rev.,
   355,000     5.00%, due 05/01/2010 ................................................        373,691
                                                                                        ------------

             Alabama Water Pollution Control Auth., Rev.,
   500,000     5.00%, due 08/15/2010 ................................................        524,015
                                                                                        ------------

             Anniston, AL, Waterworks & Sewer Board, Rev.,
   400,000     4.00%, due 06/01/2015 ................................................        406,288
                                                                                        ------------

             Athens, AL, Electric Rev. Warrants,
   500,000     3.00%, due 06/01/2011 ................................................        500,050
                                                                                        ------------

             Athens, AL, School Warrants,
   335,000     5.05%, due 08/01/2015 ................................................        340,692
                                                                                        ------------

             Auburn, AL, Capital Improvements, School Warrants, GO,
   225,000     5.00%, due 08/01/2012 ................................................        243,864
                                                                                        ------------

THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=====================================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 96.6% (CONTINUED)                                     VALUE
-----------------------------------------------------------------------------------------------------
             Auburn, AL, GO,
$  285,000     4.25%, due 08/01/2009 ................................................   $    292,413
                                                                                        ------------

             Auburn, AL, Water Works Board, Rev.,
   335,000     5.00%, due 07/01/2015 ................................................        357,442
                                                                                        ------------

             Auburn University, AL, General Fee Rev.,
   400,000     4.45%, due 06/01/2011 ................................................        405,096
                                                                                        ------------

             Baldwin Co., AL, Board of Education, Rev. Warrants,
   200,000     5.20%, due 06/01/2009 ................................................        201,030
   300,000     5.00%, due 06/01/2010 ................................................        314,829
                                                                                        ------------
                                                                                             515,859
                                                                                        ------------
             Baldwin Co., AL, GO, Warrants,
   500,000     4.50%, due 11/01/2008 ................................................        507,790
   200,000     5.00%, due 02/01/2015 ................................................        216,386
                                                                                        ------------
                                                                                             724,176
                                                                                        ------------
             Baldwin Co., AL, Warrants - Series A,
   320,000     5.00%, due 02/01/2017 ................................................        347,469
                                                                                        ------------

             Birmingham, AL, Special Care Facilities Financing Auth. Rev.,
   300,000     3.70%, due 06/01/2009 ................................................        304,155
                                                                                        ------------

             Decatur, AL, GO, Warrants,
   300,000     5.00%, due 06/01/2009 ................................................        301,251
                                                                                        ------------

             Decatur, AL, Water Rev.,
   100,000     5.00%, due 05/01/2014 ................................................        103,341
                                                                                        ------------

             Dothan, AL, GO,
   500,000     5.50%, due 09/01/2014 ................................................        530,155
                                                                                        ------------

             Fairhope, AL, Warrants,
   295,000     5.10%, due 06/01/2014 ................................................        307,464
                                                                                        ------------

             Florence, AL, School Warrants,
   200,000     4.65%, due 12/01/2012 ................................................        206,228
                                                                                        ------------

             Homewood, AL, GO, Warrants,
   500,000     5.00%, due 09/01/2014 ................................................        542,990
   250,000     5.00%, due 09/01/2015 ................................................        274,645
                                                                                        ------------
                                                                                             817,635
                                                                                        ------------
             Houston Co., AL, GO,
   300,000     5.60%, due 10/15/2014 ................................................        321,477
                                                                                        ------------

             Huntsville, AL, Capital Improvements, GO,
   100,000     3.25%, due 11/01/2010 ................................................        101,939
                                                                                        ------------

THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=====================================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 96.6% (CONTINUED)                                     VALUE
-----------------------------------------------------------------------------------------------------
             Huntsville, AL, Electric Systems, Rev.,
$  300,000     4.00%, due 12/01/2013 ................................................   $    313,653
                                                                                        ------------

             Huntsville, AL, GO,
   400,000     5.50%, due 08/01/2009 ................................................        417,092
   500,000     5.00%, due 08/01/2011 ................................................        536,355
   250,000     5.25%, due 11/01/2012 ................................................        256,252
                                                                                        ------------
                                                                                           1,209,699
                                                                                        ------------
             Huntsville, AL, Water Systems, Rev.,
   200,000     4.70%, due 11/01/2013 ................................................        203,710
                                                                                        ------------

             Jefferson Co., AL, Sewer Rev.,
   225,000     5.00%, due 02/01/2041, Prerefunded 02/01/2011 @ 101 ..................        241,652
                                                                                        ------------

             Madison, AL, Warrants,
   200,000     4.40%, due 02/01/2011 ................................................        204,272
   400,000     4.85%, due 02/01/2013 ................................................        408,612
                                                                                        ------------
                                                                                             612,884
                                                                                        ------------
             Madison Co., AL, Board of Education, Capital Outlay Tax Antic. Warrants,
   400,000     5.20%, due 03/01/2011 ................................................        422,732
   250,000     5.20%, due 03/01/2014 ................................................        262,630
                                                                                        ------------
                                                                                             685,362
                                                                                        ------------
             Mobile, AL, GO,
   100,000     4.50%, due 08/01/2013 ................................................        106,814
   400,000     4.75%, due 02/15/2014 ................................................        422,616
   500,000     5.20%, due 08/15/2018 ................................................        526,185
                                                                                        ------------
                                                                                           1,055,615
                                                                                        ------------
             Montgomery, AL, GO,
   300,000     5.00%, due 11/01/2015 ................................................        315,813
                                                                                        ------------

             Montgomery, AL, Special Care Facilities, Rev.,
   125,000     5.00%, due 11/15/2029 ................................................        128,714
                                                                                        ------------

             Montgomery, AL, Waterworks & Sanitation, Rev.,
   500,000     5.00%, due 09/01/2008 ................................................        506,495
   350,000     5.25%, due 09/01/2011 ................................................        378,375
                                                                                        ------------
                                                                                             884,870
                                                                                        ------------
             Mountain Brook, AL, City Board of Education, Capital Outlay Warrants,
   405,000     4.80%, due 02/15/2011 ................................................        405,737
                                                                                        ------------

             Opelika, AL, GO,
   210,000     4.00%, due 03/01/2010 ................................................        216,709
                                                                                        ------------

             Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
   200,000     4.35%, due 08/01/2011 ................................................        202,760
                                                                                        ------------

THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=====================================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 96.6% (CONTINUED)                                     VALUE
-----------------------------------------------------------------------------------------------------
             Shelby Co., AL, Board of Education, Rev. Warrants,
$  500,000     4.80%, due 02/01/2011 ................................................   $    512,325
                                                                                        ------------

             St. Clair Co., AL, GO,
   145,000     4.00%, due 08/01/2013 ................................................        152,979
   205,000     4.00%, due 08/01/2014 ................................................        216,023
                                                                                        ------------
                                                                                             369,002
                                                                                        ------------
             Trussville, AL, Warrants,
   400,000     4.30%, due 10/01/2010 ................................................        417,640
                                                                                        ------------

             Tuscaloosa, AL, Board of Education, GO,
   300,000     4.625%, due 08/01/2008 ...............................................        300,600
                                                                                        ------------

             Tuscaloosa, AL, Board of Education, Special Tax Warrants,
   300,000     4.85%, due 02/15/2013 ................................................        300,531
                                                                                        ------------

             Tuscaloosa, AL, GO, Warrants,
   145,000     4.25%, due 02/15/2011 ................................................        151,147
   500,000     5.45%, due 01/01/2014 ................................................        531,825
                                                                                        ------------
                                                                                             682,972
                                                                                        ------------
             Tuscaloosa Co., AL, GO, Warrants,
   425,000     4.30%, due 10/01/2009 ................................................        438,226
   400,000     5.55%, due 01/01/2015, Prerefunded 01/01/2010 @ 101 ..................        426,144
                                                                                        ------------
                                                                                             864,370
                                                                                        ------------
             University of Alabama, AL, General Fee Rev.,
   240,000     4.10%, due 12/01/2013 ................................................        248,496
                                                                                        ------------

             University of Alabama, AL, Series A, Rev.,
   375,000     4.00%, due 10/01/2010 ................................................        389,104
                                                                                        ------------

             Vestavia Hills, AL, Warrants,
   565,000     5.00%, due 02/01/2012 ................................................        606,590
                                                                                        ------------

             TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
               OBLIGATION (GO) BONDS (Cost $23,948,066)..............................   $ 24,547,899
                                                                                        ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 4.5%                                VALUE
--------------------------------------------------------------------------------
 1,152,286   Alpine Muncipal Money Market Fund - Class I
               (Cost $1,152,286) ...............................   $  1,152,286
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 101.1%
               (Cost $25,100,352) ..............................   $ 25,700,185

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.1%) ...       (273,788)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 25,426,397
                                                                   ============

ETM - Escrowed to Maturity

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2008
=========================================================================================
                                               GOVERNMENT      GOVERNMENT      ALABAMA
                                                 STREET          STREET        TAX FREE
                                                 EQUITY          MID-CAP         BOND
                                                  FUND            FUND           FUND
-----------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost ....................   $ 38,991,733    $ 25,898,875   $ 25,100,352
                                              ============    ============   ============
   At value (Note 1) ......................   $ 67,298,068    $ 31,896,570   $ 25,700,185
Dividends and interest receivable .........         97,227          27,660        281,183
Receivable for investment securities sold .        573,235              --             --
Receivable for capital shares sold ........            150          14,903         25,000
Other assets ..............................          5,579           5,306          4,240
                                              ------------    ------------   ------------
   TOTAL ASSETS ...........................     67,974,259      31,944,439     26,010,608
                                              ------------    ------------   ------------
LIABILITIES
Distributions payable .....................         46,884           7,120         27,608
Payable for investment securities purchased        506,047         472,174        536,255
Payable for capital shares redeemed .......        106,649          14,803          5,396
Accrued investment advisory fees (Note 3) .         34,402          16,841          5,852
Accrued administration fees (Note 3) ......          7,300           4,000          3,500
Accrued compliance fees (Note 3) ..........            650             550            500
Other accrued expenses ....................          5,445           5,259          5,100
                                              ------------    ------------   ------------
   TOTAL LIABILITIES ......................        707,377         520,747        584,211
                                              ------------    ------------   ------------

NET ASSETS ................................   $ 67,266,882    $ 31,423,692   $ 25,426,397
                                              ============    ============   ============
Net assets consist of:
Paid-in capital ...........................   $ 39,007,431    $ 25,407,205   $ 24,878,866
Accumulated undistributed
   net investment income ..................             --          11,508         15,016
Accumulated/Distributions in excess of
   net realized gains/losses
   from security transactions .............        (46,884)          7,284        (67,318)
Net unrealized appreciation
   on investments .........................     28,306,335       5,997,695        599,833
                                              ------------    ------------   ------------

Net assets ................................   $ 67,266,882    $ 31,423,692   $ 25,426,397
                                              ============    ============   ============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ..........................      1,502,766       2,559,396      2,421,435
                                              ============    ============   ============
Net asset value, offering price and
   redemption price per share (Note 1) ....   $      44.76    $      12.28   $      10.50
                                              ============    ============   ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2008
========================================================================================
                                             GOVERNMENT      GOVERNMENT        ALABAMA
                                               STREET          STREET         TAX FREE
                                               EQUITY          MID-CAP          BOND
                                                FUND            FUND            FUND
----------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .............................   $     39,242    $    117,439    $  1,011,131
   Dividends ............................      1,545,656         346,480          25,790
                                            ------------    ------------    ------------
      TOTAL INVESTMENT INCOME ...........      1,584,898         463,919       1,036,921
                                            ------------    ------------    ------------
EXPENSES
   Investment advisory fees (Note 3) ....        486,665         257,431          88,501
   Administration fees (Note 3) .........         99,888          49,659          39,017
   Professional fees ....................         18,374          15,924          14,640
   Trustees' fees and expenses ..........         13,002          13,002          13,002
   Custodian fees .......................         13,900          12,979           5,039
   Compliance fees (Note 3) .............          8,545           6,655           6,279
   Pricing costs ........................          2,449           4,237          11,835
   Postage and supplies .................          8,290           5,273           5,070
   Account maintenance fees .............          6,353           6,026           1,071
   Registration fees ....................          5,100           3,711           2,664
   Printing of shareholder reports ......          5,651           2,683           2,378
   Insurance expense ....................          5,641           2,512           2,105
   Other expenses .......................          4,616           5,004           4,642
                                            ------------    ------------    ------------
      TOTAL EXPENSES ....................        678,474         385,096         196,243
   Fees waived by the Adviser (Note 3) ..           --            (7,531)        (31,883)
                                            ------------    ------------    ------------
      NET EXPENSES ......................        678,474         377,565         164,360
                                            ------------    ------------    ------------

NET INVESTMENT INCOME ...................        906,424          86,354         872,561
                                            ------------    ------------    ------------
REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
   Net realized gains from
      security transactions .............      1,965,343         756,786          16,614
   Net realized gains from in-kind
      redemptions (Note 1) ..............     10,223,336         369,183              --
   Net change in unrealized appreciation/
      depreciation on investments .......    (14,723,170)     (2,471,103)        265,263
                                            ------------    ------------    ------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS ........     (2,534,491)     (1,345,134)        281,877
                                            ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS ...............   $ (1,628,067)   $ (1,258,780)   $  1,154,438
                                            ============    ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================
                                                  GOVERNMENT STREET                    GOVERNMENT STREET
                                                     EQUITY FUND                         MID-CAP FUND
                                             ------------------------------------------------------------------
                                                YEAR              YEAR              YEAR              YEAR
                                               ENDED             ENDED             ENDED             ENDED
                                              MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                2008              2007              2008              2007
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ................   $      906,424    $      875,665    $       86,354    $       88,137
  Net realized gains from
      security transactions ............        1,965,343         8,725,441           756,786         1,827,568
  Net realized gains from in-kind
     redemptions (Note 1) ..............       10,223,336                --           369,183                --
  Net change in unrealized appreciation/
     depreciation on investments .......      (14,723,170)       (3,740,630)       (2,471,103)         (804,624)
                                           --------------    --------------    --------------    --------------
Net increase (decrease) in net
  assets from operations ...............       (1,628,067)        5,860,476        (1,258,780)        1,111,081
                                           --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...........         (906,812)         (871,818)         (131,638)         (123,370)
  From realized capital gains
     on security transactions ..........       (2,019,387)      (13,025,536)         (749,760)       (2,640,776)
  Return of capital ....................         (265,270)               --                --                --
                                           --------------    --------------    --------------    --------------
Decrease in net assets from
  distributions to shareholders ........       (3,191,469)      (13,897,354)         (881,398)       (2,764,146)
                                           --------------    --------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ............        1,964,944         4,965,258         1,588,631         2,730,131
  Net asset value of shares issued in
     reinvestment of distributions
     to shareholders ...................        3,075,937        13,483,748           859,223         2,748,844
  Payments for shares redeemed .........      (20,710,964)      (29,898,475)       (2,844,837)       (7,483,807)
                                           --------------    --------------    --------------    --------------
Net decrease in net assets from
  capital share transactions ...........      (15,670,083)      (11,449,469)         (396,983)       (2,004,832)
                                           --------------    --------------    --------------    --------------

TOTAL DECREASE IN NET ASSETS ...........      (20,489,619)      (19,486,347)       (2,537,161)       (3,657,897)

NET ASSETS
  Beginning of year ....................       87,756,501       107,242,848        33,960,853        37,618,750
                                           --------------    --------------    --------------    --------------
  End of year ..........................   $   67,266,882    $   87,756,501    $   31,423,692    $   33,960,853
                                           ==============    ==============    ==============    ==============
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ................   $           --    $        7,415    $       11,508    $       56,792
                                           ==============    ==============    ==============    ==============
CAPITAL SHARE ACTIVITY
  Sold .................................           40,023           101,372           119,232           209,562
  Reinvested ...........................           62,867           275,696            64,918           209,747
  Redeemed .............................         (414,553)         (608,524)         (210,523)         (577,999)
                                           --------------    --------------    --------------    --------------
  Net decrease in shares outstanding ...         (311,663)         (231,456)          (26,373)         (158,690)
  Shares outstanding, beginning of year         1,814,429         2,045,885         2,585,769         2,744,459
                                           --------------    --------------    --------------    --------------
  Shares outstanding, end of year ......        1,502,766         1,814,429         2,559,396         2,585,769
                                           ==============    ==============    ==============    ==============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================
                                                                   ALABAMA TAX FREE
                                                                       BOND FUND
                                                             ----------------------------
                                                                 YEAR             YEAR
                                                                ENDED            ENDED
                                                               MARCH 31,        MARCH 31,
                                                                 2008             2007
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................................   $    872,561    $    879,135
   Net realized gains from security transactions .........         16,614          20,874
   Net change in unrealized appreciation/
      depreciation on investments ........................        265,263         (44,862)
                                                             ------------    ------------
Net increase in net assets from operations ...............      1,154,438         855,147
                                                             ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............................       (869,547)       (876,155)
   From realized capital gains on security transactions ..        (15,917)             --
                                                             ------------    ------------
Decrease in net assets from distributions to shareholders        (885,464)       (876,155)
                                                             ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............................      1,373,954       2,206,930
   Net asset value of shares issued in
      reinvestment of distributions to shareholders ......        559,466         569,451
   Payments for shares redeemed ..........................     (2,744,430)     (2,968,731)
                                                             ------------    ------------
Net decrease in net assets from capital share transactions       (811,010)       (192,350)
                                                             ------------    ------------

TOTAL DECREASE IN NET ASSETS .............................       (542,036)       (213,358)

NET ASSETS
   Beginning of year .....................................     25,968,433      26,181,791
                                                             ------------    ------------
   End of year ...........................................   $ 25,426,397    $ 25,968,433
                                                             ============    ============
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME .................................   $     15,016    $     12,778
                                                             ============    ============
CAPITAL SHARE ACTIVITY
   Sold ..................................................        131,729         212,370
   Reinvested ............................................         53,777          54,790
   Redeemed ..............................................       (264,214)       (285,665)
                                                             ------------    ------------
   Net decrease in shares outstanding ....................        (78,708)        (18,505)
   Shares outstanding, beginning of year .................      2,500,143       2,518,648
                                                             ------------    ------------
   Shares outstanding, end of year .......................      2,421,435       2,500,143
                                                             ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================
                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==============================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                            ------------------------------------------------------------------
                                               2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. ...   $    48.37    $    52.42    $    47.11    $    46.10    $    34.13
                                            ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................         0.57          0.48          0.50          0.50          0.32
  Net realized and unrealized
     gains (losses) on investments ......        (2.12)         2.90          5.31          1.01         11.97
                                            ----------    ----------    ----------    ----------    ----------
Total from investment operations ........        (1.55)         3.38          5.81          1.51         12.29
                                            ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..        (0.57)        (0.48)        (0.50)        (0.50)        (0.32)
  Distributions from net realized gains .        (1.31)        (6.95)           --            --            --
  Return of capital .....................        (0.18)           --            --            --            --
                                            ----------    ----------    ----------    ----------    ----------
Total distributions .....................        (2.06)        (7.43)        (0.50)        (0.50)        (0.32)
                                            ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ..........   $    44.76    $    48.37    $    52.42    $    47.11    $    46.10
                                            ==========    ==========    ==========    ==========    ==========

Total return (a) ........................       (3.51%)        7.04%        12.39%         3.27%        36.09%
                                            ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......   $   67,267    $   87,757    $  107,243    $  132,922    $  129,719
                                            ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets .        0.84%         0.84%         0.78%         0.76%         0.79%

Ratio of net investment income
  to average net assets .................        1.12%         0.96%         0.95%         1.08%         0.77%

Portfolio turnover rate .................          12%           15%           17%           13%           15%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==============================================================================================================
                                                                                                      PERIOD
                                                            YEARS ENDED MARCH 31,                      ENDED
                                            ----------------------------------------------------     MARCH 31,
                                               2008          2007          2006          2005        2004 (a)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $    13.13    $    13.71    $    11.30    $    10.33    $    10.00
                                            ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................         0.03          0.04          0.05          0.01          0.01
  Net realized and unrealized
     gains (losses) on investments ......        (0.53)         0.45          2.38          0.97          0.68
                                            ----------    ----------    ----------    ----------    ----------
Total from investment operations ........        (0.50)         0.49          2.43          0.98          0.69
                                            ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..        (0.05)        (0.05)        (0.02)        (0.01)        (0.01)
  Distributions from net realized gains .        (0.30)        (1.02)           --         (0.00)(b)     (0.35)
                                            ----------    ----------    ----------    ----------    ----------
Total distributions .....................        (0.35)        (1.07)        (0.02)        (0.01)        (0.36)
                                            ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ........   $    12.28    $    13.13    $    13.71    $    11.30    $    10.33
                                            ==========    ==========    ==========    ==========    ==========

Total return (c) ........................       (3.99%)        3.83%        21.51%         9.47%         6.83%(d)
                                            ==========    ==========    ==========    ==========    ==========

Net assets at end of period (000's).. ...   $   31,424    $   33,961    $   37,619    $   32,025    $   19,227
                                            ==========    ==========    ==========    ==========    ==========
Ratio of net expenses to
  average net assets (e) ................        1.10%         1.10%         1.10%         1.10%         1.09%(f)

Ratio of net investment income
  to average net assets .................        0.25%         0.26%         0.37%         0.14%         0.11%(f)

Portfolio turnover rate .................          11%           11%           28%            6%          177%(f)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.12%, 1.12%, 1.11%, 1.23% and 1.71%(f) for the periods ended March 31, 2008, 2007,
      2006, 2005 and 2004, respectively (Note 3).

(f)   Annualized.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================
                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==============================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                            ------------------------------------------------------------------
                                               2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. ...   $    10.39    $    10.40    $    10.55    $    10.90    $    10.89
                                            ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income .................         0.36          0.36          0.34          0.35          0.35
  Net realized and unrealized
     gains (losses) on investments ......         0.12         (0.01)        (0.15)        (0.36)         0.01
                                            ----------    ----------    ----------    ----------    ----------
Total from investment operations ........         0.48          0.35          0.19         (0.01)         0.36
                                            ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income ..        (0.36)        (0.36)        (0.34)        (0.34)        (0.35)
  Distributions from net realized gains .        (0.01)           --            --            --            --
                                            ----------    ----------    ----------    ----------    ----------
Total distributions .....................        (0.37)        (0.36)        (0.34)        (0.34)        (0.35)
                                            ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ..........   $    10.50    $    10.39    $    10.40    $    10.55    $    10.90
                                            ==========    ==========    ==========    ==========    ==========

Total return (a) ........................        4.66%         3.38%         1.80%        (0.06%)        3.40%
                                            ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......   $   25,426    $   25,968    $   26,182    $   34,525    $   38,702
                                            ==========    ==========    ==========    ==========    ==========
Ratio of net expenses to
  average net assets (b) ................        0.65%         0.65%         0.65%         0.65%         0.65%

Ratio of net investment income
  to average net assets .................        3.46%         3.44%         3.25%         3.21%         3.26%

Portfolio turnover rate .................           6%           15%            5%            4%           10%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.76%, 0.73%, 0.69%, and 0.68% for the years ended March 31, 2008, 2007, 2006,
      2005 and 2004, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the "Funds") are each a no-load series of the Williamsburg Investment Trust (the "Trust"). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing in common stocks of mid-cap companies.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security,

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
subsequent private transactions in the security or related securities, or a combination of these and other factors.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. Certain Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 are as follows:

----------------------------------------------------------------------------------------------------------
                     YEARS          ORDINARY   EXEMPT-INTEREST   LONG-TERM      RETURN OF        TOTAL
                     ENDED           INCOME       DIVIDENDS        GAINS         CAPITAL     DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
Government Street   03/31/08     $  1,059,790   $         --   $  1,866,409   $    265,270   $  3,191,469
  Equity Fund       03/31/07     $  1,084,650   $         --   $ 12,812,704   $         --   $ 13,897,354
----------------------------------------------------------------------------------------------------------
Government Street   03/31/08     $    150,519   $         --   $    730,879   $         --   $    881,398
  Mid-Cap Fund      03/31/07     $    154,752   $         --   $  2,609,394   $         --   $  2,764,146
----------------------------------------------------------------------------------------------------------
Alabama Tax Free    03/31/08     $         --   $    869,547   $     15,917   $         --   $    885,464
  Bond Fund         03/31/07     $         --   $    876,155   $         --   $         --   $    876,155
----------------------------------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2008:

--------------------------------------------------------------------------------
                                     GOVERNMENT     GOVERNMENT        ALABAMA
                                       STREET         STREET         TAX FREE
                                       EQUITY         MID-CAP          BOND
                                        FUND           FUND            FUND
--------------------------------------------------------------------------------
Cost of portfolio investments ..   $ 38,991,733    $ 25,898,875    $ 25,152,858
                                   ============    ============    ============
Gross unrealized appreciation ..   $ 29,385,177    $  7,769,841    $    577,628
Gross unrealized depreciation ..     (1,078,842)     (1,772,146)        (30,301)
                                   ------------    ------------    ------------
Net unrealized appreciation ....     28,306,335       5,997,695         547,327
Undistributed ordinary income ..             --          11,707          25,727
Undistributed long-term gains ..             --          14,205           2,085
Other temporary differences ....        (46,884)         (7,120)        (27,608)
                                   ------------    ------------    ------------
Total distributable earnings ...   $ 28,259,451    $  6,016,487    $    547,531
                                   ============    ============    ============
--------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing
methods  in  the   amortization  of  discounts  and  premiums  on  fixed  income securities.

During the year ended March 31, 2008, The Alabama Tax Free Bond Fund utilized capital loss carryforwards of $519 to offset current year realized gains.

During the year ended March 31, 2008, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $10,223,336 and $369,183, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund's net assets or net asset value per share.

For the year ended March 31, 2008, The Government Street Equity Fund reclassified return of capital distributions of $265,270 against paid-in capital on the Statements of Assets and Liabilities. For the year ended March 31, 2008, The Alabama Tax Free Bond Fund reclassified $776 of undistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities. These reclassifications are due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. For The Alabama Tax Free Bond Fund the differences are primarily due to the tax treatment of certain debt obligations. Such reclassifications had no effect on each Fund's net assets or net asset value per share.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
threshold would be recorded as a tax benefit or expense in the current year. Each Fund adopted the provisions of FIN 48 on September 30, 2007. Management analyzed the Funds' tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2005 through March 31, 2008) for purposes of implementing FIN 48 and has concluded that no provision for income tax is required in the financial statments.

2.    INVESTMENT TRANSACTIONS

During the year ended March 31, 2008, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $9,215,266 and $27,321,075, respectively, for The Government Street Equity Fund; $3,514,522 and $4,200,803, respectively, for The Government Street Mid-Cap Fund; and $1,552,162 and $2,325,000, respectively, for The Alabama Tax Free Bond Fund.

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

For the year ended March 31, 2008, the Adviser voluntarily undertook to limit the total operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund to 1.10% and .65%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $7,531 and $31,883, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund during the year ended March 31, 2008.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of each Fund's average daily net assets up to $25

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. Additionally, The Government Street Equity Fund, The Government Street Mid-Cap Fund and the Alabama Tax Free Bond Fund are subject to a minimum monthly fee of $4,000, $4,000 and $3,500, respectively. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Funds' compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds' aggregate net assets in excess of $100 million.

4.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5.    NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE GOVERNMENT STREET FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

The Board of Trustees and Shareholders of
The Government Street Equity Fund,
The Government Street Mid-Cap Fund, and
The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Government Street Equity Fund, The Government Street Mid-Cap Fund, and The Alabama Tax-Free Bond Fund (the "Funds") (each a series of the Williamsburg Investment Trust), as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Mid-Cap Fund, and The Alabama Tax-Free Bond Fund at March 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
May 16, 2008

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment returns of the Funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period (October 1, 2007) shown and held for the entire period (March 31, 2008).

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
More information about the Funds' expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

----------------------------------------------------------------------------------------
                                            Beginning        Ending
                                          Account Value   Account Value   Expenses Paid
                                          Oct. 1, 2007   March 31, 2008   During Period*
----------------------------------------------------------------------------------------
THE GOVERNMENT STREET EQUITY FUND
----------------------------------------------------------------------------------------
Based on Actual Fund Return                 $ 1,000.00     $   889.60     $     3.92
----------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses)                        $ 1,000.00     $ 1,020.85     $     4.19
----------------------------------------------------------------------------------------
THE GOVERNMENT STREET MID-CAP FUND
----------------------------------------------------------------------------------------
Based on Actual Fund Return                 $ 1,000.00     $   900.50     $     5.23
----------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses)                        $ 1,000.00     $ 1,019.50     $     5.55
----------------------------------------------------------------------------------------
THE ALABAMA TAX FREE BOND FUND
----------------------------------------------------------------------------------------
Based on Actual Fund Return                 $ 1,000.00     $ 1,028.70     $     3.30
----------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses)                        $ 1,000.00     $ 1,021.75     $     3.29
----------------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

            The Government Street Equity Fund           0.83%
            The Government Street Mid-Cap Fund          1.10%
            The Alabama Tax Free Bond Fund              0.65%

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                                POSITION HELD                 LENGTH OF
TRUSTEE                           ADDRESS                              AGE      WITH THE TRUST                TIME SERVED
------------------------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.        931 Broad Street Road,               71       Chairman and                  Since
                                  Manakin-Sabot, VA                             Trustee                       June 1991
------------------------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III        1802 Bayberry Court,                 71       Trustee                       Since
                                  Suite 400                                                                   September 1988
                                  Richmond, VA
------------------------------------------------------------------------------------------------------------------------------
* John T. Bruce                   800 Main Street                      54       Trustee                       Since
                                  Lynchburg, VA                                                               September 1988
------------------------------------------------------------------------------------------------------------------------------
  Robert S. Harris                100 Darden Boulevard                 58       Trustee                       Since
                                  Charlottesville, VA                                                         January 2007
------------------------------------------------------------------------------------------------------------------------------
  J. Finley Lee, Jr.              4488 Pond Apple                      68       Trustee                       Since
                                  Drive North                                                                 September 1988
                                  Naples, FL
------------------------------------------------------------------------------------------------------------------------------
  Richard L. Morrill              University of Richmond               68       Trustee                       Since
                                  Richmond, VA                                                                March 1993
------------------------------------------------------------------------------------------------------------------------------
  Harris V. Morrissette           100 Jacintoport Boulevard            48       Trustee                       Since
                                  Saraland, AL                                                                March 1993
------------------------------------------------------------------------------------------------------------------------------
  Erwin H. Will, Jr.              47 Willway Avenue                    75       Trustee                       Since
                                  Richmond, VA                                                                July 1997
------------------------------------------------------------------------------------------------------------------------------
  Samuel B. Witt III              302 Clovelly Road                    72       Trustee                       Since
                                  Richmond, VA                                                                November 1988
------------------------------------------------------------------------------------------------------------------------------
  Thomas W. Leavell               150 Government Street                64       President                     Since
                                  Mobile, AL                                                                  February 2004
------------------------------------------------------------------------------------------------------------------------------
  Mary Shannon Hope               150 Government Street                44       Vice President of The         Since
                                  Mobile, AL                                    Government Street             February 2004
                                                                                Bond Fund
------------------------------------------------------------------------------------------------------------------------------
  Timothy S. Healey               600 Luckie Drive                     55       Vice President of  The        Since
                                  Suite 305                                     Alabama Tax  Free Bond        January 1995
                                  Birmingham, AL                                Fund and The Government
                                                                                Street Mid-Cap Fund
------------------------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey                225 Pictoria Drive                   51       Vice President                Since
                                  Suite 450                                                                   November 2000
                                  Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------------
  Mark J. Seger                   225 Pictoria Drive                   46       Treasurer                     Since
                                  Suite 450                                                                   November 2000
                                  Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------------
  John F. Splain                  225 Pictoria Drive                   51       Secretary                     Since
                                  Suite 450                                                                   November 2000
                                  Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------------
  Tina H. Bloom                   225 Pictoria Drive                   39       Chief Compliance Officer      Since
                                  Suite 450                                                                   August 2006
                                  Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of China Doll Rice Company. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Thomas W. Leavell is a Principal of the Adviser.

Mary Shannon Hope is a Principal of the Adviser.

Timothy S. Healey is a Principal of the Adviser.

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors,LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
For the fiscal year ended March 31, 2008 certain dividends paid by The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount of $1,059,790, $150,519, and $0, respectively, as taxed at a maximum rate of 15%, as well as $1,819,525, $730,879 and $15,917, respectively, as long-term gain distributions. Additionally, for the fiscal year ended March 31, 2008, 100% of the dividends paid from ordinary income by The Governent Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)
================================================================================
At an in-person meeting held on February 12, 2008, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser. The Trustees also considered the

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED) (CONTINUED)
================================================================================
Adviser's representations that all of the Funds' portfolio trades were executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered that neither the Funds nor the Adviser participate in any revenue sharing arrangements on behalf of the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the long-term performance of each Fund as compared to similarly managed funds and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided quality services to the Funds; (ii) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and they believe the fees to be reasonable given the quality of services provided by the Adviser; (iii) the total operating expense ratio of each Fund is less than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; and (iv) the Adviser's voluntary commitment to cap overall operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund through advisory fee waivers has enabled those Funds to further increase returns for shareholders. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                       This page intentionally left blank.

================================================================================

                           THE GOVERNMENT STREET FUNDS
                  =============================================
                              No Load Mutual Funds


              INVESTMENT ADVISER
              T. Leavell & Associates, Inc.
              150 Government Street
              Post Office Box 1307
              Mobile, AL 36633

              ADMINISTRATOR
              Ultimus Fund Solutions, LLC
              P.O. Box 46707
              Cincinnati, OH 45246-0707
              1-866-738-1125

              LEGAL COUNSEL
              Sullivan & Worcester LLP
              One Post Office Square
              Boston, MA 02109

              INDEPENDENT REGISTERED PUBLIC
              ACCOUNTING FIRM
              Ernst & Young LLP
              1900 Scripps Center
              312 Walnut Street
              Cincinnati, OH 45202

              BOARD OF TRUSTEES
              Austin Brockenbrough, III
              John T. Bruce
              Charles M. Caravati, Jr.
              Robert S. Harris
              J. Finley Lee, Jr.
              Richard L. Morrill
              Harris V. Morrissette
              Erwin H. Will, Jr.
              Samuel B. Witt, III

              PORTFOLIO MANAGERS
              Thomas W. Leavell,
                 The Government Street Equity Fund
                 The Government Street Mid-Cap Fund
              Timothy S. Healey,
                 The Government Street Mid-Cap Fund
                 The Alabama Tax Free Bond Fund
              Richard E. Anthony, Jr.,
                 The Government Street Mid-Cap Fund
              Mary Shannon Hope,
                 The Government Street Bond Fund

================================================================================

ITEM 2.     CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Dr. Robert S. Harris. Dr. Harris is "independent" for purposes of this Item.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $140,525 and $146,951 with respect to the registrant's fiscal years ended March 31, 2008 and 2007, respectively.

      (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

      (c) TAX FEES. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

      (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1) The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

              o Services, relating to a new series or class of a series, associated with SEC registration statements, periodic reports and other documents filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters--$5,000

              o Consultations with management of the registrant, not in connection with an audit, as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies--$5,000

              o   All  tax   services   provided  to  the   registrant   in  the
                  aggregate--$5,000

      (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.     SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant's board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant's offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH       Code of Ethics

Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Williamsburg Investment Trust
               -----------------------------------------------------------------

By (Signature and Title)*     /s/ John F. Splain
                              --------------------------------------------------
                              John F. Splain, Secretary

Date          May 30, 2008
      ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ John T. Bruce
                              --------------------------------------------------
                              John T. Bruce, President (FBP Value Fund and FBP
                              Balanced Fund)

Date          May 30, 2008
      ------------------------

By (Signature and Title)*     /s/ Thomas W. Leavell
                              --------------------------------------------------
                              Thomas W. Leavell, President (The Government
                              Street Equity Fund, The Government Street Mid-Cap
                              Fund and The Alabama Tax Free Bond Fund)

Date          May 30, 2008
      ------------------------

By (Signature and Title)*     /s/ Charles M. Caravati III
                              --------------------------------------------------
                              Charles M. Caravati III, President
                             (The Jamestown Balanced Fund, The Jamestown Equity
                              Fund and The Jamestown International Equity Fund)

Date          May 30, 2008
      ------------------------

By (Signature and Title)*     /s/ Joseph A. Jennings III
                              --------------------------------------------------
                              Joseph A. Jennings III, President
                              (The Jamestown Tax Exempt Virginia Fund)

Date          May 30, 2008
      ------------------------

By (Signature and Title)*     /s/ Lawrence B. Whitlock, Jr.
                              --------------------------------------------------
                              Lawrence B. Whitlock, Jr., President
                              (The Jamestown Select Fund)

Date          May 30, 2008
      ------------------------

By (Signature and Title)*     /s/  Joseph L. Antrim III
                              --------------------------------------------------
                              Joseph L. Antrim III, President
                             (The Davenport Equity Fund)

Date          May 30, 2008
      ------------------------

By (Signature and Title)*     /s/ Mark J. Seger
                              --------------------------------------------------
                              Mark J. Seger, Treasurer

Date          May 30, 2008
      ------------------------

* Print the name and title of each signing officer under his or her signature.